UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14C

Information Statement Pursuant to Section 14(c) of the

Securities Exchange Act of 1934

Check the appropriate box:

☒	Preliminary Information Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14c-5(d)(2))
☐	Definitive Information Statement

Patriot Scientific Corporation

(Exact name of registrant as specified in charter)

Delaware

(State or other jurisdiction of incorporation)

000-22182	84-1070278
(Commission File Number)	(IRS Employer Identification No.)

2038 Corte Del Nogal, Suite 141, Carlsbad, California 92011

(Address of principal executive offices and zip code)

          (657) 208-0890

(Registrant’s telephone number including area code)

Payment of Filing Fee (check the appropriate box):

☒	No fee required
☐	Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11

(1)	Title of each class of securities to which transaction applies: ______________________________
(2)	Aggregate number of securities to which transaction applies: ______________________________
(3)

Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

_____________________________________________________________________________

(4)	Proposed maximum aggregate value of transaction: ______________________________________
(5)	Total fee paid: __________________________________________________________________

☐	Fee paid previously with preliminary materials.
☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid: ___________________________________________________________________
(2)	Form, Schedule or Registration Statement No.: ___________________________________________________
(3)	Filing Party: _____________________________________________________________________________
(4)	Date Filed: ______________________________________________________________________________

Patriot Scientific Corporation

2038 Corte Del Nogal, Suite 141

Carlsbad, CA 92011

(657) 208-0890

[Month] [Day], 2020

NOTICE OF STOCKHOLDER ACTION BY WRITTEN CONSENT.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

To our Stockholders:

This Notice and Information Statement has been filed with the Securities and Exchange Commission and is being furnished, pursuant to Section 14c of the Securities Exchange Act of 1934, as amended, to the holders of record (the “Stockholders”) at the close of business on October 27, 2020 (the “Record Date”) of (i) shares of common stock, $0.00001 par value per share (the “Common Stock”), (ii) shares of Series A Convertible Voting Preferred Stock, $0.00001 par value per share (the “Series A Preferred”) and (iii) shares of Series B Convertible Voting Preferred Stock, $0.00001 par value per share (the “Series B Preferred”), of Patriot Scientific Corporation, a Delaware corporation (the “Company,” “we,” “us” or “our”), in connection with the approval of the following actions taken by the Company’s Board of Directors (the “Board”) on October 21, 2020 and by written consent of the holders of a majority of the voting power of the issued and outstanding capital stock of the Company on October 22, 2020:

Item 1.	To elect six directors to the Company’s Board to serve until the Company’s 2021 annual meeting of stockholders or until their successors are elected and qualified (“Election of Directors”);
Item 2.	To change the name of the Company to “Mosaic ImmunoEngineering Inc.” (the “Name Change”);
Item 3.	To effect a reverse stock split of all of the Company’s outstanding shares of Common Stock by a ratio of 1-for-500 (the “Reverse Stock Split”);
Item 4.	To reduce the number of shares of Common Stock that the Company is authorized to issue from 600,000,000 shares to 100,000,000 shares (the “Authorized Share Reduction”);
Item 5.	To file an Amended and Restated Articles of Incorporation of the Company (the “Amended and Restated Certificate”) to give effect to the Name Change, Reverse Stock Split, and Authorized Share Reduction (A copy of the form of the Amended and Restated Certificate is attached as Appendix A to this Information Statement);
Item 6.	To adopt the Amended and Restated Bylaws of the Company (the “Amended and Restated Bylaws”) (A copy of the form of the Amended and Restated Bylaws is attached as Appendix B to this Information Statement);
Item 7.	To ratify the appointment of KMJ Corbin & Company LLP. as the independent registered public accounting firm of the Company for the fiscal year ending May 31, 2021;
Item 8.	To adopt the 2020 Omnibus Incentive Plan (“2020 Plan”) (A copy of the form of the 2020 Plan is attached as Appendix C to this Information Statement);
Item 9.	To hold a non-binding advisory vote on executive compensation; and
Item 10.	To hold a non-binding advisory vote on the frequency of executive compensation advisory votes (collectively with the matters identified in Items 1 through 10 above, the “Corporate Actions”).

In order to eliminate the costs and management time involved in holding a special meeting and in order to effect the actions disclosed herein as quickly as possible in order to accomplish the purposes of our Company, we chose to obtain the written consent of a majority of the Company’s voting power to approve the actions described in this Information Statement in accordance with Sections 228 and 242 of the Delaware General Corporation Law (the “DGCL”) and our bylaws.

The written consent that we received constitutes the only stockholder approval required for the Corporate Actions under Delaware law and our Certificate of Incorporation and bylaws. As a result, no further action by any other stockholder is required to approve the Corporate Actions and we have not solicited, and will not be soliciting, your approval of the Corporate Actions. Notwithstanding, the holders of our Common Stock, Class A Preferred, and Class B Preferred, as of the Record Date are entitled to notice of the stockholder action by written consent. This notice and the accompanying Information Statement are being mailed to our holders of Common Stock of the Record Date on or about November [●], 2020.

This Notice and the accompanying Information Statement shall constitute notice to you of the action by written consent in accordance with Rule 14c-2 promulgated under the Exchange Act and in accordance with Delaware law and our bylaws.

By Order of the Board of Directors

Very truly yours,

Steven King

President and Chief Executive Officer, Director

Patriot Scientific Corporation

2038 Corte Del Nogal, Suite 141

Carlsbad, CA 92011

(657) 208-0890

Information Statement Pursuant to Section 14c

of the Securities Exchange Act of 1934

THIS IS NOT A NOTICE OF A MEETING OF STOCKHOLDERS AND NO STOCKHOLDERS

MEETING WILL BE HELD TO CONSIDER ANY MATTER DESCRIBED HEREIN.

WE ARE NOT ASKING YOU FOR A PROXY

AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

GENERAL INFORMATION

This Information Statement is being mailed on or about November [●], 2020 to the holders of record (the “Stockholders”) at the close of business on October 27, 2020 (the “Record Date”) of (i) shares of common stock, $0.00001 par value per share (the “Common Stock”), (ii) shares of Series A Convertible Voting Preferred Stock, $0.00001 par value per share (the “Series A Preferred”) and (iii) shares of Series B Convertible Voting Preferred Stock, $0.00001 par value per share (the “Series B Preferred”), of Patriot Scientific Corporation, a Delaware corporation (the “Company,” “we,” “us” or “our”), in connection with the approval of the following actions taken by the Company’s Board of Directors (the “Board”) and by written consent of the holders of a majority of the voting power of the issued and outstanding capital stock of the Company (the “Approving Stockholders”):

Item 1.	To elect six directors to the Company’s Board to serve until the Company’s 2021 annual meeting of stockholders or until their successors are elected and qualified (the “Election of Directors”);
Item 2.	To change the name of the Company to “Mosaic ImmunoEngineering Inc.” (the “Name Change”);
Item 3.	To effect a reverse stock split of all of the Company’s outstanding shares of Common Stock by a ratio of 1-for-500 (the “Reverse Stock Split”);
Item 4.	To reduce the number of shares of Common Stock that the Company is authorized to issue from 600,000,000 shares to 100,000,000 shares (the “Authorized Share Reduction”);
Item 5.	To file an Amended and Restated Articles of Incorporation of the Company (the “Amended and Restated Certificate”) to give effect to the Name Change, Reverse Stock Split, and Authorized Share Reduction (A copy of the form of the Amended and Restated Certificate is attached as Appendix A to this Information Statement);
Item 6.	To adopt the Amended and Restated Bylaws of the Company (the “Amended and Restated Bylaws”) (A copy of the form of the Amended and Restated Bylaws is attached as Appendix B to this Information Statement);
Item 7.	To ratify the appointment of KMJ Corbin & Company LLP. as the independent registered public accounting firm of the Company for the fiscal year ending May 31, 2021;
Item 8.	To adopt the 2020 Omnibus Incentive Plan (“2020 Plan”) (A copy of the form of the 2020 Plan is attached as Appendix C to this Information Statement);
Item 9.	To hold a non-binding advisory vote on executive compensation; and
Item 10.	To hold a non-binding advisory vote on the frequency of executive compensation advisory votes (collectively with the matters identified in Items 1 through 10 above, the “Corporate Actions”).

On October 21, 2020, our Board unanimously approved the Corporate Actions. In order to eliminate the costs and management time involved in holding a special meeting and in order to effect the actions disclosed herein as quickly as possible in order to accomplish the purposes of our Company, we chose to obtain the written consent of a majority of the Company’s voting power to approve the actions described in this Information Statement in accordance with Sections 228 and 242 of the Delaware General Corporation Law (the “DGCL”) and our bylaws.

1

Required Vote

The Common Stock, Series A Preferred, and Series B Preferred are the only classes of outstanding voting stock of the Company. As of October 22, 2020, there were 401,392,948 shares of Common Stock, 630,000 shares of Series A Preferred, and 70,000 shares of Series B Preferred issued and outstanding. On October 22, 2020, the following holders of shares of the Common Stock and Series A Preferred Stock, representing 80% of the outstanding voting power of the Company (the “Majority Stockholders”), executed the written consent of the Majority Stockholders approving the Corporate Actions:

Name of Majority Stockholder	Number of Shares of Common Stock held	Number of Shares of Series A Preferred held (1)	Number of Shares of Series B Preferred held (2)	Number of Votes held by Majority Stockholder (1)	Number of Votes that Voted in favor of the Corporate Actions	Percentage of the Voting Equity that Voted in favor of the Corporate Actions (3)
Steven King	–	161,000	–	820,625,533	820,625,533	20.444%
Paul Lytle	–	161,000	–	820,625,533	820,625,533	20.444%
Nicole Steinmetz, Ph.D.	–	161,000	–	820,625,533	820,625,533	20.444%
Jonathan Pokorski, Ph.D.	–	56,000	–	285,434,968	285,434,968	7.112%
Steven Fiering, Ph.D.	–	56,000	–	285,434,968	285,434,968	7.112%
Robert Garnick, Ph.D.	–	35,000	–	178,396,855	178,396,855	4.444%
Total	–	630,000	–	3,211,143,390	3,211,143,390	80.000%

_________________

(1)	Each share of the Series A Preferred; shall (a) convert into 5,097.053 shares of common stock of the Company, (b) possess full voting rights, on an as-converted basis, as the Common Stock of the Company, and (c) have no dividend rate.
(2)	Each share of the Series B Preferred; shall (a) convert into 5,734.185 shares of Common Stock of the Company, (b) possess full voting rights, on an as-converted basis, as the Common Stock of the Company, (c) have no dividend rate, and (d) shall possess certain anti-dilution protections as defined in the Series B Certificate of Designations.
(3)	Based on 4,013,929,288 shares of Common Stock entitled to vote, including the number of shares of Common Stock entitled to vote under the Series A Preferred and Series B Preferred, on an as-converted basis.

Since the Board and Majority Stockholders voted in favor of the Corporate Actions, all corporate actions necessary to authorize the Corporate Actions have been taken. We expect that each of the Corporate Actions, other than the Name Change, Reverse Stock Split, and Authorized Share Reduction, will become effective no sooner than the 20th calendar day after the date on which this Information Statement and the accompanying notice are mailed to our stockholders. The Name Change, Reverse Stock Split, and Authorized Share Reduction will become effective upon the filing of the Amended and Restated Certificate with the Secretary of State of the State of Delaware. Notwithstanding the foregoing, we must first notify FINRA of the intended Name Change and Reverse Stock Split by filing an Issuer Company Related Action Notification Form no later than ten (10) days prior to the anticipated Effective Date of such action, as our failure to provide such notice could constitute fraud under Section 10 of the Exchange Act.

Record Date and Voting Securities

Only stockholders of record at the close of business on the Record Date are entitled to notice of the information disclosed in this Information Statement. As of October 27, 2020 (“Record Date”), there were 401,392,948 shares of Common Stock, $0.00001 par value per share, 630,000 shares of Series A Preferred, $0.00001 par value per share, and 70,000 shares of Series B Preferred, $0.00001 par value per share, issued and outstanding. Our authorized securities consist of 600,000,000 shares of Common Stock and 5,000,000 shares of preferred stock. Holders of our Common Stock are entitled to one vote per share. Holders of our Series A Preferred are entitled to 5,097.053 votes per share, on an as-converted basis, and holders of our Series B Preferred are entitled to 5,734.185 votes per share, on an as-converted basis.

2

Costs of the Information Statement

We are mailing this Information Statement and will bear the costs associated therewith. We are not making any solicitations. We will request brokerage houses, nominees, custodians, fiduciaries and other like parties to forward this Information Statement to the beneficial owners of our Common Stock and Series A and Series B Preferred Stock held of record by them, and will reimburse such persons for their reasonable charges and expenses in connection therewith. The costs of preparing, printing and mailing this Information Statement will be borne by the Company.

Stockholders Sharing an Address

We will deliver only one Information Statement to multiple stockholders sharing an address unless we have received contrary instructions from one or more of the stockholders. We undertake to deliver promptly, upon written or oral request, a separate copy of the Information Statement to a stockholder at a shared address to which a single copy of the Information Statement is delivered. A stockholder can notify us that the stockholder wishes to receive a separate copy of the Information Statement by contacting us at the address or phone number set forth above. Conversely, if multiple stockholders sharing an address receive multiple Information Statements and wish to receive only one, such stockholders can notify us at the address or phone number set forth above.

Dissenters’ Rights

Under the DGCL, our stockholders are not entitled to dissenters’ rights or appraisal rights with respect to any of the Corporate Actions and we will not independently provide our stockholders with any such rights.

Interest of Certain Person in the Corporate Actions

No officer or director has any substantial interest, direct or indirect, by security holdings or otherwise, in any of the Corporate Actions that is not shared by all of our other stockholders.

THIS IS NOT A NOTICE OF A MEETING OF STOCKHOLDERS AND NO STOCKHOLDERS’ MEETING WILL BE HELD TO CONSIDER ANY MATTER DESCRIBED HEREIN.

THIS INFORMATION STATEMENT IS BEING FURNISHED TO YOU SOLELY FOR THE PURPOSE OF INFORMING YOU OF THE MATTERS DESCRIBED HEREIN.

WE ARE NOT ASKING YOU FOR A PROXY AND

YOU ARE REQUESTED NOT TO SEND US A PROXY

3

ITEM 1 – ELECTION OF DIRECTORS

Officers and Directors

Our Amended and Restated Bylaws provide that the number of directors on the Board shall be fixed from time to time exclusively pursuant to a resolution adopted by the affirmative vote of a majority of the Board. Our Board is comprised of six (6) directors and the Board has fixed the number of directors to be six (6).

On October 21, 2020, the Board unanimously recommended that stockholders elect the below nominees, and on October 22, 2020, the Majority Stockholders elected the below nominees to serve as directors. Each director will serve until the 2021 annual meeting of stockholders or until their successors are duly elected and qualified, or their earlier death, resignation or removal.

The following table sets forth the names, positions and ages of our directors and executive officers as of the date of this Information Statement. Our directors are elected by our stockholders at annual meeting of the stockholders and serve until the next annual meeting of the stockholders or, in absence of such annual meeting, until their successors are elected and qualified. Officers are elected by our Board and their terms of office are at the discretion of our Board.

Name	Age	Position and Term
Steven King	55	Director (since August 21, 2020), President and Chief Executive Officer (since August 31, 2020)
Gloria H. Felcyn	71	Director (since October 2002)
Robert Garnick, Ph.D.	71	Director (since August 21, 2020)
Carlton M. Johnson, Jr.	59	Director (since August 2001)
Paul Lytle	52	Director (since August 21, 2020), EVP, Chief Financial Officer, Corporate Secretary (since August 31, 2020)
Nicole Steinmetz, Ph.D.	41	Director (since August 21, 2020), acting Chief Scientific Officer (since August 31, 2020)

Director Qualifications

We believe that individuals who serve on our Board should possess the requisite education and experience to make a significant contribution to the Board and bring a range of skills, diverse perspectives and backgrounds to its deliberations; and should have the highest ethical standards, a strong sense of professionalism and dedication to serving the interests of our stockholders. The following are qualifications, experience and skills for board members which are important to our business:

•	Leadership Experience – We seek directors who demonstrate extraordinary leadership qualities. Strong leaders bring vision, diverse perspectives, and broad business insight to the company. They demonstrate practical management experience, skills for managing change, and knowledge of industries, geographies and risk management strategies relevant to the Company.
•	Finance Experience – We believe that all directors should possess an understanding of finance and related reporting processes. We also seek directors who qualify as “audit committee financial experts” as defined in rules of the SEC for service on the Audit Committee.
•	Industry Experience – We seek directors who have relevant industry experience including: existing and new technologies, new or expanding businesses and a deep understanding of the Company’s business environments.

4

Biographical information concerning the directors and executive officers listed above is set forth below.

Steven King. Mr. King was nominated to serve as a director on August 21, 2020 and was appointed President and Chief Executive Officer on August 31, 2020. Mr. King has served as President and Chief Executive Officer of Peregrine Pharmaceuticals, Inc. (now known as Avid Bioservices, Inc.) (Nasdaq: CDMO) and its wholly-owned biomanufacturing subsidiary Avid Bioservices, Inc., for over 15 years, during which time the company advanced its lead compound through Phase III clinical development, while growing revenues to over $55 million. Prior to joining Peregrine, Mr. King was employed at Vascular Targeting Technologies, Inc., which was acquired by Peregrine in 1997. Mr. King served in a variety of executive roles at Peregrine, including Director of Research and Development (1997 to 2000), Vice President Technology and Product Development (2000 to 2002), Chief Operating Officer (2002 to 2003) and Chief Executive Officer (2003 to 2017). Mr. King served on the board of directors of Peregrine from 2003 until 2017. Mr. King previously worked at the University of Texas Southwestern Medical Center and is co-inventor on over 40 U.S. and foreign patents and patent applications in the vascular targeting agent field. Mr. King received his Bachelor’s and Master’s degrees from Texas Tech University in Cell and Molecular Biology.

The Board nominated Mr. King to serve as a director because of his extensive scientific understanding of technologies in development and expertise in developing and manufacturing biotechnology products, combined with the perspective and experience he brings from having served on the boards of public companies.

Gloria H. Felcyn.  Ms. Felcyn has served as a director of the Company since October 2002 and is the Chairman of the Audit Committee of the Board of Directors. Since 1982, Ms. Felcyn has been the principal in her own certified public accounting firm, during which time she represented Helmut Falk Sr. and nanoTronics, along with other major individual and corporate clients in Silicon Valley. Following Mr. Falk’s death, Ms. Felcyn represented his estate and family trust as Executrix and Trustee of the Falk Estate and The Falk Trust. Prior to establishing her firm, Ms. Felcyn worked for the national accounting firm of Hurdman and Cranston from 1969 through 1970 and Price Waterhouse & Co. in San Francisco and New York City from 1970 through 1976, during which period she represented major Fortune 500 companies. Subsequent to that, Ms. Felcyn worked in the field of international tax planning with a major real estate syndication company in Los Angeles until 1982 when she decided to start her own practice in Northern California. A major portion of Ms. Felcyn’s current practice is “Forensic Accounting”, which involves valuation of business entities and investigation of assets. Ms. Felcyn has published tax articles for “The Tax Advisor” and co-authored a book published in 1982, “International Tax Planning”. Ms. Felcyn has a degree in Business Economics from Trinity University and is a member of the American Institute of CPAs.

The Board of Directors concluded that Ms. Felcyn should serve as a director and the chairperson of the Audit Committee in light of her extensive financial and accounting experience that she has obtained over her career.

Robert Garnick, Ph.D. Dr. Garnick was nominated to serve as a director on August 21, 2020. Dr Garnick holds a PH.D  in Natural Products / Organic Chemistry from Northeastern University in Boston. He was a Senior V.P.  of Regulatory, Quality and Compliance at Genentech when he left in 2008. Dr. Garnick started at Genentech in 1984 and was directly responsible for the approval of a number of biotechnology products including such blockbusters as Rituxan®, Herceptin® and Avastin®. Dr. Garnick left Genentech in 2008 and founded Lone Mountain Biotechnology and Medical Devices Inc., a consulting company. Dr Garnick was co-founder of Bioanalytix in Boston and an early investor in Stemcentrx in San Francisco. Dr. Garnick has extensive drug and biologics development experience and was a frequent lecturer on biotechnology products and processes.

The Board nominated Dr. Garnick to serve as a director because of his extensive drug development and commercialization experience with biotechnology products.

5

Carlton M. Johnson, Jr. Mr. Johnson has served as a director of the Company since 2001. From June 1996 through March 2013, Mr. Johnson served as in-house legal counsel for Roswell Capital Partners, LLC and related entities. Mr. Johnson has been admitted to the practice of law in Alabama since 1986, Florida since 1988 and Georgia since 1997. He has been a shareholder in the Pensacola, Florida AV- rated law firm of Smith, Sauer, DeMaria Johnson and was President-Elect of the 500 member Escambia-Santa Rosa Bar Association. He also served on the Florida Bar Young Lawyers Division Board of Governors. Mr. Johnson earned a degree in History/Political Science at Auburn University and a Juris Doctor at Samford University - Cumberland School of Law. Mr. Johnson served on the board of directors of Peregrine Pharmaceuticals, Inc (now known as Avid Bioservices, Inc.) (Nasdaq: CDMO) from 1999 through November 2017. From May 2009 to March 2012, Mr. Johnson served on the board of directors of Cryoport, Inc., a publicly held company providing cost-efficient frozen shipping to biopharmaceutical and biotechnology industries. From November 2009 to December 2011, Mr. Johnson served on the board of directors of ECOtality, Inc., a leader in clean electric transportation and storage technologies.

The Board of Directors concluded that Mr. Johnson should serve as a director in light of the extensive public company finance and corporate governance experience that he has obtained through serving on the boards and audit committees of Peregrine Pharmaceuticals, Inc., Cryoport, Inc., and ECOtality, Inc.

Paul Lytle. Mr. Lytle was nominated to serve as a director on August 21, 2020 and was appointed Executive Vice President, Chief Financial Officer on August 31, 2020. Mr. Lytle has over 25 years of finance and accounting experience, including 21 years of public company experience and 19 years of CFO experience in the field of biotechnology and medical devices. Mr. Lytle served as Executive Vice President, Chief Financial Officer of Breathe Technologies, Inc. (“Breathe”), a private venture-backed medical device company with an approved portable ventilator, from September 2018 to December 2019. During this period, Mr. Lytle played a key role in preparing the company for a successful exit for investors and in September 2019, Breathe was acquired by Hillrom Holding, Inc. (NYSE: HRC) through a reverse triangular merger. Prior to Breathe, Mr. Lytle served as Chief Financial Officer of Peregrine Pharmaceuticals, Inc. (now known as Avid Bioservices, Inc.) (Nasdaq: CDMO) and its wholly-owned biomanufacturing subsidiary Avid Bioservices, Inc., for 18 years, during which time the company advanced multiple products in oncology and infectious diseases, including its lead compound through Phase III clinical development, while starting and growing a biomanufacturing business to over $55 million in revenue. Prior to joining Peregrine, Mr. Lytle was employed by Deloitte from 1992 to 1997.

The Board nominated Mr. Lytle to serve as a director because of his extensive experience with public companies in the biotechnology field along with his experience with product development, corporate financing, mergers and acquisitions, and corporate governance.

Nicole Steinmetz, Ph.D. Dr. Steinmetz was nominated to serve as a director on August 21, 2020 and acting Chief Scientific Officer on August 31, 2020. Dr. Steinmetz is a Professor of NanoEngineering at the University of California, San Diego (July 2018 - present), where she also serves as the Founding Director of the Center for Nano-ImmunoEngineering. Dr. Steinmetz started her independent career at Case Western Reserve University School of Medicine in the Department of Biomedical Engineering, where she was promoted through the ranks of Assistant Professor (October 2010), Associate Professor (July 2016), Full Professor (January 2018). Dr. Steinmetz trained at The Scripps Research Institute, La Jolla, CA where she was a NIH K99/R00 awardee and AHA post-doctoral fellow (2007-2010); she obtained her Ph.D. in Bionanotechnology from the University of East Anglia where she prepared her dissertation as a Marie Curie Early Stage Training Fellow at the John Innes Centre, Norwich, UK (2004-2007). Her early training was at the RWTH-Aachen University in Germany, where she obtained her Masters in Molecular Biotechnology (2001-2004) after completing her pre-Diploma from the Ruhr University Bochum, Germany (1998-2001). Dr. Steinmetz has authored more than 180 peer-reviewed journal articles (H Index 50), reviews, book chapters, and patents; she has authored and edited books on Virus-based nanotechnology. Research in the Steinmetz Lab is and has been funded through grants from federal agencies, including National Institute of Health, National Science Foundation (including an NSF CAREER), US Department of Agriculture, and Department of Energy, as well as private foundations, including Susan G. Komen Foundation, American Cancer Society, and American Heart Association. Over the past 10 years, Dr. Steinmetz has been awarded grants as PI and Co-PI totaling over $41 million in total funding. Dr. Steinmetz is a standing member of the NIH Nanotechnology study section.  She serves on the Editorial Board of Wiley Interdisciplinary Reviews (WIREs) on Nanomedicine and Nanobiotechnology; she serves on the Advisory Editorial Board for the ACS journal Molecular Pharmaceutics, ACS Nano and RSC Journal of Materials Chemistry B. Dr. Steinmetz has won many recognitions and awards; she was elected Fellow of the Royal Society of Chemistry and American Institute for Medical and Biological Engineering.

The Board nominated Dr. Steinmetz to serve as a director because of her extensive scientific understanding of technologies in development.

6

Board Leadership Structure and the Board’s Role in Risk Oversight

The Board of Directors currently does not have a Chairman. Our Chief Executive Officer acts as the Chairman of the Board. The Board determined that in the best interest of the Company the most effective leadership structure at this time is not to separate the roles of Chairman and Chief Executive Officer. A combined structure provides the Company with a single leader who represents the Company to our stockholders, regulators, business partners and other stakeholders, among other reasons set forth below. Should the Board conclude otherwise, the Board will separate the roles and appoint an independent Chairman.

•	This structure creates efficiency in the preparation of the meeting agendas and related Board materials as the Company’s Chief Executive Officer works directly with those individuals preparing the necessary Board materials and is more connected to the overall daily operations of the Company. Agendas are also prepared with the permitted input of the full Board allowing for any concerns or risks of any individual director to be discussed as deemed appropriate. The Board believes that the Company has benefited from this structure, and Mr. King’s continuation in the combined role of the Acting Chairman and President and Chief Executive Officer is in the best interest of the stockholders.

•	The Company believes that the combined structure is necessary and allows for efficient and effective oversight, given the Company’s relatively small size, its corporate strategy and focus. The Board does not have a specific role in risk oversight of the Company. The Chairman, President and Chief Executive Officer and other executive officers and employees of the Company provide the Board with information regarding the Company’s risks.

Compensation of Directors

Non-employee directors are entitled to receive cash compensation for serving as directors and may receive option grants from our Company. Employee directors do not receive any compensation for their services as directors. All of our directors are reimbursed for expenses incurred by them in connection with attending Board of Directors’ meetings.

During the fiscal year ended May 31, 2020, non-employee directors did not receive any compensation for their services.

Independent Directors

Under NASDAQ Marketplace Rule 5605(a)(2), a director will not be considered an “independent director” if, such director at any time during the past three years was an employee of the Company, or if a director (or a director’s family member) accepted compensation from the Company (other than compensation for board or board committee service) in excess of $120,000 during any twelve month period within the three years preceding the determination of independence. In addition, a director will not qualify as an “independent director” if, in the opinion of our Board of Directors, that person has a relationship that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. During fiscal year 2020, our Board has determined that Ms. Felcyn, is an “independent director” within the meaning of Nasdaq Marketplace Rule 5605(a)(2). In addition, there are no family relationships among any of the directors or executive officers of the Company.

During fiscal year 2020, our Audit and Compensation Committees were composed of one independent director and one non-independent director due to the size of the business and its limited operations.

Meetings of Independent Directors

The independent members of our Board of Directors have a practice of meeting in executive sessions without the presence of our management.

Board Committees

Our Board has two standing committees, the Audit Committee and the Compensation Committee. In addition, the Board from time to time establishes special purpose committees and utilizes an Executive Committee for executive transitions and other matters.

7

Audit Committee

Our Audit Committee has been established in accordance with Section 3(a)(58)(A) of the Exchange Act, and was comprised of Gloria H. Felcyn (Committee Chair) and Carlton Johnson, Jr. (non-independent) during fiscal year 2020. Ms. Felcyn is independent as defined under the applicable rules of the SEC and NASDAQ listing standards. The Board has determined that Gloria H. Felcyn, who serves as the Audit Committee Chair, is an “audit committee financial expert” as defined in applicable SEC rules. During the fiscal year ended May 31, 2020, the Audit Committee worked directly with the independent registered accounting firm and did not hold any formal meetings.

The Board has adopted a written charter for the Audit Committee, a copy of which is available on our website at www.ptsc.com. The responsibilities of the Audit Committee, as more fully described in its charter, include reviewing our: (i) financial reports and information, (ii) systems of internal controls, (iii) auditing, accounting and financial reporting processes, (iv) compliance with legal requirements, (v) independent auditor’s qualifications and independence, and (vi) internal audit function performance and that of our independent auditors.

Compensation Committee

During fiscal year 2020, our Compensation Committee was currently comprised of Gloria H. Felcyn, who is independent as defined under applicable NASDAQ and SEC rules, and Carlton M. Johnson, Jr. (non-independent). In addition, Ms. Felcyn is a “non-employee director” under Section 16 of the Exchange Act and an “outside director” for purposes of Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”). During the fiscal year ended May 31, 2020, our Compensation Committee did not hold any formal meetings due to its limited operations.

The Compensation Committee reviews and recommends to the Board the salaries, bonuses and perquisites of our executive officers. The Compensation Committee also reviews and recommends to the Board any new compensation or retirement plans. The Compensation Committee also reviews and approves corporate goals and objectives relevant to the compensation of our executive officers and evaluates their performance in light of these goals and objectives. The Compensation Committee operates under a charter, a copy of which is available on our website at www.ptsc.com. Changes to the charter are recommended by the Compensation Committee and must be approved by the Board.

Nominating Committee

We do not have a standing nominating committee and therefore do not have a nominating committee charter. We believe that it is appropriate not to have such a committee because the full Board participates in the decision of who to nominate to the Board.

Qualifications for Director nominees are considered on a case by case basis, and may include factors including diversity in background, specific skills needed for committee roles, and in general experience that can complement the backgrounds of existing Board members. The Board has no specific process for identifying and evaluating nominees to the Board, but generally tries to identify individuals known to existing Board members who will provide a broad range of characteristics, including diversity, management skills, financial, technological and business experience, as well as the ability to commit the requisite time for preparation and attendance at regularly scheduled meetings and to participate in other matters necessary for good corporate governance. The Board has no policy regarding any differences in the manner in which it evaluates nominees recommended by a stockholder.

8

Related Party Transactions

We have not entered into any transaction during fiscal year ended May 31, 2020 in which any related person, as defined in Item 404 of Regulation S-K, had or will have a direct or indirect material interest.

We have established policies and other procedures regarding approval of transactions between the Company and any employee, officer, director, and certain of their family members and other related persons, including those required to be reported under Item 404 of Regulation S-K. These policies and procedures are generally not in writing, but are evidenced by long standing principles set forth in our Code of Ethics or adhered to by our Board. As set forth in the Audit Committee Charter, as and to the extent required under applicable federal securities laws and related rules and regulations, and/or the NASDAQ Rules, related party transactions are to be reviewed and approved, if appropriate, by the Audit Committee. Generally, we enter into such transactions only on terms that we believe are at least as favorable to the Company as those that we could obtain from an unrelated third party.

Code of Ethics

We have adopted a Code of Ethics that applies to our principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. Our Code of Ethics is available on our website at www.ptsc.com under the link “Investors” and “Management Team”.

Delinquent Section 16(a) Reports

Section 16(a) of the Exchange Act and the rules thereunder require our officers and directors, and persons that own more than 10% of a registered class of our equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission and to furnish us with copies. Based solely on our review of the copies of the Section 16(a) forms received by us, or written representations from certain reporting persons, we believe that during the fiscal year ended May 31, 2020, all of our officers, directors, and beneficial owners of more than 10% of our outstanding shares of Common Stock filed on a timely basis all reports required by Section 16(a) of the Exchange Act.

Communicating with the Board of Directors

We have established a hotline for the confidential, anonymous submission by our directors, officers and employees of concerns regarding violations or suspected violations of our ethics policy including matters relating to accounting and auditing. In addition, the Audit Committee has established procedures for the receipt, retention and treatment of communications received by us, our Board of Directors and the Audit Committee regarding accounting, internal controls or auditing matters. Written communications from our stockholders and employees may be sent to: Patriot Scientific Corporation, Attention: Audit Committee Chair, 2038 Corte Del Nogal, Suite 141, Carlsbad, California 92011. Copies of written communications received at such address will be provided to the Board or the relevant director unless such communications are considered, in the reasonable judgment of the Secretary, to be inappropriate for submission to the intended recipient(s). Examples of stockholder communications that would be considered inappropriate for submission to the Board include, without limitation, vendor solicitations and communications that do not relate directly or indirectly to our business or communications that relate to improper or irrelevant topics.

9

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information regarding the beneficial ownership of the Company’s Common Stock, Series A Preferred and Series B Preferred as of the Record Date, for:

i.	each person or entity who, to our knowledge, beneficially owns more than 5% of each class or series of our outstanding stock;
ii.	each executive officer and named officer;
iii.	each director; and
iv.	all of our officers and directors as a group.

Except as indicated in the footnotes to the following table, the persons named in the table has sole voting and investment power with respect to all shares of common stock and preferred stock beneficially owned. Except as otherwise indicated, the address of each of the stockholders listed below is: 2038 Corte Del Nogal, Suite 141, Carlsbad, California 92011.

Title of Class	Name of Beneficial Owner	Amount and Nature of Ownership (1)(3)	Percent of Class (1)(2)
Common Stock, $0.00001 par value:
	Nicole Steinmetz, Ph.D.	1,106,060,501	27.56%
	Steven King	820,625,533	20.44%
	Paul Lytle	820,625,533	20.44%
	Case Western Reserve University	401,392,950	10.00%
	Steven Fiering, Ph.D.	285,434,968	7.11%
	Robert Garnick, Ph.D.	178,396,855	4.44%
	Gloria H. Felcyn	951,690	*
	Carlton M. Johnson, Jr.	525,000	*

	All officers and directors as a group (six individuals in total)	2,927,185,112	72.93%

Series A Preferred, $0.00001 par value:
	Nicole Steinmetz, Ph.D. (3)	217,000	34.4%
	Steven King	161,000	25.6%
	Paul Lytle	161,000	25.6%
	Steven Fiering, Ph.D.	56,000	8.9%
	Robert Garnick, Ph.D.	35,000	5.6%

	All officers and directors as a group (four individuals in total)	574,000	91.1%

Series B Preferred, $0.00001 par value:
	Case Western Reserve University 10900 Euclid Avenue Adelbert Hall, Suite 4 Cleveland, OH 44106-7014	70,000	100.0%

_________________________

* Represents less than 1%

(1)	Beneficial Ownership is determined in accordance with the rules of the Securities and Exchange Commission and generally includes voting or investment power with respect to securities. Each of the beneficial owners listed above has direct ownership of and sole voting power and investment power to the shares of the Company's common stock. For each Beneficial Owner listed, any options or convertible securities exercisable or convertible within 60 days have been also included for purposes of calculating their beneficial ownership of outstanding Common Stock.

10

(2)	Ownership percentage based on 4,013,929,288 fully diluted shares of Common Stock outstanding, including the number of shares of Common Stock issuable upon the conversion of the Series A Preferred and Series B Preferred, as calculated on an as-converted basis. As of the Record Date, there were 401,392,948 shares of our Common Stock, 630,000 shares of Series A Preferred, and 70,000 shares of Series B Preferred, issued and outstanding. Each share of the Series A Preferred shall (a) convert into 5,097.053 shares of Common Stock of the Company, (b) possess full voting rights, on an as-converted basis, as the Common Stock of the Company, and (c) have no dividend rate. Each share of the Series B Preferred; shall (a) convert into 5,734.185 shares of Common Stock of the Company, (b) possess full voting rights, on an as-converted basis, as the Common Stock of the Company, (c) have no dividend rate, and (d) shall possess certain anti-dilution protections as defined in the Series B Certificate of Designations.
(3)	Dr. Steinmetz holds 217,000 shares of Series A Preferred convertible into 1,106,060,501 shares of Common Stock, including 56,000 shares of Series A Preferred held by her spouse, Dr. Pokorski; Mr. King holds 161,000 shares of Series A Preferred convertible into 820,625,533 shares of Common Stock; Mr. Lytle holds 161,000 shares of Series A Preferred convertible into 820,625,533 shares of Common Stock; Dr. Fiering holds 56,000 shares of Series A Preferred convertible into 285,434,968 shares of Common Stock; Dr. Garnick holds 35,000 shares of Series A Preferred convertible into 178,396,855 shares of Common Stock; and Case Western Reserve University holds 70,000 shares of Series B Preferred convertible into 401,392,950 shares of Common Stock.

Transactions with Directors, Executive Officers and Principal Stockholders

There were no transactions, or series of transactions during the fiscal years ended May 31, 2020 or 2019, nor are there any currently proposed transactions, or series of transactions, to which we are a party, in which the amount exceeds $120,000, and in which to our knowledge any director, executive officer, nominee, five percent or greater stockholder, or any member of the immediate family of any of the foregoing persons, has or will have any direct or indirect material interest other than as described below.

11

EXECUTIVE COMPENSATION

The following table summarizes the compensation of the named executive officers for the fiscal years ended May 31, 2020 and 2019. For fiscal year 2020, the named executive officers was our Interim Chief Executive Officer and our Interim Chief Financial Officer and for fiscal year 2019, the named executive officer was our former Chief Financial Officer and former Interim Chief Executive Officer.

Summary Compensation Table

For Fiscal Years Ended May 31, 2020 and 2019

Name and Principal Position	Year	Salary ($)		Bonus ($)	Option Awards ($)	All Other Compensation ($)		Total Compensation ($)
Carlton M. Johnson, Jr.,	2020	$122,400	(1)	$–	$–	$9,912	(2)	$132,312
Interim CEO since April 1, 2019 Interim CFO since October 3, 2019	2019	$20,400	(3)	$–	$–	$102,000	(4)	$122,400

Clifford L. Flowers, Former CFO,	2020	$150,229	(5)	$–	$–	$330,640	(6)	$480,869
(resigned effective September 30, 2019), and former Interim CEO (effective March 31, 2019)	2019	$327,750	(7)	$–	$–	$–		$327,750

___________________

(1)	Represents Mr. Johnson’s annual compensation for fiscal year 2020.

(2)	Represents the reimbursement of medical benefits paid directly to Mr. Johnson.

(3)	Represents Mr. Johnson’s compensation for 2019 as Interim CEO from April 1, 2019 to May 31, 2019.

(4)	Represents director fees as a Company director in the amount of $72,000 and director fees from Phoenix Digital Solutions as a Managing Member in the amount of $30,000.

(5)	Represents annual salary compensation through September 30, 2019, the effective date of Mr. Flower’s resignation.

(6)	Includes severance costs of $327,750, in accordance with the terms of Mr. Flower’s Amended and Restated Employment Agreement as noted below under “Employment Contract”.

(7)	Represents Mr. Flower’s annual compensation for fiscal year 2019.

Outstanding Equity Awards

We did not grant any equity awards during fiscal 2020 and 2019. As of May 31, 2020, there are no outstanding equity awards and all stock option plans expired.

Option Exercises and Stock Vested

During fiscal year 2020 and 2019, no stock options were exercised and there was no vesting of stock awards.

12

Employment Contract

In connection with Cliff Flowers’ appointment as the Chief Financial Officer of the Company, and commencing on September 17, 2007, we entered into an employment agreement with Mr. Flowers for an initial 120-day term if not terminated pursuant to the agreement, with an extension period of one year and on a continuing basis thereafter. On December 30, 2016, we entered into an amended and restated employment agreement (“Amended and Restated Employment Agreement”) with Mr. Flowers. Pursuant to the Amended and Restated Employment Agreement dated December 30, 2016, if Mr. Flowers was terminated without cause or resigns with good reason any time after two years of continuous employment, he was entitled to receive an amount equal to 1.25 times his annual base salary. Mr. Flowers was also entitled to certain payments upon a change of control of the Company if the surviving corporation did not retain him. All such payments were conditional upon the execution of a general release. On October 1, 2019, Mr. Flowers and the Company signed a Separation Agreement and General Release of all Claims (“Separation Agreement”). Pursuant to the Separation Agreement, Mr. Flowers resigned on September 30, 2019 and agreed to severance compensation of $327,750, in lieu if any amounts owed under his Amended and Restated Employment Agreement, payable in seven equal monthly installments commencing October 30, 2019. As of May 31, 2020, all amounts have been paid to Mr. Flowers.

ITEM 2 – NAME CHANGE

Summary

On October 21, 2020, our Board approved the Amended and Restated Certificate to effect the change of the Company’s name to Mosaic ImmunoEngineering Inc. (the “Name Change”), and on October 22, 2020, the Company received the written consent from the Majority Stockholders, pursuant to which the Majority Stockholder authorized the Name Change.

Actions to be Taken and Effective Date

The Name Change will become effective as of 5:30 p.m. Eastern Time on the Effective Date. In accordance with the rules and regulations of the SEC, in no event will the Effective Date be sooner than twenty (20) days after the Information Statement is mailed to the stockholders.

The text of the form of Amended and Restated Certificate, which would be filed with the Secretary of State of the State of Delaware, to effect the Name Change, is set forth in Appendix A to this Information Statement. The text of the form of Amended and Restated Certificate accompanying this Information Statement is, however, subject to amendment to reflect any changes that may be required by the Secretary of State of the State of Delaware, or that the Board may determine to be necessary or advisable ultimately to comply with applicable law and to effect the Name Change.

Notwithstanding the foregoing, we must first notify FINRA of the intended Name Change by filing an Issuer Company Related Action Notification Form no later than ten (10) days prior to the anticipated Effective Date of such action, as our failure to provide such notice could constitute fraud under Section 10 of the Exchange Act.

Purpose of the Name Change

The purpose of the Name Change is to align the Company’s corporate name with its new strategic direction to develop novel immunostimulatory products by utilizing the cowpea Mosaic virus and bridging Immunology and Engineering to treat and prevent cancer and infectious diseases.

13

Principal Effects of the Name Change

The Name Change will affect all holders of our Common Stock, Series A Preferred, and Series B Preferred uniformly. The Name Change is not intended to, and will not, affect any stockholder’s percentage ownership interest in the Company. The Name Change will not change the terms of any class of our capital stock. After the Name Change, the shares of our capital stock will have the same voting rights and rights to dividends and distributions and will be identical in all other respects to our capital stock as now authorized. Following the Name Change, our Common Stock will continue to trade over-the-counter under the symbol “PTSC,” although our Common Stock would have a new CUSIP number, a number used to identify our Common Stock.

Certain United States Federal Income Tax Consequences

There will be no material United States federal income tax consequences of the Name Change to holders of our capital stock.

Accounting Matters

The Name Change will not affect the par value of any class or series of our capital stock. As a result, on the Effective Date, the stated capital on our balance sheet attributable to our capital stock will not be affected.

ITEM 3 – Reverse Stock Split

General

On October 21, 2020, our Board unanimously approved the Reverse Stock Split of one (1) share of our Common Stock for every 500 shares of our Common Stock (“1-for-500”) and filing the Amended and Restated Certificate with the Secretary of State of the State of Delaware. On October 22, 2020, the Majority Stockholders executed the written consent of the Majority Stockholders approving the Reverse Stock Split and the filing of the related Amended and Restated Certificate with the Secretary of State of the State of Delaware. No further stockholder approval is required to affect the Reverse Stock Split.

In determining which Reverse Stock Split ratio to implement, the Board considered a number of factors, including the historical and then current very low trading price of our Common Stock, the trading volume of our Common Stock, and the number of fully diluted shares of Common Stock outstanding, as calculated on an as-converted basis.

As of the Record Date, there were 401,392,948 shares of our Common Stock, 630,000 shares of Series A Preferred, and 70,000 shares of Series B Preferred, issued and outstanding. Each share of the Series A Preferred shall convert into 5,097.053 shares of Common Stock of the Company and possess full voting rights. Each share of the Series B Preferred shall convert into 5,734.185 shares of Common Stock of the Company and possess full voting rights. On a fully diluted, as-converted basis, the Company had 4,013,929,288 shares of Common Stock outstanding as of the Record Date.

Pursuant to the Reverse Stock Split, 500 pre-Reverse Stock Split shares of Common Stock outstanding immediately prior to the effectiveness of the Reverse Stock Split will be automatically, without any further action by the Stockholders, reclassified into one (1) post-Reverse Stock Split share of Common Stock. No fractional shares of Common Stock will be issued as the result of the Reverse Stock Split. Instead, the Company will issue to the Company’s stockholders holding a fractional share of Common Stock one additional share of Common Stock for each fractional share.

The Reverse Stock Split will be effective upon the filing of the Certificate with the Secretary of State of the State of Delaware, which will be no earlier than the twentieth (20th) day following the date on which this Information Statement is mailed to the Stockholders of Record (the “Effective Date”) and following the 10-day notice of this Reverse Stock Split with Financial Industry Regulatory Authority (“FINRA”) under Rule 10b-17 promulgated by the Securities and Exchange Commission (the “SEC”).

14

Although the Corporate Action has been approved by the holders of the requisite majority of the shares of Common Stock of the Company, the Board reserves the right, in its discretion, to abandon the Corporate Action prior to the proposed Effective Time if it determines that abandonment is in the best interests of the Company or the stockholders. If such a determination to abandon the Corporate Action is made by the Board, our stockholders will be notified through the filing of a Current Report with the SEC on Form 8-K.

The Reverse Stock Split is not intended as, and will not have the effect of, a “going private transaction” under Rule 13e-3 of the Exchange Act. We will continue to be subject to the periodic reporting requirements of the Exchange Act.

The Reverse Stock Split shall not affect any rights, privileges or obligations with respect to the shares of Common Stock existing prior to the Reverse Stock Split, nor does it increase or decrease the market capitalization of the Company.

Reasons for the Reverse Stock Split

The Board has determined the exchange ratio for the Reverse Stock Split, whereby 500 pre-Reverse Stock Split shares of Common Stock outstanding immediately prior to the effectiveness of the Reverse Stock Split is automatically converted into one post-Reverse Stock Split share of Common Stock, is in the best interest of the Company and its stockholders. In determining the Reverse Stock Split ratio, the Board considered numerous factors, including, among other reasons, the number of outstanding shares of our Common Stock on a fully diluted basis and very low trading price of our Common Stock, which have contributed to a lack of investor interest in the Company from institutional and other investors and will make it difficult for the Company to attract new investors and conduct equity financings on attractive terms or at all. In addition, a reverse stock split would reduce the number of outstanding shares of our Common Stock to a level more consistent with other early stage public companies. Additionally, a reverse stock split should have the effect of raising the minimum bid price of our Common Stock on the OTC market, which was $0.004 per share as of October 20, 2020. The Board believes it will be beneficial to the stockholders if our Common Stock is traded on a recognized stock exchange, such as The Nasdaq Capital Market or NYSE American (an “Exchange”). In the future, we hope to apply to list our Common Stock on an Exchange as soon as we are eligible to do so following the consummation of the Reverse Stock Split, a future public capital raise and satisfaction of other listing requirements and conditions. Although the Board believes that the Reverse Stock Split will not immediately enable the Company to meet these minimum market price requirements of an Exchange, the Board believes that the Reverse Stock Split should bring the Company closer to meeting those requirements. If we are successful in listing our Common Stock on an Exchange, the Board believes that such a listing will positively impact our ability to raise additional equity capital. However, there is also no assurance that we would be able to raise additional equity capital in a public offering or otherwise. Further, we are not currently eligible to make such application to list on an Exchange and cannot guarantee that we will be eligible in the future, or if we are eligible, that we will make such application or that such application will be approved. The Board also believes that the current market price of our Common Stock has a negative effect on the marketability of the existing shares, and that the Reverse Stock Split may make the Common Stock more attractive to a broader range of institutional and other investors, as the current market price of the Common Stock may affect its acceptability to certain institutional investors, professional investors, and other members of the investing public. Many institutional investors look on stocks that are trading at very low prices as unduly speculative in nature and, as a result, avoid investing in such stocks. Additionally, a variety of policies and practices of brokerage firms discourage individual brokers within those firms from dealing in low-priced stocks in light of brokers’ commissions and time consuming procedures that make the handling of low-priced stocks unattractive to brokers from an economic standpoint. Many brokerage firms are also reluctant to recommend low-priced stock to their customers and the analysts at many brokerage firms do not monitor the trading activity or otherwise provide coverage for low-priced stocks. The Board believes the Reverse Stock Split may help to alleviate some of these concerns, but there is no guarantee of increased marketability of the existing shares.

In evaluating the Reverse Stock Split, the Board also took into consideration negative factors associated with reverse stock splits in general. These factors include the negative perception of reverse stock splits held by some investors, analysts and other stock market participants, as well as the fact that the stock price of some companies that have affected reverse stock splits has subsequently declined back to pre-reverse stock split levels. The Board, however, determined that these negative factors were outweighed by the potential benefits.

15

Based upon the foregoing factors, the Board has determined that the Reverse Stock Split will likely be in the best interests of the Company and its stockholders and approved the Reverse Stock Split.

Separate from the Reverse Stock Split, the Board and the Majority Stockholders also approved the Authorized Share Reduction (See Item 4).

Certain Risks Associated with the Reverse Stock Split

You should recognize that after the Reverse Stock Split, you will own fewer shares of Common Stock than you currently own. While we hope that the Reverse Stock Split will result in an increase in the potential stock price of our Common Stock, we cannot accurately predict the effect of the Reverse Stock Split on the market price for our Common Stock. Furthermore, there can be no assurance that the market price of our Common Stock immediately after the proposed Reverse Stock Split will continue for any period of time. Even if our Common Stock maintains an increased share price, the Reverse Stock Split may not achieve the desired results that we have outlined above. Certain other risks associated with the Reverse Stock Split are outlined below:

•	If the Reverse Stock Split is effected and the market price of our Common Stock declines, the percentage decline may be greater than would occur in the absence of a reverse stock split. The market price of our Common Stock will, however, also be based on performance and other factors, which are unrelated to the number of shares outstanding.
•	There can be no assurance that the Reverse Stock Split will result in any particular price for our Common Stock. As a result, the trading liquidity of our Common Stock may not necessarily improve.
•	There can be no assurance that the market price per share of our Common Stock after the Reverse Stock Split will increase in proportion to the reduction in the number of shares of our Common Stock outstanding before the Reverse Stock Split. Accordingly, the total market capitalization of our Common Stock after the Reverse Stock Split may be lower than the total market capitalization before the Reverse Stock Split. Moreover, in the future, the market price of our Common Stock following the Reverse Stock Split may not exceed or remain higher than the market price prior to the Reverse Stock Split.
•	The Reverse Stock Split may result in some stockholders owning “odd lots” of less than 100 shares of Common Stock. Odd lot shares may be more difficult to sell, and brokerage commissions and other costs of transactions in odd lots are generally somewhat higher than the costs of transactions in “round lots” of even multiples of 100 shares.

Effects of the Reverse Stock Split

As of the Record Date, there were 401,392,948 shares of our Common Stock, 630,000 shares of Series A Preferred, and 70,000 shares of Series B Preferred issued and outstanding. Each share of the Series A Preferred shall convert into 5,097.053 shares of Common Stock of the Company and possess full voting rights. Each share of the Series B Preferred shall convert into 5,734.185 shares of Common Stock of the Company and possess full voting rights. On a fully diluted, as-converted basis, the Company has 4,013,929,288 shares of Common Stock outstanding as of the Record Date.

16

The par value of our Common Stock will not change as a result of the Reverse Stock Split. However, the number of outstanding shares of Common Stock will be reduced. Immediately following the effectiveness of the Reverse Stock Split, each 500 shares of Common Stock owned or convertible into Common Stock by a stockholder immediately prior to the Reverse Stock Split will automatically convert into one share of Common Stock after the Reverse Stock Split. The following chart reflects the changes in our capital structure, including the conversion of Series A Preferred and Series B Preferred, following the Reverse Stock Split (without adjustments for fractional shares).

Reverse Stock Split Ratio	Shares of Common Stock Issued and Outstanding	Series A Preferred (1)	Shares of Common Stock to Be Issued Upon Conversion of Series A Preferred (1)	Series B Preferred (2)	Shares of Common Stock to Be Issued Upon Conversion of Series B Preferred (2)	Fully Diluted Shares of Common Stock Outstanding, on an as-converted basis

No split (Pre Reverse Stock Split)	401,392,948	630,000	3,211,143,390	70,000	401,392,950	4,013,929,288

500-for-1 (Post Reverse Stock Split)	802,786	630,000	6,422,287	70,000	802,786	8,027,859

_________________

(1)	Each share of the Series A Preferred shall convert into 5,097.053 shares of Common Stock of the Company and possess full voting rights prior to the Effective Date of the Reverse Stock Split. On the Effective Date of the Reverse Stock Split, each Series A Preferred shall convert into 10.194106 shares of Common Stock of the Company and possess full voting rights.
(2)	Each share of the Series B Preferred shall convert into 5,734.185 shares of Common Stock of the Company, possess full voting rights and includes certain anti-dilution protections as defined in the Series B Certificate of Designations prior to the Effective Date of the Reverse Stock Split. On the Effective Date of the Reverse Stock Split, each Series B Preferred shall convert into 11.46837 shares of Common Stock of the Company, possess full voting rights and included certain anti-dilution protections as defined in the Series B Certificate of Designations.

The Reverse Stock Split will affect all of our common and preferred stockholders uniformly and will not immediately affect any stockholder’s percentage ownership interests in the Company, except to the extent that the Reverse Stock Split results in any of our stockholders owning a fractional share. However, stockholders should recognize that they will own fewer numbers of shares than they presently own (a number equal approximately to the number of shares owned immediately prior to the filing of the Certificate divided by 500 with adjustments for fractional shares).

Our Common Stock is currently registered under the Exchange Act, and we are subject to periodic reporting and other requirements of the Exchange Act. The Reverse Stock Split, if implemented, will not affect the registration of our Common Stock under the Exchange Act or our reporting or other requirements thereunder. However, it is anticipated that the CUSIP number for our Common Stock will change in connection with the Reverse Stock Split and will be reflected on new certificates issued by the Company and in electronic entry systems.

Effect of the Reverse Stock Split on Convertible or Exchangeable Securities

Proportionate adjustments will be made based on the ratio of the Reverse Stock Split to the conversion number of the Series A Preferred and Series B Preferred, as defined in the Certificates of Designation. Upon the Effective Date of the Reverse Stock Split, the conversion number will be proportionately decreased by taking the original conversion number and dividing that number by 500. For instance, each share of the Series A Preferred shall convert into 5,097.053 shares of Common Stock of the Company prior to the Effective Date of the Reverse Stock Split. On the Effective Date of the Reverse Stock Split, each Series A Preferred shall convert into 10.194106 shares of Common Stock (5,097.053 divided by 500).

As of the Record Date, there were no options or warrants outstanding.

17

Rounding in Lieu of Issuing Fractional Shares

The Company will not issue fractional shares in connection with the Reverse Stock Split. Instead, the Reverse Stock Split shall be processed on a certificate-by-certificate basis, whereby, the Company will round up to the next whole share any stock certificate to the extent such stock certificate would be less than one whole share of Common Stock or greater as a result of the Reverse Stock Split.

Accounting Matters

The Reverse Stock Split will not affect the par value of our Common Stock. As a result, on the Effective Time of the Reverse Stock Split, the stated capital on our balance sheet attributable to our Common Stock will be reduced to less than the present amount, and the additional paid-in capital account shall be credited with the amount by which the stated capital is reduced. The per share net income or loss and net book value of our Common Stock will be increased because there will be fewer shares of our Common Stock outstanding.

Actions to be Taken and Effective Date

Our Board of Directors will file the Amended and Restated Certificate with the Secretary of State of the State of Delaware to affect the Reverse Stock Split. The Reverse Stock Split will become effective as of date on which the Amended and Restated Certificate is accepted by filing by the Secretary of State of the State of Delaware, which time on such date will be referred to as the “Effective Time.” At the Effective Time, each 500 shares of Common Stock issued and outstanding immediately prior to the Effective Time will automatically and without any further action on the part of our stockholders, be combined into and become one share of Common Stock, subject to the treatment for fractional shares described above, and each certificate which, immediately prior to the Effective Time represented pre-Reverse Stock Split shares, will be deemed cancelled and, for all corporate purposes, will be deemed to evidence ownership of post-reverse stock split shares.

The Reverse Stock Split will take place on the Effective Time without any action on the part of the holders of the Common Stock and without regard to current certificates representing shares of Common Stock being physically surrendered for certificates representing the number of shares of Common Stock that each stockholder is entitled to receive as a result of the Reverse Stock Split.

As soon as practicable after the Effective Time, we will send all stockholders of record a letter of transmittal (the “Transmittal Letter”) to be used to transmit their Common Stock certificates to Issuer Direct Corporation (the “Exchange Agent”). The Transmittal Letter will contain instructions on how a stockholder should surrender his, her or its certificate(s) representing shares of Common Stock (the “Old Certificates”) to the Exchange Agent in exchange for certificates representing the appropriate number of whole shares of post-reverse stock split Common Stock (the “New Certificates”). No New Certificates will be issued to a stockholder until such stockholder has surrendered such stockholder’s outstanding certificate(s), together with the properly completed and executed letter of transmittal, to the Exchange Agent. From and after the Effective Time, any Old Certificates which are submitted for transfer, whether pursuant to a sale, other disposition or otherwise, will be exchanged for certificates representing post-reverse stock split shares. If an Old Certificate has a restrictive legend on the back of the Old Certificate(s), the New Certificate(s) will be issued with the same restrictive legends that are on the back of the Old Certificate(s). STOCKHOLDERS SHOULD NOT DESTROY ANY STOCK CERTIFICATE(S) AND SHOULD NOT SUBMIT ANY CERTIFICATE(S) UNTIL REQUESTED TO DO SO.

18

Beneficial Holders of Common Stock (i.e., stockholders who hold in street name)

Upon the Reverse Stock Split, the Company intends to treat shares held by stockholders in “street name”, through a bank, broker or other nominee, in the same manner as stockholders whose shares are registered in their own names. Banks, brokers and other nominees will be instructed to process the Reverse Stock Split for their beneficial holders. These brokers, banks and other nominees may have other procedures for processing the transaction, however, and stockholders holding in street name are encouraged to ask their brokers, banks or other nominees any questions they may have regarding such procedures.

Certain U.S. Federal Income Tax Consequences

The following summary of certain material federal income tax consequences of the Reverse Stock Split does not purport to be a complete discussion of all of the possible federal income tax consequences and is included for general information only, is not intended as tax advice to any person and is not a comprehensive description of the tax consequences that may be relevant to each stockholder’s own particular circumstances. Further, it does not address any state, local, foreign or other income tax consequences, nor does it address the tax consequences to stockholders that are subject to special tax rules, such as stockholders who are subject to the alternative minimum tax, banks, insurance companies, regulated investment companies, personal holding companies, stockholders who are not “United States persons” as defined in section 7701(a) (30) of the Code, broker-dealers and tax-exempt entities. This summary is based on the Code, the Treasury regulations thereunder and proposed regulations, court decisions and current administrative rulings and pronouncements of the IRS, all of which are subject to change, possibly with retroactive effect. This summary addresses only those stockholders who hold their pre-reverse stock split shares as “capital assets” as defined in the Code (generally, property held for investment), and will hold the post-reverse stock split shares as capital assets.

Holders of Common Stock are advised to consult their own tax advisers regarding the federal income tax consequences of the Reverse Stock Split in light of their personal circumstances and the consequences under state, local and foreign tax laws, and also as to any estate or gift tax considerations.

We are structuring the Reverse Stock Split in an effort to obtain the following consequences:

•	the Reverse Stock Split will qualify as a recapitalization under Section 368(a)(1)(E) of the Code for U.S. federal income tax purposes;
•	stockholders should not recognize any gain or loss as a result of the Reverse Stock Split;
•	the aggregate basis of a Stockholder’s pre-reverse stock split shares will become the aggregate basis of the post-reverse stock split shares held by such stockholder immediately after the Reverse Stock Split; and
•	the holding period of the post-reverse stock split shares will include the Stockholder’s holding period for the pre-reverse stock split shares.

The above discussion is not intended or written to be used, and cannot be used by any person, for the purpose of avoiding U.S. federal tax penalties. It was written solely in connection with the proposed Reverse Stock Split of our Common Stock.

ACCORDINGLY, HOLDERS OF COMMON STOCK ARE ADVISED TO CONSULT THEIR OWN TAX ADVISERS REGARDING THE FEDERAL INCOME TAX CONSEQUENCES OF THE REVERSE STOCK SPLIT IN LIGHT OF THEIR PERSONAL CIRCUMSTANCES AND THE CONSEQUENCES UNDER STATE, LOCAL AND FOREIGN TAX LAWS, AND ALSO AS TO ANY ESTATE OR GIFT TAX CONSIDERATIONS.

19

ITEM 4 – AUTHORIZED SHARE REDUCTION

Summary

Our Articles of Incorporation currently authorize us to issue a total of 600,000,000 shares of Common Stock and 5,000,000 shares of Preferred Stock. On October 21, 2020, our Board approved the Amended and Restated Certificate to effect the reduction in the Company’s authorized shares of Common Stock from 600,000,000 to 100,000,000 shares of Common Stock (the “Authorized Share Reduction”), and on October 22, 2020, the Company received the written consent, pursuant to which the Majority Stockholders authorized the Authorized Share Reduction.

The Board will carry out its authority to implement the Authorized Share Reduction only if the Reverse Stock Split is implemented, since the sole purpose of the Authorized Share Reduction is to amend the capitalization of the Company based on the number of issued and outstanding shares of Common Stock and the additional number of shares of Common Stock we believe we will need in the foreseeable future for financing and the other purposes discussed herein.

Procedures for Effecting the Authorized Share Reduction and Effective Date

The Authorized Share Reduction will become effective as of 5:30 p.m. Eastern Time on the Effective Date. In accordance with the rules and regulations of the SEC, in no event will the Effective Date be sooner than twenty (20) days after the Information Statement is mailed to the stockholders. The Board shall have the authority to effect the Authorized Share Reduction for twelve (12) months following the date of the written consent from the Majority Stockholders.

The text of the form of Amended and Restated Certificate, which would be filed with the Secretary of State of the State of Delaware, to effect the Authorized Share Reduction, is set forth in Appendix A to this Information Statement. The text of the form of Amended and Restated Certificate accompanying this Information Statement is, however, subject to amendment to reflect any changes that may be required by the Secretary of State of the State of Delaware, or that the Board may determine to be necessary or advisable ultimately to comply with applicable law and to effect the Authorized Share Reduction.

Purpose of the Authorized Share Reduction

The purpose of the Authorized Share Reduction is to reduce the number of authorized shares of our Common Stock in order to reflect the reduction in the number of issued and outstanding shares of Common Stock that is expected to be outstanding following the Reverse Stock Split. The Board believes that this change will provide a better balance between authorized and issued and outstanding shares of Common Stock. The Board believes that the reduction in the number of authorized shares of Common Stock will leave authorized but unissued shares of Common Stock following the Reverse Stock Split of approximately 91,972,141 shares of Common Stock (excluding the impact of issuing fractional shares), which should provide the Company with a sufficient reserve of authorized but unissued shares of Common Stock for the foreseeable future for all of the purposes described herein.

Principal Effects of the Authorized Share Reduction

The Authorized Share Reduction will affect all holders of our Common Stock uniformly. The Authorized Share Reduction is not intended to, and will not, affect any stockholder’s percentage ownership interest in the Company. The Authorized Share Reduction will not change the terms of any class of our capital stock. After the Authorized Share Reduction, the shares of our capital stock will have the same voting rights and rights to dividends and distributions and will be identical in all other respects to our capital stock as now authorized. Our capital stock will remain fully paid and non-assessable. Following the Authorized Share Reduction, our Common Stock will continue to trade over-the-counter under the symbol “PTSC.”

Certain United States Federal Income Tax Consequences

There will be no material United States federal income tax consequences of the Authorized Share Reduction to holders of our capital stock. Accounting Consequences The par value of our Common Stock and Preferred Stock will remain unchanged at $0.00001 per share after the Authorized Share Reduction. Also, our capital account will remain unchanged, and we do not anticipate that any other accounting consequences would arise as a result of the Authorized Share Reduction.

20

ITEM 5 – AMENDED AND RESTATED CERTIFICATE

Summary

To implement the Name Change, Reverse Stock Split, and Authorized Share Reduction, the Board and the Majority Stockholders approved the form of the Amended and Restated Articles of Incorporation of the Company (the “Amended and Restated Certificate”) and approved the filing the Amended and Restated Certificate with the Secretary of State of the State of Delaware to effect certain Corporation Actions. The text of the form of Amended and Restated Certificate is set forth in Appendix A to this Information Statement.

Among other things, our Amended and Restated Certificate also provides that, at any time after the first date on which our Common Stock is listed or quoted on a national securities exchange (the “Trigger Date”):

•	any action required or permitted to be taken by the stockholders must be effected at a duly called annual or special meeting of stockholders and may not be effected by any consent in writing in lieu of a meeting of such stockholders, subject to the rights of the holders of any series of preferred stock with respect to such series (prior to such time, such actions may be taken without a meeting by written consent of holders of Common Stock having not less than the minimum number of votes that would be necessary to authorize such action at a meeting);
•	all vacancies, including newly created directorships, may, except as otherwise required by law, be filled by the affirmative vote of a majority of directors then in office, even if less than a quorum, or by a sole remaining director and shall not be filled by the stockholders (prior to such time, vacancies may also be filled by the affirmative vote of the holders of a majority of our then outstanding Common Stock);
•	our Amended and Restated Bylaws (see Item 6) may only be amended by the affirmative vote of the holders of at least two-thirds of our then outstanding Common Stock (prior to such time, our bylaws may be amended by the affirmative vote of the holders of a majority of our then outstanding Common Stock);
•	special meetings of our stockholders may only be called by the board of directors pursuant to a resolution adopted by the affirmative vote of a majority of the board of directors (prior to such time, a special meeting may also be called at the request of stockholders holding a majority of the outstanding shares of Common Stock);
•	our director may be removed only for cause by the affirmative vote of the holders of at least 75% of the voting power of our then outstanding shares of Common Stock entitled to vote generally for the election of directors (prior to such time, any director may be removed at any time, either for or without cause, upon the affirmative vote of the holders of a majority of the voting power of our then outstanding shares of Common Stock entitled to vote generally for the election of directors); and
•	our board of directors can be divided into three classes of directors, with each class as nearly equal in number as possible, serving staggered three year terms, other than directors which may be elected by holders of preferred stock, if any (prior to such time, the directors shall consist of a single class with the initial term of office to expire at the first annual meeting of stockholders to occur following the Trigger Date). This system of electing and removing directors may tend to discourage a third party from making a tender offer or otherwise attempting to obtain control of us, because it could have the effect of increasing the length of time necessary to change the composition of a majority of the board of directors. In general, at least two annual meetings of stockholders will be necessary for stockholders to effect a change in a majority of the members of the board of directors.

Procedures for Filing the Amended and Restated Certificate and Effective Date

The Amended and Restated Certificate will become effective as of 5:30 p.m. Eastern Time on the Effective Date. In accordance with the rules and regulations of the SEC, in no event will the Effective Date be sooner than twenty (20) days after the Information Statement is mailed to the stockholders. The Board shall have the authority to file the Amended and Restated Certificate for twelve (12) months following the date of the written consent from the Majority Stockholders.

The text of the form of Amended and Restated Certificate accompanying this Information Statement is, however, subject to amendment to reflect any changes that may be required by the Secretary of State of the State of Delaware, or that the Board may determine to be necessary or advisable ultimately to comply with applicable law and to effect the Authorized Share Reduction.

21

Notwithstanding the foregoing, we must first notify FINRA of certain Corporate Actions by filing an Issuer Company Related Action Notification Form no later than ten (10) days prior to the anticipated Effective Date of such action, as our failure to provide such notice could constitute fraud under Section 10 of the Exchange Act.

Additional information regarding the Name Change, Reverse Stock Split, and Authorized Share Reduction are discussed elsewhere herein.

The text of the form of Amended and Restated Certificate is set forth in Appendix A to this Information Statement and the summary herein is qualified by reference to Appendix A.

ITEM 6 – AMENDED AND RESTATED BYLAWS

On October 21, 2020, our Board approved the Amended and Restated Bylaws, and on October 22, 2020, the Company received the written consent, pursuant to which the Majority Stockholders adopted the Amended and Restated Bylaws.

The Amended and Restated Bylaws contain new provisions that may have the effect of delaying, deferring or discouraging another person from acquiring control of the Company.  These provisions are designed to encourage persons seeking to acquire control of us to first negotiate with our Board and to discourage certain types of coercive takeover practices and inadequate takeover bids.  Among other things, the Amended and Restated Bylaws provide that:

•	stockholders shall have the power to adopt, amend or repeal the Amended and Restated Bylaws of the Company; provided, however, that, in addition to any vote of the holders of any class or series of stock of the Corporation required by law or by the Amended and Restated Certificate, the Amended and Restated Bylaws shall not be adopted, altered, amended or repealed by the stockholders of the Company (A) prior to the Trigger Date (as defined above), except by the affirmative vote of holders of not less than 50% in voting power of the then-outstanding shares of stock entitled to vote thereon, voting together as a single class, or (B) on and after the Trigger Date, except by the affirmative vote of holders of not less than 66 2∕3% in voting power of the then-outstanding shares of stock entitled to vote thereon, voting together as a single class.
•	special meetings of stockholders for any purpose or purposes shall be called pursuant to a resolution approved by the affirmative vote of a majority of the Board of Directors and may not be called by any other person or persons; provided, however, that prior to the Trigger Date, special meetings of the stockholders of the Company may also be called by the Secretary of the Corporation at the request of the holders of record of a majority of the outstanding shares of Common Stock.
•	any newly created directorships resulting from an increase in the authorized number of directors and any vacancies occurring in the Board of Directors, shall be filled solely by the affirmative votes of a majority of the remaining members of the Board of Directors, although less than a quorum, or by a sole remaining director.
•	on and after the Trigger Date, subject to the rights of the holders of shares of any series of Preferred Stock, if any, to elect additional directors pursuant to the Amended and Restated Certificate (including any certificate of designation thereunder), any director may be removed only for cause, upon the affirmative vote of the holders of at least 75% of the voting power of the outstanding shares of stock of the Company entitled to vote.

The text of the form of Amended and Restated Bylaws is set forth in Appendix B to this Information Statement and the summary herein is qualified by reference to Appendix B.

22

ITEM 7 – RATIFICATION OF THE APPOINTMENT OF KMJ CORBIN & COMPANY LLP

KMJ Corbin & Company LLP has served as our independent auditors and accountants since November 23, 2005. Since November 23, 2005, there were no disagreements between us and KMJ Corbin & Company LLP on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure. The Audit Committee recommended to the Board that KMJ Corbin & Company LLP be re-appointed for fiscal year 2021.

The Majority Stockholders ratified the Board’s appointment of KMJ Corbin & Company LLP as our independent registered public accounting firm for the fiscal year ending May 31, 2021. The Audit Committee of the Board has appointed KMJ Corbin & Company LLP, certified public accountants to serve as our independent registered public accounting firm for the fiscal year ending May 31, 2021.

Stockholder ratification of the selection of KMJ Corbin & Company LLP as our independent auditors is not required by the Bylaws or otherwise. However, the Board submitted the selection of KMJ Corbin & Company LLP for written consent to the Majority Stockholders for ratification as a matter of corporate practice. The Audit Committee in its discretion may direct the appointment of a different independent accounting firm at any time during the year if the Audit Committee determines that such a change would be in the best interests of us and our stockholders.

Independent Registered Public Accounting Firm Fees

The following summarizes aggregate fees billed to us for the fiscal years ended May 31, 2020 and 2019 by KMJ Corbin & Company LLP, our independent registered public accounting firm:

	2020	2019
Audit fees	$63,800	$62,700
Tax fees	9,537	9,295
Total fees	$73,337	$71,995

Audit Fees

Audit fees include the aggregate fees billed by our principal accountants for professional services rendered for the audit of our annual consolidated financial statements, and reviews of quarterly consolidated financial statements included in our reports on Form 10-Q, and audit services provided in connection with other statutory or regulatory filings.

Audit-Related Fees

None.

Tax Fees

Tax fees include the aggregate fees billed by our principal accountants for tax compliance, tax advice and tax planning rendered on our behalf, which are primarily related to the preparation of federal and state income tax returns.

All Other Fees

Our principal accountants billed no additional fees for the fiscal years ended May 31, 2020 and 2019, except as disclosed above.

23

Pre-Approval Policy for Services Provided by our Independent Registered Public Accounting Firm

Pursuant to the Policy on Engagement of Independent Auditor, the Audit Committee is responsible for the appointment, compensation, and oversight of the independent auditor. The Audit Committee pre-approves all audit services and non-audit services to be provided by the independent auditor and has approved 100% of the audit, audit-related and tax fees. The Audit Committee may delegate to one or more of its members the authority to grant the required approvals, provided that any exercise of such authority is presented at the next Audit Committee meeting for ratification.

Each audit, non-audit and tax service that is approved by the Audit Committee will be reflected in a written engagement letter or writing specifying the services to be performed and the cost of such services, which will be signed by either a member of the Audit Committee or by one of our officers authorized by the Audit Committee to sign on our behalf.

The Audit Committee will not approve any prohibited non-audit service or any non-audit service that individually or in the aggregate may impair, in the Audit Committee’s opinion, the independence of the independent auditor.

In addition, since January 1, 2003, our independent auditor may not provide any services to our officers or Audit Committee members, including financial counseling or tax services.

Report of the Audit Committee of the Board of Directors (*)

Each year, the Board of Directors appoints an Audit Committee to review the Company’s financial matters. We operate pursuant to a written Audit Committee Charter adopted by the Board of Directors. In accordance with the Audit Committee Charter, we must meet the independence requirements and other criteria set by the NASDAQ Marketplace Rules as currently in effect. As part of our oversight of the Company’s financial statements, our Chair of the Audit Committee reviews and discusses with both management and KMJ Corbin & Company LLP all annual and quarterly financial statements prior to their issuance. In addition, our responsibilities include recommending to the Board an accounting firm to be hired as the Company’s independent registered public accounting firm. We are also responsible for recommending to the Board that the Company’s financial statements be included in its Annual Report. We have taken the following steps in making our recommendation that the Company’s financial statements be included in its Annual Report:

(1)	The Audit Committee discussed with KMJ Corbin & Company LLP, the Company’s independent registered public accounting firm, for fiscal year ended May 31, 2020, those matters required to be discussed by Statement on Auditing Standards No. 61, including information regarding the scope and results of the audit. These communications and discussions are intended to assist the Audit Committee in overseeing the financial reporting and disclosure process.
(2)	The Audit Committee discussed with KMJ Corbin & Company LLP, its independence and received from KMJ Corbin & Company LLP a letter concerning independence as required under applicable independence standards for auditors of public companies. This discussion and disclosure helped the Audit Committee in evaluating such independence.
(3)	The Audit Committee reviewed and discussed with the Company’s management and KMJ Corbin & Company LLP, the Company’s audited consolidated balance sheet at May 31, 2020, and consolidated statements of operations, cash flows and stockholders’ equity for the fiscal year ended May 31, 2020.

Based on the reviews and discussions explained above, the Audit Committee recommended to the Board that the Company’s financial statements be included in its annual report for its fiscal year ended May 31, 2020. The Audit Committee also recommended to the Board the selection of KMJ Corbin & Company LLP to serve as the Company’s independent registered public accounting firm for fiscal year 2021.

THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

Gloria H. Felcyn, Chair of the Audit Committee

*  The report of the Audit Committee shall not be deemed incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent that we specifically incorporate this information by reference, and shall not otherwise be deemed filed under such Acts.

24

ITEM 8 – adoption of the 2020 OMNIBUS Incentive Plan (“2020 plan”)

Summary

Our 2020 Omnibus Incentive Plan (the “2020 Plan”) was adopted by our Board on October 21, 2020 and has been approved by our Majority Stockholders on October 22, 2020. The 2020 Plan was adopted to promote our long-term success and the creation of stockholder value by:

•	Enabling us to continue to attract and retain the services of key service providers who would be eligible to receive grants;
•	Aligning participants’ interests with stockholders’ interests through incentives that are based upon the performance of our Common Stock;
•	Motivating participants, through equity incentive awards, to achieve long-term growth in our business, in addition to short-term financial performance; and
•	Providing a long-term equity incentive program that is competitive as compared to other companies with whom we compete for talent.

The 2020 Plan permits the discretionary award of incentive stock options (“ISOs”), non-qualified stock options (“NQSOs”), restricted stock, restricted stock units (“RSUs”), stock appreciation rights (“SARs”), and other equity awards to selected participants. No grants under the 2020 Plan will be permitted beyond 10 years from the adoption date of the 2020 Plan.

The 2020 Plan provides for the initial reservation of 401,392,928 shares of Common Stock for issuance thereunder (the “Share Limit”) and provides that the maximum number of shares that may be issued pursuant to the exercise of ISOs is 401,392,928 (the “ISO Limit”). The number of shares of Common Stock available for issuance under the 2020 Plan constituted approximately 10% of our fully diluted shares of Common Stock outstanding as of the date of Board approval, including shares issuable upon the conversion of Series A and Series B Preferred, as calculated on an as-converted basis. On the one year anniversary date from the adoption date of the 2020 Plan, the number of shares of Common Stock reserved for issuance thereunder shall automatically increase to 20% of the fully diluted shares of Common Stock outstanding, including shares of Common Stock reserved for issuance under convertible securities, such as the shares issuable upon the conversion of Series A and Series B Preferred, as calculated on an as-converted basis.

The above number of shares of Common Stock reserved for issuance currently exclude any impact under the Reverse Stock Split. Upon the Effective Date of the Reverse Stock Split, the Share Limit shall be automatically reduced to 802,785 shares of Common Stock reserved for issuance thereunder.

Attached as Appendix C is a copy of the 2020 Plan. The description herein of the 2020 Plan is qualified by reference to Appendix C.

Key Features of the 2020 Plan

Certain key features of the 2020 Plan are summarized as follows:

•	If not terminated earlier by our Board, grants under the 2020 Plan will not be allowed after October 21, 2030;
•	Up to a maximum aggregate of 401,392,928 shares of Common Stock may be issued under the 2020 Plan. The maximum number of shares of Common Stock that may be issued pursuant to the exercise of ISOs is also 401,392,928 (prior to the Effective Date of the Reverse Stock Split);
•	On the one year anniversary from the adoption date of 2020 Plan, the number of shares of Common Stock reserved for issuance thereunder shall automatically increase to 20% of the fully diluted shares of Common Stock outstanding, including shares of Common Stock to be issued under convertible securities, such as the Series A and Series B Preferred, as calculated on an as-converted basis.
•	The 2020 Plan will generally be administered by a committee comprised solely of independent members of our board of directors. This committee will be the Compensation Committee (the “Committee”) unless otherwise designated by our board of directors. The board of directors may designate a separate committee to make awards to employees who are not officers subject to the reporting requirements of Section 16 of the Exchange Act;
•	Employees, consultants and board members are eligible to receive awards, provided that the Committee has the discretion to determine (i) who shall receive any awards, and (ii) the terms and conditions of such awards;
•	Awards may consist of ISOs, NQSOs, restricted stock, RSUs, SARs, and other equity awards;
•	Stock options and SARs may not be granted at a per share exercise price below the fair market value of a share of our Common Stock on the date of grant, and in the case of a ten percent (10%) shareholder, the per share exercise price for an ISO shall not be less than one hundred ten percent (110%) of the fair market value of a share of our Common Stock on the date the ISO is granted; and
•	The maximum exercisable term of stock options and SARs may not exceed ten years.

25

Eligibility to Receive Awards

The Company’s employees, consultants and board members are eligible to receive awards under the 2020 Plan. The Committee determines, in its discretion, the selected participants who will be granted awards under the 2020 Plan.

Shares Subject to the 2020 Plan

The maximum initial number of shares of Common Stock that can be issued under the 2020 Plan is 401,392,928 shares. On the one year anniversary of the 2020 Plan, the number of shares of Common Stock reserved for issuance thereunder shall automatically increase to 20% of the fully diluted shares of Common Stock outstanding, including all convertible securities, such as shares issuable upon the conversion of Series A and Series B Preferred, as calculated on an as-converted basis.

The shares of Common Stock underlying forfeited or terminated awards (without payment of consideration), or unexercised awards become available again for issuance under the 2020 Plan.

No fractional shares may be issued under the 2020 Plan.

No shares of Common Stock will be issued with respect to a participant’s award unless applicable tax withholding obligations have been satisfied by the participant.

Administration of the 2020 Plan

The 2020 Plan will be administered by the Committee, which shall consist of independent board members. With respect to certain awards issued under the 2020 Plan, the members of the Committee also must be “Non-Employee Directors” under Rule 16b-3 of the Exchange Act. Subject to the terms of the 2020 Plan, the Committee has the sole discretion, among other things, to:

•	Select the individuals who will receive awards;
•	Determine the terms and conditions of awards (for example, performance conditions, if any, and vesting schedule);
•	Correct any defect, supply any omission, or reconcile any inconsistency in the 2020 Plan or any award agreement;
•	Accelerate the vesting, extend the post-termination exercise term or waive restrictions of any awards at any time and under such terms and conditions as it deems appropriate, subject to the limitations set forth in the 2020 Plan;
•	Permit a participant to defer compensation to be provided by an award; and
•	Interpret the provisions of the 2020 Plan and outstanding awards.

The Committee may suspend vesting, settlement, or exercise of awards pending a determination of whether a selected participant’s service should be terminated for cause (in which case outstanding awards would be forfeited). Awards may be subject to any policy that the Board may implement on the recoupment of compensation (referred to as a “clawback” policy). The members of the Board, the Committee and their delegates shall be indemnified by us to the maximum extent permitted by applicable law for actions taken or not taken regarding the 2020 Plan.

26

Types of Awards

•	Stock Options. A stock option is the right to acquire shares at a fixed exercise price over a fixed period of time. The Committee will determine, among other terms and conditions, the number of shares covered by each stock option and the exercise price of the shares subject to each stock option, but such per share exercise price cannot be less than the fair market value of a share of our Common Stock on the date of grant of the stock option. The exercise price of each stock option granted under the 2020 Plan must be paid in full at the time of exercise, either with cash, or through a broker-assisted “cashless” exercise and sale program, or net exercise, or through another method approved by the Committee. Stock options granted under the 2020 Plan may be either ISOs or NQSOs. In order to comply with Treasury Regulation Section 1.422-2(b), the 2020 Plan provides that no more than 401,392,928 shares may be issued pursuant to the exercise of ISOs.

•	SARs. A SAR is the right to receive, upon exercise, an amount equal to the difference between the fair market value of the shares on the date of the SAR’s exercise and the aggregate exercise price of the shares covered by the exercised portion of the SAR. The Committee determines the terms of SARs, including the exercise price (provided that such per share exercise price cannot be less than the fair market value of a share of our Common Stock on the date of grant), the vesting and the term of the SAR. Settlement of a SAR may be in shares of Common Stock or in cash, or any combination thereof, as the Committee may determine. SARs may not be repriced or exchanged without stockholder approval.

•	Restricted Stock. A restricted stock award is the grant of shares of our Common Stock to a selected participant and such shares may be subject to a substantial risk of forfeiture until specific conditions or goals are met. The restricted shares may be issued with or without cash consideration being paid by the selected participant as determined by the Committee. The Committee also will determine any other terms and conditions of an award of restricted stock.

•	RSUs. RSUs are the right to receive an amount equal to the fair market value of the shares covered by the RSU at some future date after the grant. The Committee will determine all of the terms and conditions of an award of RSUs. Payment for vested RSUs may be in shares of Common Stock or in cash, or any combination thereof, as the Committee may determine. RSUs represent an unfunded and unsecured obligation for us, and a holder of a stock unit has no rights other than those of a general creditor.

•	Other Awards. The 2020 Plan also provides that other equity awards, which derive their value from the value of our shares or from increases in the value of our shares, may be granted. Substitute awards may be issued under the 2020 Plan in assumption of or substitution for or exchange for awards previously granted by an entity which we (or an affiliate) acquire.

•	Limited Transferability of Awards. Awards granted under the 2020 Plan generally are not transferrable other than by will or by the laws of descent and distribution. However, the Committee may in its discretion permit the transfer of awards other than ISOs.

Change in Control

In the event that we are a party to a merger or other reorganization or similar transaction, outstanding 2020 Plan awards will be subject to the agreement pertaining to such merger or reorganization. Such agreement may provide for (i) the continuation of the outstanding awards by us if we are a surviving corporation, (ii) the assumption or substitution of the outstanding awards by the surviving entity or its parent, (iii) full exercisability and/or full vesting of outstanding awards, or (iv) cancellation of outstanding awards either with or without consideration, in all cases with or without consent of the selected participant. The Committee will decide the effect of a change in control of us on outstanding awards.

Amendment and Termination of the 2020 Plan

The Board generally may amend or terminate the 2020 Plan at any time and for any reason, except that it must obtain stockholder approval of material amendments to the extent required by applicable laws, regulations or rules.

27

Federal Tax Consequences of the 2020 Plan

The following is a general summary, as of the date of this information statement, of the federal income tax consequences to participants and the Company of transactions under the 2020 Plan. This summary is intended for general information only and not as tax guidance to participants in the 2020 Plan, as the consequences may vary with the types of grants made, the identity of the participant, and the method of payment or settlement. The summary does not address the effects of other federal taxes or taxes imposed under state, local, or foreign tax laws. Participants are encouraged to seek the advice of a qualified tax advisor regarding the tax consequences of participation in the 2020 Plan.

•	Incentive Stock Options. With respect to incentive stock options, generally, the participant is not taxed, and we are not entitled to a deduction, on either the grant or the exercise of an incentive stock option so long as the requirements of Section 422 of the Code continue to be met. If the participant meets the employment requirements and does not dispose of the shares of our common stock acquired upon exercise of an incentive stock option until at least one year after date of the exercise of the stock option and at least two years after the date the stock option was granted, gain or loss realized on sale of the shares will be treated as long-term capital gain or loss. If the shares of our common stock are disposed of before those periods expire, which is called a disqualifying disposition, the participant will be required to recognize ordinary income in an amount equal to the lesser of (i) the excess, if any, of the fair market value of our common stock on the date of exercise over the exercise price, or (ii) if the disposition is a taxable sale or exchange, the amount of gain realized. Upon a disqualifying disposition, we will generally be entitled, in the same tax year, to a deduction equal to the amount of ordinary income recognized by the participant, assuming that a deduction is allowed under Section 162(m) of the Code.

•	Non-Qualified Stock Options. The grant of a stock option that does not qualify for treatment as an incentive stock option, which is generally referred to as a non-qualified stock option, is generally not a taxable event for the participant. Upon exercise of the stock option, the participant will generally be required to recognize ordinary income in an amount equal to the excess of the fair market value of our common stock acquired upon exercise (determined as of the date of exercise) over the exercise price of the stock option, and we will be entitled to a deduction in an equal amount in the same tax year, assuming that a deduction is allowed under Section 162(m) of the Code. At the time of a subsequent sale or disposition of shares obtained upon exercise of a non-qualified stock option, any gain or loss will be a capital gain or loss, which will be either a long-term or short-term capital gain or loss, depending on how long the shares have been held.

•	SARs. The grant of a SAR will not cause the participant to recognize ordinary income or entitle us to a deduction for federal income tax purposes. Upon the exercise of a SAR, the participant will recognize ordinary income in the amount of the cash or the value of shares payable to the participant (before reduction for any withholding taxes), and we will receive a corresponding deduction in an amount equal to the ordinary income recognized by the participant, assuming that a deduction is allowed under Section 162(m) of the Code.

•	Restricted Stock, RSUs, and Other Stock-Based Awards. The federal income tax consequences with respect to restricted stock, RSUs, and other stock unit and stock-based awards depend on the facts and circumstances of each award, including, in particular, the nature of any restrictions imposed with respect to the awards. In general, if an award of stock granted to the participant is subject to a “substantial risk of forfeiture” (e.g., the award is conditioned upon the future performance of substantial services by the participant) and is nontransferable, a taxable event occurs when the risk of forfeiture ceases or the awards become transferable, whichever first occurs. At such time, the participant will recognize ordinary income to the extent of the excess of the fair market value of the stock on such date over the participant’s cost for such stock (if any), and the same amount is deductible by us, assuming that a deduction is allowed under Section 162(m) of the Code. Under certain circumstances, the participant, by making an election under Section 83(b) of the Code, can accelerate federal income tax recognition with respect to an award of stock that is subject to a substantial risk of forfeiture and transferability restrictions, in which event the ordinary income amount and our deduction will be measured and timed as of the grant date of the award. If the stock award granted to the participant is not subject to a substantial risk of forfeiture or transferability restrictions, the participant will recognize ordinary income with respect to the award to the extent of the excess of the fair market value of the stock at the time of grant over the participant’s cost, if any, and the same amount is deductible by us, assuming that a deduction is allowed under Section 162(m) of the Code. If a stock unit award or other stock-based award is granted but no stock is actually issued to the participant at the time the award is granted, the participant will recognize ordinary income at the time the participant receives the stock free of any substantial risk of forfeiture (or receives cash in lieu of such stock) and the amount of such income will be equal to the fair market value of the stock at such time over the participant’s cost, if any, and the same amount is then deductible by us, assuming that a deduction is allowed under Section 162(m) of the Code.

28

•	Withholding Obligations. We are entitled to withhold and deduct from future wages of the participant, to make other arrangements for the collection of, or to require the participant to pay to us an amount necessary for us to satisfy the participant’s federal, state, or local tax withholding obligations with respect to awards granted under the 2020 Plan. Withholding for taxes may be calculated based on the maximum applicable tax rate for the participant’s jurisdiction or such other rate that will not trigger a negative accounting impact on the Company. The Compensation Committee may permit a participant to satisfy a tax withholding obligation by withholding shares of common stock underlying an award, tendering previously acquired shares, delivery of a broker exercise notice, or a combination of these methods.

•	Code Section 409A. A participant may be subject to a 20% penalty tax, in addition to ordinary income tax, at the time a grant becomes vested, plus an interest penalty tax, if the grant constitutes deferred compensation under Section 409A of the Code and the requirements of Section 409A of the Code are not satisfied.

ITEM 8 – NON-BINDING ADVISORY VOTE ON EXECUTIVE COMPENSATION

Pursuant to Section 14A of the Exchange Act and the Dodd-Frank Act, we are required to provide our stockholders with the opportunity to vote to approve, on a nonbinding, advisory basis, the compensation of our named executive officers. This advisory vote is commonly referred to as a “say-on-pay” proposal. Our stockholders previously voted that the frequency of the “say-on-pay” vote will be annually at the Annual Meeting of the Stockholders held in 2013. On October 22, 2020, via written consent, the Majority Stockholders provided advisory approval of the compensation of our named executive officers as disclosed in this Information Statement, and adopted the following resolution:

“RESOLVED, that the stockholders of Patriot Scientific Corporation approve, on an advisory basis, the compensation paid to the Named Executive Officer, as disclosed in the information statement dated October 23, 2020, pursuant to the compensation disclosure rules of the Securities and Exchange Commission, including the Executive Compensation section, compensation tables and narrative discussion, and other related disclosure.”

As described in the “Executive Compensation” section of this Information Statement, we intend to develop an executive compensation program that is consistent with our existing compensation policies and philosophies, which are designed to align compensation with our business objectives and the creation of stockholder value, while enabling us to attract, motivate and retain individuals who contribute to our long-term success.

Decisions on the executive compensation program will be made by the Compensation Committee. The discussion set forth in the Information Statement is based on the present expectations as to the executive compensation program to be adopted by the Compensation Committee. Additional information about the compensation of our named executive officers is provided in the “Executive Compensation” section of this Information Statement, which includes compensation tables and narrative discussion.

While the approval by the Majority Stockholders is advisory and not binding on us, it will provide information to our Compensation Committee regarding investor sentiment about our executive compensation philosophy, policies and practices, which the Compensation Committee will be able to consider when determining executive compensation in the future.

29

ITEM 9 – NON-BINDING ADVISORY VOTE ON THE FREQUENCY OF EXECUTIVE COMPENSATION ADVISORY VOTES

On October 22, 2020, by written consent, the Majority Stockholders selected every three years as the preferred frequency with which to hold stockholder advisory votes to approve, on a non-binding, advisory basis, executive compensation. After careful consideration of the frequency alternatives, the Board believes that conducting an advisory vote on executive compensation every three years is appropriate for the Company and its stockholders at this time.

The Majority Stockholders had the option of selecting a frequency of one, two or three years. As an advisory vote, this proposal is non-binding and will not overrule any decision by the Board or require the Board to take any action. However, the Board and the Compensation Committee value the opinions of our stockholders and will consider the outcome of the vote when making future decisions for the frequency in which stockholders may vote on executive compensation.

WHERE YOU CAN OBTAIN ADDITIONAL INFORMATION

We are required to file annual, quarterly and special reports, and other information with the SEC. You may read and copy any document we file at the SEC’s public reference rooms at 100 F Street, N.E, Washington, D.C. 20549. You may also obtain copies of the documents at prescribed rates by writing to the Public Reference Section of the SEC at 100 F Street, N.E., Washington, D.C. 20549. Please call the SEC at 1-800-SEC-0330 for more information on the operation of the public reference rooms. Copies of our SEC filings are also available to the public from the SEC’s web site at www.sec.gov.

We will provide, upon request and without charge, to each stockholder receiving this Information Statement a copy of our filings with the SEC and other publicly available information. A copy of any public filing is also available, at no charge, by contacting Patriot Scientific Corporation, 2038 Corte Del Nogal, Suite 141, Carlsbad, California 92011.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY. THIS INFORMATION STATEMENT IS PROVIDED TO THE HOLDERS OF COMMON STOCK AND PREFERRED STOCK OF THE COMPANY AS OF THE RECORD DATE ONLY FOR INFORMATIONAL PURPOSES IN CONNECTION WITH CORPORATE ACTIONS PURSUANT TO AND IN ACCORDANCE WITH RULE 14C-2 OF THE EXCHANGE ACT. PLEASE READ THIS INFORMATION STATEMENT CAREFULLY.

Dated [Month] [Day], 2020

By Order of the Board of Directors

Steven King

Director, President and Chief Executive Officer

30

Appendix A

FORM OF AMENDED AND RESTATED

CERTIFICATE OF INCORPORATION OF

MOSAIC IMMUNOENGINEERING INC.

Mosaic ImmunoEngineering Inc. (formerly known as Patriot Scientific Corporation) (the “Corporation”), a corporation organized and existing under the General Corporation Law of the State of Delaware as set forth in Title 8 of the Delaware Code (the “DGCL”), hereby certifies as follows:

1.	The original Certificate of Incorporation of the Corporation (the “Original Certificate of Incorporation”) was filed with the Secretary of State of the State of Delaware on March 24, 1992.

2.	This Amended and Restated Certificate of Incorporation, which restates and amends the Original Certificate of Incorporation, has been declared advisable by the board of directors of the Corporation (the “Board of Directors”), duly adopted by the stockholders of the Corporation and duly executed and acknowledged by the officers of the Corporation in accordance with Sections 103, 228, 242 and 245 of the DGCL. References to “this Amended and Restated Certificate of Incorporation” herein refer to the Amended and Restated Certificate of Incorporation, as amended, restated, supplemented and otherwise modified from time to time.

3.	The Original Certificate of Incorporation is hereby amended and restated in its entirety to read as follows:

ARTICLE I.

The name of this corporation (the “Corporation”) is Mosaic ImmunoEngineering Inc.

ARTICLE II.

The registered office of the Corporation in the State of Delaware is to be located at 16192 Coastal Hwy., Lewes, Delaware 19958 in Sussex County. The registered agent of the Corporation at such address is Harvard Business Services, Inc.

ARTICLE III.

The purpose of the Corporation is to engage in any lawful act or activity for which corporations may be organized under the DGCL.

A-1

ARTICLE IV.

The total number of shares of all classes of stock which the Corporation shall have authority to issue shall be (a) 100,000,000 shares of common stock, par value $.00001 per share (“Common Stock”) and (b) 5,000,000 shares of preferred stock, par value $.00001 per share (“Preferred Stock”).

Contingent and effective upon the filing of this Amended and Restated Certificate of Incorporation, every 500 outstanding shares of Common Stock, which are outstanding on [Month] [Day], 2020, will be combined into and automatically, without any further action by the Corporation or the stockholders thereof, become one (1) outstanding share of Common Stock of the Corporation without increasing or decreasing the par value of each share of Common Stock (the “Reverse Stock Split”). No fractional share shall be issued in connection with the foregoing combination of the shares pursuant to the Reverse Stock Split. Rather, the Reverse Stock Split shall be processed on a certificate-by-certificate basis, whereby, the Corporation will round up to the next whole share any stock certificate to the extent such stock certificate would be less than one whole share of Common Stock or greater as a result of the Reverse Stock Split.

The Reverse Stock Split shall occur automatically without any further action by the holders of Common Stock, and whether or not the certificates representing such shares have been surrendered to the Corporation; provided, however, that the Corporation shall not be obligated to issue certificates evidencing the shares of Common Stock issuable as a result of the Reverse Stock Split unless the existing certificates evidencing the applicable shares of stock prior to the Reverse Stock Split are either delivered to the Corporation, or the holder notifies the Corporation that such certificates have been lost, stolen or destroyed, and executes an agreement satisfactory to the Corporation to indemnify the Corporation from any loss incurred by it in connection with such certificates.

The following is a statement of the designations and the powers, privileges and rights, and the qualifications, limitations or restrictions thereof in respect of each class of capital stock of the Corporation.

A.	Common Stock

1.	General. The voting, dividend and liquidation rights of the holders of the Common Stock are subject to and qualified by the rights, powers and preferences of the holders of the Preferred Stock set forth herein and as may be designated by resolution of the Board of Directors with respect to any series of Preferred Stock as authorized herein.

2.	Voting. The holders of the Common Stock are entitled to one vote for each share of Common Stock held at all meetings of stockholders (and written actions in lieu of meetings); provided, however, that the holders of the Common Stock are not entitled to vote on any amendment to this Amended and Restated Certificate of Incorporation (including any certificate of designation of Preferred Stock relating to any series of Preferred Stock) that relates solely to the terms of one or more outstanding series of Preferred Stock if the holders of such affected series are entitled, either separately or together as a class with the holders of one or more other such series, to vote thereon by law or pursuant to this Amended and Restated Certificate of Incorporation (including any certificate of designation of Preferred Stock relating to any series of Preferred Stock).

A-2

B.	Preferred Stock

1.	Issuance and Reissuance. Preferred Stock may be issued from time to time in one or more series, each of such series to consist of such number of shares and to have such terms, rights, powers and preferences, and the qualifications and limitations with respect thereto, as stated or expressed herein and in the resolution or resolutions providing for the issue of such series adopted by the Board of Directors of the Corporation as hereinafter provided (“Preferred Stock Designation”).

2.	Blank Check Preferred. Authority is hereby expressly granted to the Board of Directors from time to time to issue the Preferred Stock in one or more series, and in connection with the creation of any such series, by resolution or resolutions providing for the issue of the shares thereof, to determine and fix such voting powers, full or limited, or no voting powers, and such designations, preferences and relative participating, optional or other special rights, and qualifications, limitations or restrictions thereof, including, without limitation thereof, dividend rights, special voting rights, conversion rights, redemption privileges and liquidation preferences, as shall be stated and expressed in such resolutions, all to the full extent now or hereafter permitted by the DGCL. Without limiting the generality of the foregoing, and subject to the rights of any series of Preferred Stock then outstanding, the resolutions providing for issuance of any series of Preferred Stock may provide that such series shall be superior or rank equally or be junior to the Preferred Stock of any other series to the extent permitted by law.

ARTICLE V.

[RESERVED]

ARTICLE VI.

In furtherance and not in limitation of the powers conferred by the laws of the State of Delaware, the Board of Directors of the Corporation is expressly authorized to adopt, make, alter, amend, repeal and rescind any or all of the bylaws of the Corporation, whether adopted by them or otherwise. Any adoption, amendment or repeal of the bylaws of the Corporation by the Board of Directors shall require the approval of a majority of the Board of Directors. Stockholders shall also have the power to adopt, amend or repeal the bylaws of the Corporation; provided, however, that, in addition to any vote of the holders of any class or series of stock of the Corporation required by law or by this Amended and Restated Certificate of Incorporation, the bylaws of the Corporation shall not be adopted, altered, amended or repealed by the stockholders of the Corporation (A) prior to the first date on which the Common Stock of the Corporation is listed or quoted on a national securities exchange (the “Trigger Date”), except by the affirmative vote of holders of not less than 50% in voting power of the then-outstanding shares of stock entitled to vote thereon, voting together as a single class, or (B) on and after the Trigger Date, except by the affirmative vote of holders of not less than 66 2⁄3% in voting power of the then-outstanding shares of stock entitled to vote thereon, voting together as a single class. No bylaws hereafter made or adopted, nor any repeal of or amendment thereto, shall invalidate any prior act of the Board of Directors that was valid at the time it was taken.

A-3

ARTICLE VII.

The business and affairs of the Corporation shall be managed by or under the direction of the Board of Directors. In addition to the powers and authority expressly conferred upon them by statute or by this Amended and Restated Certificate of Incorporation or the bylaws of the Corporation, the directors are hereby empowered to exercise all such powers and do all such acts and things as may be exercised or done by the Corporation.

Until the first annual meeting of stockholders to occur following the Trigger Date, the directors, other than those who may be elected by the holders of any series of Preferred Stock specified in the related Preferred Stock Designation, shall consist of a single class, with the initial term of office to expire at such first annual meeting of stockholders to occur following the Trigger Date, and each director shall hold office until his successor shall have been duly elected and qualified, subject, however, to such director’s earlier death, resignation, disqualification or removal. For purposes of this Amended and Restated Certificate of Incorporation, beneficial ownership of shares shall be determined in accordance with Rule 13d-3 promulgated under the Securities Exchange Act of 1934, as amended. At each annual meeting of stockholders, directors elected to succeed those directors whose terms then expire shall be elected for a term of office to expire at the next succeeding annual meeting of stockholders after their election, with each director to hold office until his successor shall have been duly elected and qualified, subject, however, to such director’s earlier death, resignation, disqualification or removal.

On and after the first annual meeting following the Trigger Date, the directors, other than those who may be elected by the holders of any series of Preferred Stock specified in the related Preferred Stock Designation, shall be divided, with respect to the time for which they severally hold office, into three classes, as nearly equal in number as is reasonably possible, with the initial term of office of the first class to expire at the second annual meeting of stockholders following the Trigger Date, the initial term of office of the second class to expire at the third annual meeting of stockholders following the Trigger Date, and the initial term of office of the third class to expire at the fourth annual meeting of stockholders following the Trigger Date, with each director to hold office until his successor shall have been duly elected and qualified, subject, however, to such director’s earlier death, resignation, disqualification or removal, and the Board of Directors shall be authorized to assign members of the Board of Directors, other than those directors who may be elected by the holders of any series of Preferred Stock, to such classes at the time such classification becomes effective. Beginning at the second annual meeting of stockholders following the Trigger Date and for each annual meeting thereafter, directors elected to succeed those directors whose terms then expire shall be elected for a term of office to expire at the third succeeding annual meeting of stockholders after their election, with each director to hold office until his successor shall have been duly elected and qualified, subject, however, to such director’s earlier death, resignation, disqualification or removal.

Subject to applicable law, the rights of the holders of any series of Preferred Stock, if any, then outstanding, any newly created directorship that results from an increase in the number of directors or any vacancy on the Board that results from the death, resignation, disqualification or removal of any director or from any other cause shall, unless otherwise required by law or by resolution of the Board of Directors, be filled (A) prior to the Trigger Date, by the affirmative vote of a majority of the total number of directors then in office, even if less than a quorum, or by a sole remaining director, or the affirmative vote of the holders of a majority of the voting power of the outstanding shares of stock of the Corporation entitled to vote generally for the election of directors, voting together as a single class and acting at a meeting of the stockholders or by written consent (if permitted) in accordance with the DGCL, this Amended and Restated Certificate of Incorporation and the bylaws of the Corporation, and (B) on or after the Trigger Date, solely by the affirmative vote of a majority of the total number of directors then in office, even if less than a quorum, or by a sole remaining director and shall not be filled by the stockholders. Any director elected to fill a vacancy not resulting from an increase in the number of directors shall hold office for the remaining term of his predecessor. No decrease in the number of authorized directors constituting the Board of Directors shall shorten the term of any incumbent director.

Until the Trigger Date, subject to the rights of the holders of shares of any series of Preferred Stock, if any, to elect additional directors pursuant to this Amended and Restated Certificate of Incorporation (including any Preferred Stock Designation thereunder), any director may be removed at any time, either for or without cause, upon the affirmative vote of the holders of a majority of the voting power of the outstanding shares of stock of the Corporation entitled to vote generally for the election of directors, voting together as a single class and acting at a meeting of the stockholders or by written consent (if permitted) in accordance with the DGCL, this Amended and Restated Certificate of Incorporation and the bylaws of the Corporation. On and after the Trigger Date, subject to the rights of the holders of shares of any series of Preferred Stock, if any, to elect additional directors pursuant to this Amended and Restated Certificate of Incorporation (including any Preferred Stock Designation) thereunder), any director may be removed only for cause, upon the affirmative vote of the holders of at least 75% of the voting power of the outstanding shares of stock of the Corporation entitled to vote generally for the election of directors, voting together as a single class and acting at a meeting of the stockholders in accordance with the DGCL, this Amended and Restated Certificate of Incorporation and the bylaws of the Corporation.

The number of directors of the Corporation shall be determined in the manner set forth in the bylaws of the Corporation. Unless and except to the extent that the bylaws of the Corporation shall so require, the election of directors of the Corporation need not be by written ballot.

A-4

ARTICLE VIII.

Meetings of stockholders may be held within or without the State of Delaware, as the bylaws of the Corporation may provide. The books of the Corporation may be kept outside the State of Delaware at such place or places as may be designated from time to time by the Board of Directors or in the bylaws of the Corporation.

Prior to the Trigger Date, any action required or permitted to be taken at any annual meeting or special meeting of the stockholders of the Corporation may be taken without a meeting, without prior notice and without a vote of stockholders, if a consent or consents in writing, setting forth the action so taken, is or are signed by the holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted. On and after the Trigger Date, subject to the rights of holders of any series of Preferred Stock with respect to such series of Preferred Stock and except as otherwise expressly provided by the terms of any series of Preferred Stock (including any certificate of designation of Preferred Stock relating to any series of Preferred Stock) permitting the holders of such series of Preferred Stock to act by written consent, if any, any action required or permitted to be taken by the stockholders of the Corporation must be taken at a duly held annual or special meeting of stockholders and may not be taken by any consent in writing of such stockholders.

Special meetings of stockholders of the Corporation may be called only by the Board of Directors pursuant to a resolution adopted by the affirmative vote of a majority of the Board of Directors; provided, however, that prior to the Trigger Date, special meetings of the stockholders of the Corporation may also be called by the Secretary of the Corporation at the request of the holders of record of a majority of the outstanding shares of Common Stock. The authorized person(s) calling a special meeting may fix the date, time and place, if any, of such meeting. On and after the Trigger Date, subject to the rights of holders of any series of Preferred Stock, the stockholders of the Corporation do not have the power to call or request a special meeting of stockholders of the Corporation. The Board of Directors may postpone, reschedule or cancel any special meeting of the stockholders previously scheduled by the Board of Directors.

ARTICLE IX.

To the fullest extent permitted by law, a director of the Corporation shall not be personally liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director. If the DGCL or any other law of the State of Delaware is amended after approval by the stockholders of this Article IX to authorize corporate action further eliminating or limiting the personal liability of directors, then the liability of a director of the Corporation shall be eliminated or limited to the fullest extent permitted by the DGCL as so amended.

Any repeal or modification of the foregoing provisions of this Article IX by the stockholders of the Corporation shall not adversely affect any right or protection of a director of the Corporation existing at the time of, or increase the liability of any director of the Corporation with respect to any acts or omissions of such director occurring prior to, such repeal or modification.

ARTICLE X.

To the fullest extent permitted by applicable law, the Corporation is authorized to provide indemnification of (and advancement of expenses to) directors, officers and agents of the Corporation (and any other persons to which DGCL permits the Corporation to provide indemnification) through bylaw provisions, agreements with such agents or other persons, vote of stockholders or disinterested directors or otherwise, in excess of the indemnification and advancement otherwise permitted by Section 145 of the DGCL.

Any amendment, repeal or modification of the foregoing provisions of this Article X shall not adversely affect any right or protection of any director, officer or other agent of the Corporation existing at the time of, or increase the liability of any director of the Corporation with respect to any acts or omissions of such director, officer or other agent occurring prior to, such amendment, repeal or modification.

A-5

ARTICLE XI.

The Corporation reserves the right at any time, and from time to time, to amend, alter, change or repeal any provision contained in this Amended and Restated Certificate of Incorporation, and other provisions authorized by the laws of the State of Delaware at the time in force may be added, or inserted, in the manner now or hereafter prescribed by law. All rights, preferences and privileges of whatsoever nature conferred upon stockholders, directors or any other persons whomsoever by and pursuant to this Amended and Restated Certificate of Incorporation in its present form or as hereafter amended are granted subject to the rights reserved in this Article.

ARTICLE XII.

The Corporation renounces any interest or expectancy of the Corporation in, or in being offered an opportunity to participate in, any Excluded Opportunity. An “Excluded Opportunity” is any matter, transaction or interest that is presented to, or acquired, created or developed by, or which otherwise comes into the possession of, (i) any director of the Corporation who is not an employee of the Corporation or any of its subsidiaries, or (ii) any holder of Preferred Stock or any partner, member, director, stockholder, employee or agent of any such holder, other than someone who is an employee of the Corporation or any of its subsidiaries (collectively, “Covered Persons”), unless such matter, transaction or interest is presented to, or acquired, created or developed by, or otherwise comes into the possession of, a Covered Person expressly and solely in such Covered Person’s capacity as a director of the Corporation.

ARTICLE XIII.

The Corporation shall not be governed by or subject to the provisions of Section 203 of the DGCL as now in effect or hereafter amended, or any successor statute thereto.

ARTICLE XIV.

Unless the Corporation consents in writing to the selection of an alternative forum, the Court of Chancery of the State of Delaware shall, to the fullest extent permitted by applicable law, be the sole and exclusive forum for any stockholder (including a beneficial owner) to bring (A) any derivative action or proceeding brought on behalf of the Corporation, (B) any action asserting a claim of breach of a fiduciary duty owed by any director, officer, employee or agent of the Corporation to the Corporation or the Corporation’s stockholders, (C) any action asserting a claim against the Corporation, its directors, officers or employees or agents arising pursuant to any provision of the DGCL, this Amended and Restated Certificate of Incorporation or the Corporation’s bylaws, or (D) any action asserting a claim against the Corporation, its directors, officers or employees or agents governed by the internal affairs doctrine, except as to each of (A) through (D) above, for any claim as to which the Court of Chancery determines that there is an indispensable party not subject to the jurisdiction of the Court of Chancery (and the indispensable party does not consent to the personal jurisdiction of the Court of Chancery within ten days following such determination), which is vested in the exclusive jurisdiction of a court or forum other than the Court of Chancery, or over which the Court of Chancery does not have subject matter jurisdiction. To the fullest extent permitted by law, any person or entity purchasing or otherwise acquiring any interest in shares of capital stock of the Corporation shall be deemed to have notice of and consented to the provisions of this Article XIV.

If any provision or provisions of this Article XIV shall be held to be invalid, illegal or unenforceable as applied to any person or entity or circumstance for any reason whatsoever, then, to the fullest extent permitted by law, the validity, legality and enforceability of such provisions in any other circumstance and of the remaining provisions of this Article XIV (including, without limitation, each portion of any sentence of this Article XIV containing any such provision held to be invalid, illegal or unenforceable that is not itself held to be invalid, illegal or unenforceable) and the application of such provision to other persons or entities and circumstances shall not in any way be affected or impaired thereby.

To the fullest extent permitted by law, if any action the subject matter of which is within the scope of this Article XIV is filed in a court other than a court located within the State of Delaware (a “Foreign Action”) in the name of any stockholder, such stockholder shall be deemed to have consented to (A) the personal jurisdiction of the state and federal courts located within the State of Delaware in connection with any action brought in any such court to enforce this Article XIV (an “FSC Enforcement Action”) and (B) having service of process made upon such stockholder in any such FSC Enforcement Action by service upon such stockholder’s counsel in the Foreign Action as agent for such stockholder.

A-6

IN WITNESS WHEREOF, the Corporation has caused its duly authorized officer to execute this Amended and Restated Certificate of Incorporation on this [●] day of [Month], 2020.

By:

Name: Steven King

Title: Director, President and Chief Executive Officer

A-7

Appendix B

AMENDED AND RESTATED BYLAWS

OF MOSAIC IMMUNOENGINEERING INC.

(formerly known as Patriot Scientific Corporation)

Incorporated under the Laws of the State of Delaware

Date of Adoption: October 22, 2020

ARTICLE I
Offices

Section 1.01                  Offices. The address of the registered office of Mosaic ImmunoEngineering Inc. (hereinafter called the "Corporation") in the State of Delaware shall be at 16192 Coastal Hwy., Lewes, Delaware 19958 in Sussex County. The Corporation may have other offices, both within and without the State of Delaware, as the board of directors of the Corporation (the "Board of Directors") from time to time shall determine or the business of the Corporation may require.

Section 1.02                  Books and Records. Any records maintained by the Corporation in the regular course of its business, including its stock ledger, books of account and minute books, may be maintained on any information storage device or method; provided that the records so kept can be converted into clearly legible paper form within a reasonable time. The Corporation shall so convert any records so kept upon the request of any person entitled to inspect such records pursuant to applicable law.

ARTICLE II
Meetings of the Stockholders

Section 2.01                 Place of Meetings. All meetings of the stockholders shall be held at such place, if any, either within or without the State of Delaware, as shall be designated from time to time by resolution of the Board of Directors and stated in the notice of meeting.

Section 2.02                 Annual Meeting. The annual meeting of the stockholders for the election of directors and for the transaction of such other business as may properly come before the meeting shall be held at such date, time and place, if any, as shall be determined by the Board of Directors and stated in the notice of the meeting.

Section 2.03                 Special Meetings. Special meetings of stockholders for any purpose or purposes shall be called pursuant to a resolution approved by the affirmative vote of a majority of the Board of Directors and may not be called by any other person or persons; provided, however, that prior to the first date on which the Corporation is listed or quoted on a national securities exchange (the “Trigger Date”), special meetings of the stockholders of the Corporation may also be called by the Secretary of the Corporation at the request of the holders of record of a majority of the outstanding shares of Common Stock. For purposes of these Bylaws, beneficial ownership of shares shall be determined in accordance with Rule 13d-3 promulgated under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). The authorized person(s) calling a special meeting may fix the date, time and place, if any, of such meeting. On and after the Trigger Date, subject to the rights of holders of any series of preferred stock of the Corporation (“Preferred Stock”), the stockholders of the Corporation do not have the power to call or request a special meeting of stockholders of the Corporation. The Board of Directors may postpone, reschedule or cancel any special meeting of the stockholders previously scheduled by the Board of Directors. The only business which may be conducted at a special meeting shall be the matter or matters set forth in the notice of such meeting.

B-1

Section 2.04                 Adjournments. Any meeting of the stockholders, annual or special, may be adjourned from time to time to reconvene at the same or some other place, if any, and notice need not be given of any such adjourned meeting if the time, place, if any, thereof and the means of remote communication, if any, are announced at the meeting at which the adjournment is taken. At the adjourned meeting, the Corporation may transact any business which might have been transacted at the original meeting. If the adjournment is for more than 30 days, a notice of the adjourned meeting shall be given to each stockholder of record entitled to vote at the meeting. If after the adjournment a new record date is fixed for stockholders entitled to vote at the adjourned meeting, the Board of Directors shall fix a new record date for notice of the adjourned meeting and shall give notice of the adjourned meeting to each stockholder of record entitled to vote at the adjourned meeting as of the record date fixed for notice of the adjourned meeting.

Section 2.05                  Notice of Meetings. Notice of the place, if any, date, hour, the record date for determining the stockholders entitled to vote at the meeting (if such date is different from the record date for stockholders entitled to notice of the meeting) and means of remote communication, if any, of every meeting of stockholders shall be given by the Corporation not less than ten days nor more than 60 days before the meeting (unless a different time is specified by law) to every stockholder entitled to vote at the meeting as of the record date for determining the stockholders entitled to notice of the meeting. Notices of special meetings shall also specify the purpose or purposes for which the meeting has been called. Except as otherwise provided herein or permitted by applicable law, notice to stockholders shall be in writing and delivered personally or mailed to the stockholders at their address appearing on the books of the Corporation. Without limiting the manner by which notice otherwise may be given effectively to stockholders, notice of meetings may be given to stockholders by means of electronic transmission in accordance with applicable law. Notice of any meeting need not be given to any stockholder who shall, either before or after the meeting, submit a waiver of notice or who shall attend such meeting, except when the stockholder attends for the express purpose of objecting, at the beginning of the meeting, to the transaction of any business because the meeting is not lawfully called or convened. Any stockholder so waiving notice of the meeting shall be bound by the proceedings of the meeting in all respects as if due notice thereof had been given.

Section 2.06                  List of Stockholders. The officer of the Corporation who has charge of the stock ledger shall prepare a complete list of the stockholders entitled to vote at any meeting of stockholders (provided, however, if the record date for determining the stockholders entitled to vote is less than ten days before the date of the meeting, the list shall reflect the stockholders entitled to vote as of the tenth day before the meeting date), arranged in alphabetical order, and showing the address of each stockholder and the number of shares of each class of capital stock of the Corporation registered in the name of each stockholder at least ten days before any meeting of the stockholders. Such list shall be open to the examination of any stockholder, for any purpose germane to the meeting, on a reasonably accessible electronic network if the information required to gain access to such list was provided with the notice of the meeting or during ordinary business hours, at the principal place of business of the Corporation for a period of at least ten days before the meeting. If the meeting is to be held at a place, the list shall also be produced and kept at the time and place of the meeting the whole time thereof and may be inspected by any stockholder who is present. If the meeting is held solely by means of remote communication, the list shall also be open for inspection by any stockholder during the whole time of the meeting as provided by applicable law. Except as provided by applicable law, the stock ledger of the Corporation shall be the only evidence as to who are the stockholders entitled to examine the stock ledger and the list of stockholders or to vote in person or by proxy at any meeting of stockholders.

Section 2.07                  Quorum. Unless otherwise required by law, the Corporation's Amended and Restated Certificate of Incorporation (the "Certificate of Incorporation") or these bylaws, at each meeting of the stockholders, a majority in voting power of the shares of the Corporation entitled to vote at the meeting, present in person or represented by proxy, shall constitute a quorum. If, however, such quorum shall not be present or represented at any meeting of the stockholders, the stockholders entitled to vote thereat, present in person or represented by proxy, shall have power, by the affirmative vote of a majority in voting power thereof, to adjourn the meeting from time to time, in the manner provided in Section 2.04, until a quorum shall be present or represented. A quorum, once established, shall not be broken by the subsequent withdrawal of enough votes to leave less than a quorum. At any such adjourned meeting at which there is a quorum, any business may be transacted that might have been transacted at the meeting originally called.

B-2

Section 2.08                  Conduct of Meetings. The Board of Directors may adopt by resolution such rules and regulations for the conduct of the meeting of the stockholders as it shall deem appropriate. At every meeting of the stockholders, the Chief Executive Officer, or in his or her absence or inability to act, the person whom the Chief Executive Officer shall appoint, shall act as chairman of, and preside at, the meeting. The secretary or, in his or her absence or inability to act, the person whom the chairman of the meeting shall appoint secretary of the meeting, shall act as secretary of the meeting and keep the minutes thereof. Except to the extent inconsistent with such rules and regulations as adopted by the Board of Directors, the chairman of any meeting of the stockholders shall have the right and authority to prescribe such rules, regulations and procedures and to do all such acts as, in the judgment of such chairman, are appropriate for the proper conduct of the meeting. Such rules, regulations or procedures, whether adopted by the Board of Directors or prescribed by the chairman of the meeting, may include, without limitation, the following: (a) the establishment of an agenda or order of business for the meeting; (b) the determination of when the polls shall open and close for any given matter to be voted on at the meeting; (c) rules and procedures for maintaining order at the meeting and the safety of those present; (d) limitations on attendance at or participation in the meeting to stockholders of record of the corporation, their duly authorized and constituted proxies or such other persons as the chairman of the meeting shall determine; (e) restrictions on entry to the meeting after the time fixed for the commencement thereof; and (f) limitations on the time allotted to questions or comments by participants.

Section 2.09                 Voting; Proxies. Unless otherwise required by law or the Certificate of Incorporation, the election of directors shall be by written ballot and shall be decided by a plurality of the votes cast at a meeting of the stockholders by the holders of stock entitled to vote in the election. Unless otherwise required by law, the Certificate of Incorporation or these bylaws, any matter, other than the election of directors, brought before any meeting of stockholders shall be decided by the affirmative vote of the majority of shares present in person or represented by proxy at the meeting and entitled to vote on the matter. Each stockholder entitled to vote at a meeting of stockholders or to express consent to corporate action in writing without a meeting may authorize another person or persons to act for such stockholder by proxy, but no such proxy shall be voted or acted upon after three years from its date, unless the proxy provides for a longer period. A proxy shall be irrevocable if it states that it is irrevocable and if, and only as long as, it is coupled with an interest sufficient in law to support an irrevocable power. A stockholder may revoke any proxy which is not irrevocable by attending the meeting and voting in person or by delivering to the secretary of the Corporation a revocation of the proxy or a new proxy bearing a later date. Voting at meetings of stockholders need not be by written ballot.

Section 2.10                 Inspectors at Meetings of Stockholders. The Board of Directors, in advance of any meeting of stockholders, may, and shall if required by law, appoint one or more inspectors, who may be employees of the Corporation, to act at the meeting or any adjournment thereof and make a written report thereof. The Board of Directors may designate one or more persons as alternate inspectors to replace any inspector who fails to act. If no inspector or alternate is able to act at a meeting, the person presiding at the meeting shall appoint one or more inspectors to act at the meeting. Each inspector, before entering upon the discharge of his or her duties, shall take and sign an oath faithfully to execute the duties of inspector with strict impartiality and according to the best of his or her ability. The inspectors shall (a) ascertain the number of shares outstanding and the voting power of each, (b) determine the shares represented at the meeting, the existence of a quorum and the validity of proxies and ballots, (c) count all votes and ballots, (d) determine and retain for a reasonable period a record of the disposition of any challenges made to any determination by the inspectors and (e) certify their determination of the number of shares represented at the meeting and their count of all votes and ballots. The inspectors may appoint or retain other persons or entities to assist the inspectors in the performance of their duties. Unless otherwise provided by the Board of Directors, the date and time of the opening and the closing of the polls for each matter upon which the stockholders will vote at a meeting shall be announced at the meeting. No ballot, proxies, votes or any revocation thereof or change thereto, shall be accepted by the inspectors after the closing of the polls unless the Court of Chancery of the State of Delaware upon application by a stockholder shall determine otherwise. In determining the validity and counting of proxies and ballots cast at any meeting of stockholders, the inspectors may consider such information as is permitted by applicable law.

B-3

Section 2.11                  Written Consent of Stockholders Without a Meeting. Prior to the Trigger Date, any action to be taken at any annual or special meeting of stockholders may be taken without a meeting, without prior notice and without a vote, if a consent or consents in writing, setting forth the action to be so taken, shall be signed by the holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted and shall be delivered (by hand or by certified or registered mail, return receipt requested) to the Corporation by delivery to its registered office in the State of Delaware, its principal place of business or an officer or agent of the Corporation having custody of the book in which proceedings of meetings of stockholders are recorded. Every written consent shall bear the date of signature of each stockholder who signs the consent, and no written consent shall be effective to take the corporate action referred to therein unless, within 60 days of the earliest dated consent delivered in the manner required by this Section 2.11, written consents signed by a sufficient number of holders to take action are delivered to the Corporation as aforesaid. Prompt notice of the taking of the corporate action without a meeting by less than unanimous written consent shall, to the extent required by applicable law, be given to those stockholders who have not consented in writing, and who, if the action had been taken at a meeting, would have been entitled to notice of the meeting if the record date for notice of such meeting had been the date that written consents signed by a sufficient number of holders to take the action were delivered to the Corporation. On and after the Trigger Date, subject to the rights of holders of any series of Preferred Stock with respect to such series of Preferred Stock, any action required or permitted to be taken by the stockholders of the Corporation must be taken at a duly held annual or special meeting of stockholders and may not be taken by any consent in writing of such stockholders.

Section 2.12	Fixing the Record Date.

(a)            In order that the Corporation may determine the stockholders entitled to notice of or to vote at any meeting of stockholders or any adjournment thereof, the Board of Directors may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted by the Board of Directors, and which record date shall not be more than 60 nor less than ten days before the date of such meeting. If the Board of Directors so fixes a date, such date shall also be the record date for determining the stockholders entitled to vote at such meeting unless the Board of Directors determines, at the time it fixes such record date, that a later date on or before the date of the meeting shall be the date for making such determination. If no record date is fixed by the Board of Directors, the record date for determining stockholders entitled to notice of or to vote at a meeting of stockholders shall be at the close of business on the day next preceding the day on which notice is given, or, if notice is waived, at the close of business on the day next preceding the day on which the meeting is held. A determination of stockholders of record entitled to notice of or to vote at a meeting of stockholders shall apply to any adjournment of the meeting; provided, however, that the Board of Directors may fix a new record date for the determination of stockholders entitled to vote at the adjourned meeting and in such case shall also fix as the record date for stockholders entitled to notice of such adjourned meeting the same or an earlier date as that fixed for the determination of stockholders entitled to vote therewith at the adjourned meeting.

(b)            In order that the Corporation may determine the stockholders entitled to consent to corporate action in writing without a meeting, the Board of Directors may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted by the Board of Directors, and which record date shall not be more than ten days after the date upon which the resolution fixing the record date is adopted by the Board of Directors. If no record date has been fixed by the Board of Directors, the record date for determining stockholders entitled to consent to corporate action in writing without a meeting: (i) when no prior action by the Board of Directors is required by law, the record date for such purpose shall be the first date on which a signed written consent setting forth the action taken or proposed to be taken is delivered to the Corporation by delivery (by hand, or by certified or registered mail, return receipt requested) to its registered office in the State of Delaware, its principal place of business, or an officer or agent of the Corporation having custody of the book in which proceedings of meetings of stockholders are recorded and (ii) if prior action by the Board of Directors is required by law, the record date for such purpose shall be at the close of business on the day on which the Board of Directors adopts the resolution taking such prior action.

(c)            In order that the Corporation may determine the stockholders entitled to receive payment of any dividend or other distribution or allotment of any rights or the stockholders entitled to exercise any rights in respect of any change, conversion or exchange of stock, or for the purpose of any other lawful action, the Board of Directors may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted, and which record date shall be not more than 60 days prior to such action. If no record date is fixed, the record date for determining stockholders for any such purpose shall be at the close of business on the day on which the Board of Directors adopts the resolution relating thereto.

B-4

ARTICLE III
Board of Directors

Section 3.01                 General Powers. The business and affairs of the Corporation shall be managed by or under the direction of the Board of Directors. The Board of Directors may adopt such rules and procedures, not inconsistent with the Certificate of Incorporation, these bylaws or applicable law, as it may deem proper for the conduct of its meetings and the management of the Corporation.

Section 3.02                  Number; Term of Office. Subject to the rights of the holders of any series of Preferred Stock to elect directors under specified circumstances, if any, the number of directors shall be fixed from time to time exclusively pursuant to a resolution adopted by the affirmative vote of a majority of the Board of Directors. Each director shall hold office until a successor is duly elected and qualified or until the director's earlier death, resignation, disqualification or removal. The election and term of directors shall be as set forth in the Certificate of Incorporation.

Section 3.03                  Newly Created Directorships and Vacancies. Any newly created directorships resulting from an increase in the authorized number of directors and any vacancies occurring in the Board of Directors, shall be filled solely by the affirmative votes of a majority of the remaining members of the Board of Directors, although less than a quorum, or by a sole remaining director. A director so elected shall be elected to hold office until the earlier of the expiration of the term of office of the director whom he or she has replaced, a successor is duly elected and qualified or the earlier of such director's death, resignation or removal.

Section 3.04                  Resignation. Any director may resign at any time by notice given in writing or by electronic transmission to the Corporation. Such resignation shall take effect at the date of receipt of such notice by the Corporation or at such later time as is therein specified.

Section 3.05                 Removal. Until the Trigger Date, subject to the rights of the holders of shares of any series of Preferred Stock, if any, to elect additional directors pursuant to the Certificate of Incorporation (including any certificate of designation thereunder), any director may be removed at any time, either for or without cause, upon the affirmative vote of the holders of a majority of the voting power of the outstanding shares of stock of the Corporation entitled to vote generally for the election of directors, voting together as a single class and acting at a meeting of the stockholders or by written consent (if permitted) in accordance with the DGCL, the Certificate of Incorporation and these Bylaws. On and after the Trigger Date, subject to the rights of the holders of shares of any series of Preferred Stock, if any, to elect additional directors pursuant to the Certificate of Incorporation (including any certificate of designation thereunder), any director may be removed only for cause, upon the affirmative vote of the holders of at least 75% of the voting power of the outstanding shares of stock of the Corporation entitled to vote generally for the election of directors, voting together as a single class and acting at a meeting of the stockholders in accordance with the DGCL, the Certificate of Incorporation and these Bylaws.

Section 3.06                  Fees and Expenses. Directors shall receive such fees and expenses as the Board of Directors shall from time to time prescribe.

Section 3.07                  Regular Meetings. Regular meetings of the Board of Directors may be held without notice at such times and at such places as may be determined from time to time by the Board of Directors or its chairman.

Section 3.08                  Special Meetings. Special meetings of the Board of Directors may be held at such times and at such places as may be determined by the chairman or the Chief Executive Officer on at least 24 hours' notice to each director given by one of the means specified in Section 3.11 hereof other than by mail or on at least three days' notice if given by mail. Special meetings shall be called by the chairman or the Chief Executive Officer in like manner and on like notice on the written request of any two or more directors.

B-5

Section 3.09               Telephone Meetings. Board of Directors or Board of Directors committee meetings may be held by means of telephone conference or other communications equipment by means of which all persons participating in the meeting can hear each other and be heard. Participation by a director in a meeting pursuant to this Section 3.09 shall constitute presence in person at such meeting.

Section 3.10                  Adjourned Meetings. A majority of the directors present at any meeting of the Board of Directors, including an adjourned meeting, whether or not a quorum is present, may adjourn and reconvene such meeting to another time and place. At least 24 hours' notice of any adjourned meeting of the Board of Directors shall be given to each director whether or not present at the time of the adjournment, if such notice shall be given by one of the means specified in Section 3.11 hereof other than by mail, or at least three days' notice if by mail. Any business may be transacted at an adjourned meeting that might have been transacted at the meeting as originally called.

Section 3.11                 Notices. Subject to Section 3.08, Section 3.10 and Section 3.12 hereof, whenever notice is required to be given to any director by applicable law, the Certificate of Incorporation or these bylaws, such notice shall be deemed given effectively if given in person or by telephone, mail addressed to such director at such director's address as it appears on the records of the Corporation, facsimile, e-mail or by other means of electronic transmission.

Section 3.12                  Waiver of Notice. Whenever notice to directors is required by applicable law, the Certificate of Incorporation or these bylaws, a waiver thereof, in writing signed by, or by electronic transmission by, the director entitled to the notice, whether before or after such notice is required, shall be deemed equivalent to notice. Attendance by a director at a meeting shall constitute a waiver of notice of such meeting except when the director attends a meeting for the express purpose of objecting, at the beginning of the meeting, to the transaction of any business on the ground that the meeting was not lawfully called or convened. Neither the business to be transacted at, nor the purpose of, any regular or special Board of Directors or committee meeting need be specified in any waiver of notice.

Section 3.13                  Organization. At each meeting of the Board of Directors, the chairman or, in his or her absence, another director selected by the Board of Directors shall preside. The secretary shall act as secretary at each meeting of the Board of Directors. If the secretary is absent from any meeting of the Board of Directors, an assistant secretary shall perform the duties of secretary at such meeting; and in the absence from any such meeting of the secretary and all assistant secretaries, the person presiding at the meeting may appoint any person to act as secretary of the meeting.

Section 3.14                  Quorum of Directors. The presence of a majority of the Board of Directors shall be necessary and sufficient to constitute a quorum for the transaction of business at any meeting of the Board of Directors.

Section 3.15                  Action by Majority Vote. Except as otherwise expressly required by these bylaws, the Certificate of Incorporation or by applicable law, the vote of a majority of the directors present at a meeting at which a quorum is present shall be the act of the Board of Directors.

Section 3.16                  Action Without Meeting. Unless otherwise restricted by the Certificate of Incorporation or these bylaws, any action required or permitted to be taken at any meeting of the Board of Directors or of any committee thereof may be taken without a meeting if all directors or members of such committee, as the case may be, consent thereto in writing or by electronic transmission, and the writings or electronic transmissions are filed with the minutes of proceedings of the Board of Directors or committee in accordance with applicable law.

B-6

Section 3.17                 Committees of the Board of Directors. The Board of Directors may designate one or more committees, each committee to consist of one or more of the directors of the Corporation. The Board of Directors may designate one or more directors as alternate members of any committee, who may replace any absent or disqualified member at any meeting of the committee. If a member of a committee shall be absent from any meeting, or disqualified from voting thereat, the remaining member or members present at the meeting and not disqualified from voting, whether or not such member or members constitute a quorum, may unanimously appoint another member of the Board of Directors to act at the meeting in the place of any such absent or disqualified member. Any such committee, to the extent permitted by applicable law, shall have and may exercise all the powers and authority of the Board of Directors in the management of the business and affairs of the Corporation and may authorize the seal of the Corporation to be affixed to all papers that may require it to the extent so authorized by the Board of Directors. Unless the Board of Directors provides otherwise, at all meetings of such committee, a majority of the then authorized members of the committee shall constitute a quorum for the transaction of business, and the vote of a majority of the members of the committee present at any meeting at which there is a quorum shall be the act of the committee. Each committee shall keep regular minutes of its meetings. Unless the Board of Directors provides otherwise, each committee designated by the Board of Directors may make, alter and repeal rules and procedures for the conduct of its business. In the absence of such rules and procedures each committee shall conduct its business in the same manner as the Board of Directors conducts its business pursuant to this Article III.

ARTICLE IV
Officers

Section 4.01                  Positions and Election. The officers of the Corporation shall be elected annually by the Board of Directors and shall include a president, a treasurer and a secretary. The Board of Directors, in its discretion, may also elect a chairman (who must be a director), one or more vice chairmen (who must be directors) and one or more vice presidents, assistant treasurers, assistant secretaries and other officers. Any two or more offices may be held by the same person.

Section 4.02                Term. Each officer of the Corporation shall hold office until such officer's successor is elected and qualified or until such officer's earlier death, resignation or removal. Any officer elected or appointed by the Board of Directors may be removed by the Board of Directors at any time with or without cause by the majority vote of the members of the Board of Directors then in office. The removal of an officer shall be without prejudice to his or her contract rights, if any. The election or appointment of an officer shall not of itself create contract rights. Any officer of the Corporation may resign at any time by giving written notice of his or her resignation to the president or the secretary. Any such resignation shall take effect at the time specified therein or, if the time when it shall become effective shall not be specified therein, immediately upon its receipt. Unless otherwise specified therein, the acceptance of such resignation shall not be necessary to make it effective. Should any vacancy occur among the officers, the position shall be filled for the unexpired portion of the term by appointment made by the Board of Directors.

Section 4.03                  The President. The president shall have general supervision over the business of the Corporation and other duties incident to the office of president, and any other duties as may be from time to time assigned to the president by the Board of Directors and subject to the control of the Board of Directors in each case.

Section 4.04                  Vice Presidents. Each vice president shall have such powers and perform such duties as may be assigned to him or her from time to time by the chairman of the Board of Directors or the president.

Section 4.05                  The Secretary. The secretary shall attend all sessions of the Board of Directors and all meetings of the stockholders and record all votes and the minutes of all proceedings in a book to be kept for that purpose, and shall perform like duties for committees when required. He or she shall give, or cause to be given, notice of all meetings of the stockholders and meetings of the Board of Directors, and shall perform such other duties as may be prescribed by the Board of Directors or the president. The secretary shall keep in safe custody the seal of the Corporation and have authority to affix the seal to all documents requiring it and attest to the same.

B-7

Section 4.06                  The Treasurer. The treasurer shall have the custody of the corporate funds and securities, except as otherwise provided by the Board of Directors, and shall keep full and accurate accounts of receipts and disbursements in books belonging to the Corporation and shall deposit all moneys and other valuable effects in the name and to the credit of the Corporation in such depositories as may be designated by the Board of Directors. The treasurer shall disburse the funds of the Corporation as may be ordered by the Board of Directors, taking proper vouchers for such disbursements, and shall render to the president and the directors, at the regular meetings of the Board of Directors, or whenever they may require it, an account of all his or her transactions as treasurer and of the financial condition of the Corporation.

Section 4.07                  Duties of Officers May Be Delegated. In case any officer is absent, or for any other reason that the Board of Directors may deem sufficient, the president or the Board of Directors may delegate for the time being the powers or duties of such officer to any other officer or to any director.

ARTICLE V
Stock Certificates and Their Transfer

Section 5.01                  Certificates Representing Shares. The shares of stock of the Corporation may be represented by certificates or by a book-entry system maintained by the registrar of such stock. If shares are represented by certificates, such certificates shall be in the form, other than bearer form, approved by the Board of Directors. The certificates representing shares of stock of each class shall be signed by, or in the name of, the Corporation by the chairman, any vice chairman, the president or any vice president, and by the secretary, any assistant secretary, the treasurer or any assistant treasurer. Any or all such signatures may be facsimiles. Although any officer, transfer agent or registrar whose manual or facsimile signature is affixed to such a certificate ceases to be such officer, transfer agent or registrar before such certificate has been issued, it may nevertheless be issued by the Corporation with the same effect as if such officer, transfer agent or registrar were still such at the date of its issue.

Section 5.02                  Transfers of Stock. Stock of the Corporation shall be transferable in the manner prescribed by law and in these bylaws. Transfers of stock shall be made on the books of the Corporation only by the holder of record thereof, by such person's attorney lawfully constituted in writing and, in the case of certificated shares, upon the surrender of the certificate thereof, which shall be cancelled before a new certificate or uncertificated shares shall be issued. No transfer of stock shall be valid as against the Corporation for any purpose until it shall have been entered in the stock records of the Corporation by an entry showing from and to whom transferred. To the extent designated by the president or any vice president or the treasurer of the Corporation, the Corporation may recognize the transfer of fractional uncertificated shares, but shall not otherwise be required to recognize the transfer of fractional shares.

Section 5.03                  Transfer Agents and Registrars. The Board of Directors may appoint, or authorize any officer or officers to appoint, one or more transfer agents and one or more registrars.

Section 5.04                  Lost, Stolen or Destroyed Certificates. The Board of Directors may direct a new certificate or uncertificated shares to be issued in place of any certificate theretofore issued by the Corporation alleged to have been lost, stolen or destroyed upon the making of an affidavit of that fact by the owner of the allegedly lost, stolen or destroyed certificate. When authorizing such issue of a new certificate or uncertificated shares, the Board of Directors may, in its discretion and as a condition precedent to the issuance thereof, require the owner of the lost, stolen or destroyed certificate, or the owner's legal representative to give the Corporation a bond sufficient to indemnify it against any claim that may be made against the Corporation with respect to the certificate alleged to have been lost, stolen or destroyed or the issuance of such new certificate or uncertificated shares.

B-8

ARTICLE VI
General Provisions

Section 6.01                  Seal. The seal of the Corporation shall be in such form as shall be approved by the Board of Directors. The seal may be used by causing it or a facsimile thereof to be impressed or affixed or reproduced or otherwise, as may be prescribed by law or custom or by the Board of Directors.

Section 6.02                  Fiscal Year. The fiscal year of the Corporation shall be determined by the Board of Directors.

Section 6.03                   Checks, Notes, Drafts, Etc. All checks, notes, drafts or other orders for the payment of money of the Corporation shall be signed, endorsed or accepted in the name of the Corporation by such officer, officers, person or persons as from time to time may be designated by the Board of Directors or by an officer or officers authorized by the Board of Directors to make such designation.

Section 6.04                  Dividends. Subject to applicable law and the Certificate of Incorporation, dividends upon the shares of capital stock of the Corporation may be declared by the Board of Directors at any regular or special meeting of the Board of Directors. Dividends may be paid in cash, in property or in shares of the Corporation's capital stock, unless otherwise provided by applicable law or the Certificate of Incorporation.

Section 6.05                Conflict with Applicable Law or Certificate of Incorporation. These bylaws are adopted subject to any applicable law and the Certificate of Incorporation. Whenever these bylaws may conflict with any applicable law or the Certificate of Incorporation, such conflict shall be resolved in favor of such law or the Certificate of Incorporation.

ARTICLE VII
Amendments

Section 7.01                  Amendments to Bylaws. In furtherance of, and not in limitation of, the powers conferred by the laws of the State of Delaware, the Board of Directors is expressly authorized to adopt, amend or repeal the Bylaws of the Corporation. Any adoption, amendment or repeal of the Bylaws of the Corporation by the Board of Directors shall require the approval of a majority of the Board of Directors. Stockholders shall also have the power to adopt, amend or repeal the Bylaws of the Corporation; provided, however, that, in addition to any vote of the holders of any class or series of stock of the Corporation required by law or by the Certificate of Incorporation, the Bylaws of the Corporation shall not be adopted, altered, amended or repealed by the stockholders of the Corporation (A) prior to the Trigger Date, except by the affirmative vote of holders of not less than 50% in voting power of the then-outstanding shares of stock entitled to vote thereon, voting together as a single class, or (B) on and after the Trigger Date, except by the affirmative vote of holders of not less than 66 2∕3% in voting power of the then-outstanding shares of stock entitled to vote thereon, voting together as a single class. No Bylaws hereafter made or adopted, nor any repeal of or amendment thereto, shall invalidate any prior act of the Board of Directors that was valid at the time it was taken.

B-9

ARTICLE VIII
forum selection

Section 8.01                  Forum for Adjudication of Disputes. (A) Unless the Corporation consents in writing to the selection of an alternative forum, the Court of Chancery of the State of Delaware shall, to the fullest extent permitted by applicable law, be the sole and exclusive forum for any stockholder (including a beneficial owner) to bring (1) any derivative action or proceeding brought on behalf of the Corporation, (2) any action asserting a claim of breach of a fiduciary duty owed by any director, officer, employee or agent of the Corporation to the Corporation or the Corporation’s stockholders, (3) any action asserting a claim against the Corporation, its directors, officers or employees or agents arising pursuant to any provision of the DGCL, the Certificate of Incorporation or these Bylaws, or (4) any action asserting a claim against the Corporation, its directors, officers or employees or agents governed by the internal affairs doctrine, except as to each of (1) through (4) above, for any claim as to which the Court of Chancery determines that there is an indispensable party not subject to the jurisdiction of the Court of Chancery (and the indispensable party does not consent to the personal jurisdiction of the Court of Chancery within ten days following such determination), which is vested in the exclusive jurisdiction of a court or forum other than the Court of Chancery, or over which the Court of Chancery does not have subject matter jurisdiction. To the fullest extent permitted by law, any person or entity purchasing or otherwise acquiring any interest in shares of capital stock of the Corporation shall be deemed to have notice of and consented to the provisions of this Article VIII.

If any provision or provisions of this Article XIII shall be held to be invalid, illegal or unenforceable as applied to any person or entity or circumstance for any reason whatsoever, then, to the fullest extent permitted by law, the validity, legality and enforceability of such provisions in any other circumstance and of the remaining provisions of this Article XIII (including, without limitation, each portion of any sentence of this Article XIII containing any such provision held to be invalid, illegal or unenforceable that is not itself held to be invalid, illegal or unenforceable) and the application of such provision to other persons or entities and circumstances shall not in any way be affected or impaired thereby.

(B) To the fullest extent permitted by law, if any action the subject matter of which is within the scope of Section 8.01(A) above is filed in a court other than a court located within the State of Delaware (a “Foreign Action”) in the name of any stockholder, such stockholder shall be deemed to have consented to (1) the personal jurisdiction of the state and federal courts located within the State of Delaware in connection with any action brought in any such court to enforce Section 8.01(A) above (an “FSC Enforcement Action”) and (2) having service of process made upon such stockholder in any such FSC Enforcement Action by service upon such stockholder’s counsel in the Foreign Action as agent for such stockholder.

B-10

Appendix C

MOSAIC IMMUNOENGINEERING INC.
2020 OMNIBUS INCENTIVE PLAN

C-1

TABLE OF CONTENTS

Page

ARTICLE I Establishment, Purpose and Duration	1
1.1 Establishment	1
1.2 Purpose of the Plan	1
1.3 Duration of Plan	1
ARTICLE II Definitions	1
2.1 “Affiliate”	1
2.2 “Award”	1
2.3 “Award Agreement”	1
2.4 “Beneficial Owner”	2
2.5 “Board”	2
2.6 “Cash-Based Award”	2
2.7 “Change in Control”	2
2.8 “Code”	3
2.9 “Committee”	3
2.10 “Company”	3
2.11 “Company’s Assets”	3
2.12 “Director”	3
2.13 “Disability”	3
2.14 “Dividend Equivalent”	4
2.15 “Employee”	4
2.16 “Employment”	4
2.17 “Entity”	4
2.18 “Exchange Act”	4
2.19 “Fair Market Value”	4
2.20 “Fiscal Year”	4
2.21 “Holder”	4
2.22 “ISO”	4
2.23 “Minimum Statutory Tax Withholding Obligation”	4
2.24 “NSO”	4
2.25 “Option”	4
2.26 “Option Price”	5
2.27 “Other Share-Based Award”	5
2.28 “Parent Corporation”	5
2.29 “Performance Goals”	5
2.30 “Performance Share Award”	5
2.31 “Performance Unit Award”	5
2.32 “Period of Restriction”	5
2.33 “Person”	5
2.34 “Plan”	5
2.35 “Restricted Shares”	5

C-i

2.36 “Restricted Share Award”	5
2.37 “RSU”	5
2.38 “RSU Award”	5
2.39 “SAR”	6
2.40 “Section 409A”	6
2.41 “Share” or “Shares”	6
2.42 “Subsidiary” or “Subsidiaries” or “Subsidiary Corporation”	6
2.43 “Specified Employee”	6
2.44 “Substantial Risk of Forfeiture”	6
2.45 “Ten Percent Shareholder”	6
2.46 “Termination of Employment”	6
ARTICLE III Eligibility and Participation	7
3.1 Eligibility	7
3.2 Participation	7
ARTICLE IV General Provisions Relating to Awards	7
4.1 Authority to Grant Awards	7
4.2 Dedicated Shares	7
4.3 Adjustments For Awards And Payouts	7
4.4 Non-Transferability	8
4.5 Requirements of Law	8
4.6 Changes in the Company’s Capital Structure; Change in Control	9
4.7 Election Under Section 83(b) of the Code	10
4.8 Forfeiture for Cause	10
4.9 Forfeiture Events	10
4.10 Award Agreements	10
4.11 Amendments of Award Agreements	11
4.12 Rights as Shareholder	11
4.13 Issuance of Shares	11
4.14 Restrictions on Shares Received	11
4.15 Compliance With Section 409A	11
ARTICLE V Options	11
5.1 Authority to Grant Options	12
5.2 Type of Options Available	12
5.3 Option Agreement	12
5.4 Option Price	12
5.5 Duration of Option	12
5.6 Amount Exercisable	12
5.7 Exercise of Option	12
5.8 Notification of Disqualifying Disposition	13
5.9 No Rights as Shareholder	13
5.10 $100,000 Limitation on ISOs	13

C-ii

ARTICLE VI Share Appreciation Rights	13
6.1 Authority to Grant SAR Awards	13
6.2 General Terms	13
6.3 SAR Agreement	14
6.4 Term of SAR	14
6.5 Exercise of SAR	14
6.6 Payment of SAR Amount	14
6.7 Termination of Employment	14
ARTICLE VII Restricted Share Awards	14
7.1 Restricted Share Awards	14
7.2 Restricted Share Award Agreement	15
7.3 Holder’s Rights as Shareholder	15
7.4 Minimum Vesting Period	15
ARTICLE VIII Restricted Share Unit Awards	15
8.1 Authority to Grant RSU Awards	15
8.2 RSU Award	15
8.3 RSU Award Agreement	15
8.4 Dividend Equivalents	16
8.5 Form of Payment Under RSU Award	16
8.6 Time of Payment Under RSU Award	16
8.7 No Rights as Shareholder	16
8.8 Minimum Vesting Period	16
ARTICLE IX Performance Share Awards and Performance Unit Awards	16
9.1 Authority to Grant Performance Share Awards and Performance Unit Awards	16
9.2 Performance Goals	17
9.3 Award Agreement	17
9.4 Form of Payment Under Performance Unit Award	18
9.5 Time of Payment Under Performance Unit Award	18
9.6 Holder’s Rights as Shareholder With Respect to Performance Awards	18
9.7 Minimum Performance Period	18
ARTICLE X Other Share-Based Awards	18
10.1 Authority to Grant Other Share-Based Awards	18
10.2 Value of Other Share-Based Award	18
10.3 Payment of Other Share-Based Award	19
10.4 Termination of Employment	19
10.5 Minimum Vesting Period	19

C-iii

ARTICLE XI Cash-Based Awards	19
11.1 Authority to Grant Cash-Based Awards	19
11.2 Value of Cash-Based Award	19
11.3 Payment of Cash-Based Award	19
11.4 Termination of Employment	19
ARTICLE XII Substitution Awards	19
ARTICLE XIII Administration	20
13.1 Awards	20
13.2 Authority of the Committee	20
13.3 Decisions Binding	21
13.4 No Liability	21
ARTICLE XIV Amendment or Termination of Plan	21
14.1 Amendment, Modification, Suspension, and Termination	21
14.2 Awards Previously Granted	21
ARTICLE XV Miscellaneous	21
15.1 Unfunded Plan/No Establishment of a Trust Fund	21
15.2 No Employment Obligation	22
15.3 Tax Withholding	22
15.4 Gender and Number	23
15.5 Severability	23
15.6 Headings	23
15.7 Other Compensation Plans	23
15.8 Other Awards	23
15.9 Successors	23
15.10 Law Limitations/Governmental Approvals	23
15.11 Delivery of Title	23
15.12 Inability to Obtain Authority	24
15.13 Fractional Shares	24
15.14 Investment Representations	24
15.15 Persons Residing Outside of the United States	24
15.16 Arbitration of Disputes	24
15.17 Governing Law	24

C-iv

ARTICLE I
Establishment, Purpose and Duration

1.1              Establishment. The Company hereby establishes an incentive compensation plan, to be known as the “Mosaic ImmunoEngineering Inc. Equity Incentive Plan,” as set forth in this document. The Plan permits the grant of Options, SARs, Restricted Shares, RSUs, Performance Share Awards, Performance Unit Awards, Cash-Based Awards and Other Share-Based Awards. The Plan is adopted this 21st day of October, 2020 (the “Adoption Date”) and shall become effective on the date the Plan is approved by the shareholders of the Company (the “Effective Date”).

1.2              Purpose of the Plan. The Plan is intended to advance the best interests of the Company, its Affiliates and its shareholders by providing those persons who have substantial responsibility for the management and growth of the Company and its Affiliates with additional performance incentives and an opportunity to obtain or increase their proprietary interest in the Company, thereby encouraging them to continue in their Employment or affiliation with the Company or its Affiliates.

1.3              Duration of Plan. The Plan shall commence on the Effective Date and shall remain in effect, subject to the right of the Board of Directors to amend or terminate the Plan at any time pursuant to Article XIV hereof, until all Shares subject to it shall have been purchased or acquired according to the Plan’s provisions. However, in no event may an Award be granted under the Plan on or after the day prior to the tenth anniversary of the Adoption Date.

ARTICLE II
Definitions

The words and phrases defined in this Article shall have the meaning set out below throughout the Plan, unless the context in which any such word or phrase appears reasonably requires a broader, narrower or different meaning.

2.1              “Affiliate” means any Entity that, directly or indirectly, controls, is controlled by, or is under common control with, the Company. For purposes of the preceding sentence, “control” (including, with correlative meanings, the terms “controlled by” and “under common control with”), as used with respect to any Entity, shall mean the possession, directly or indirectly, of the power (a) to vote more than fifty percent (50%) of the securities having ordinary voting power for the election of directors (or other governing body) of the controlled Entity, or (ii) to direct or cause the direction of the management and policies of the controlled Entity, whether through the ownership of voting securities, by contract or otherwise.

2.2              “Award” means, individually or collectively, a grant under the Plan of Options, SARs, Restricted Shares, RSUs, Performance Share Awards, Performance Unit Awards, Other Share-Based Awards and Cash-Based Awards, in each case subject to the terms and provisions of the Plan and any applicable Award Agreement, the consideration for which may be services rendered to the Company and/or its Affiliates.

2.3              “Award Agreement” means an agreement that sets forth the terms and conditions applicable to an Award granted under the Plan.

C-1

2.4              “Beneficial Owner” shall have the meaning set forth in Rule 13d-3 under the Exchange Act.

2.5              “Board” means the board of directors of the Company.

2.6              “Cash-Based Award” means an Award granted pursuant to Article XI.

2.7              “Change in Control” shall be deemed to have occurred as of the first day that any one or more of the following conditions shall have been satisfied:

(a)               the “Beneficial Ownership” of securities as defined in Rule 13d-3 under the Exchange Act representing more than fifty percent (50%) of the combined voting power of the Company is acquired by any “person” as defined in Section 3(a)(9) of the Exchange Act (other than the Company, any trustee or other fiduciary holding securities under an employee benefit plan of the Company, or any corporation owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions as their ownership of stock of the Company); or

(b)               the consummation of a definitive agreement to merge or consolidate the Company with or into another corporation or to sell or otherwise dispose of all or substantially all of its assets, or adopt a plan of liquidation other than for the sole purpose of changing the company’s domicile or a recapitalization or reorganization and that results in more than 50% change in stock ownership.

Notwithstanding the foregoing, with respect to any Award subject to Code Section 409A, a “Change in Control” of the Company is deemed to have occurred as of the first day that any one or more of the following conditions shall have been satisfied:

(c)               Change in Ownership: A change in ownership of the Company occurs on the date that any one person, or more than one person acting as a group, acquires ownership of stock of the Company that, together with stock held by such person or group, constitutes more than fifty percent (50%) of the total fair market value or total voting power of the stock of the Company, excluding the acquisition of additional stock by a person or more than one person acting as a group who is considered to own more than fifty percent (50%) of the total fair market value or total voting power of the stock of the Company.

(d)               Change in Effective Control: A change in effective control of the Company occurs only on either of the following dates:

(1)               The date any one person, or more than one person acting as a group, acquires (or has acquired during the twelve (12) month period ending in the date of the most recent acquisition by such person or persons) ownership of stock of the Company possessing 50% or more of the total voting power of the stock of the Company; or

(2)               The date a majority of the members of the Board is replaced during any (12) month period by directors whose appointment or election is not endorsed by a majority of the members of the board of directors before the date of the appointment or election; provided that this paragraph (b) shall apply only to the company for which no other corporation is a majority shareholder.

C-2

(e)               Change in Ownership of Substantial Assets: A change in the ownership of a substantial portion of the Company’s assets occurs on the date that any one person, or more than one person acting as a group, acquires (or has acquired during the twelve (12) month period ending on the date of the most recent acquisition by such person or persons) assets from the Company that have a total gross fair market value equal to or more than forty percent (40%) of the total gross fair market value of the assets of the Company, or the value of the assets being disposed of, determined without regard to any liabilities associated with such assets.

It is the intent that this definition be construed to satisfy the definition of “Change in Control” as defined under Internal Revenue Code Section 409A and the applicable Treasury Regulations, as amended from time to time.

2.8              “Code” means the United States Internal Revenue Code of 1986, as amended from time to time.

2.9              “Committee” means the full Board or a committee of at least two persons, who are members of the Board and are appointed by the Board or the Compensation Committee of the Board, or, to the extent it chooses to operate as the Committee, the Compensation Committee of the Board. As to Awards, grants or other transactions that are authorized by the Committee and that are intended to be exempt under Rule 16b-3 under the Exchange Act, the requirements of Rule 16b-3(d)(1) under the Exchange Act with respect to committee action shall also be intended to be satisfied.

2.10          “Company” means Mosaic ImmunoEngineering Inc., a Delaware corporation, or any successor or continuing Entity (by acquisition, reorganization, reincorporation, redomestication, merger, amalgamation, consolidation, plan or scheme of arrangement, exchange offer, business combination or similar transaction of the Company or the sale, transfer or other disposition of all or substantially all of the Company’s Assets), including its successor issuer for purposes of Rule 414 under the Securities Act of 1933, as amended.

2.11          “Company’s Assets” shall mean the assets (of any kind) owned by the Company, including, without limitation, the securities of the Company’s Subsidiaries and any of the assets owned by the Company’s Subsidiaries.

2.12          “Director” means a director of the Company who is not an Employee.

2.13          “Disability” means (a) as it relates to the exercise of an ISO after termination of Employment, a disability within the meaning of Section 22(e)(3) of the Code, and (b) for all other purposes, as determined by the Committee in its discretion exercised in good faith, a physical or mental condition of the Holder that would entitle him to payment of disability income payments under the Company’s long-term disability insurance policy or plan for Employees as then in effect; or in the event that the Holder is not covered, for whatever reason, under the Company’s long-term disability insurance policy or plan for Employees or in the event the Company does not maintain such a long-term disability insurance policy, “Disability” means a permanent and total disability as defined in section 22(e)(3) of the Code. A determination of Disability may be made by a physician selected or approved by the Committee and, in this respect, the Holder shall submit to an examination by such physician upon request by the Committee.

C-3

2.14          “Dividend Equivalent” means a payment equivalent in amount to dividends paid to the Company’s shareholders.

2.15          “Employee” means a person employed by the Company or any Affiliate.

2.16          “Employment” shall be deemed to refer to (i) a Holder’s employment if the Holder is an employee of the Company or any of its Affiliates, (ii) a Holder’s services as a consultant, if the Holder is consultant to the Company or any of its Affiliates and (iii) a Holder’s services as a Director, if the Holder is a Director.

2.17          “Entity” means any company, corporation, partnership, association, joint-stock company, limited liability company, trust, unincorporated organization or any other entity or organization.

2.18          “Exchange Act” means the United States Securities Exchange Act of 1934, as amended from time to time.

2.19          “Fair Market Value” of the Shares as of any particular date means (1) if the Shares are traded on a stock exchange, the closing sale price of the Shares on that date as reported on the principal securities exchange on which the Shares are traded, or (2) if the Shares are traded in the over-the-counter market, the average between the high bid and low asked price on that date as reported in such over-the-counter market; provided that (a) if the Shares are not so traded, (b) if no closing price or bid and asked prices for the Shares were so reported on that date or (c) if, in the discretion of the Committee, another means of determining the fair market value of a Share at such date shall be necessary or advisable, the Committee may provide for another means for determining such fair market value.

2.20          “Fiscal Year” means the Company’s fiscal year.

2.21          “Holder” means a person who has been granted an Award or any person who is entitled to receive Shares or cash under an Award.

2.22          “ISO” means an Option that is intended to be an “incentive stock option” that satisfies the requirements of section 422 of the Code.

2.23          “Minimum Statutory Tax Withholding Obligation” means, with respect to an Award, the amount the Company or an Affiliate is required to withhold for federal, state, cantonal, local or similar taxes based upon the applicable minimum statutory withholding rates required by the relevant tax authorities.

2.24          “NSO” means an Option that is intended to be a “nonqualified stock option” that does not satisfy the requirements of section 422 of the Code.

2.25          “Option” means an option to purchase Shares granted pursuant to Article V.

C-4

2.26          “Option Price” shall have the meaning ascribed to that term in Section 5.4.

2.27          “Other Share-Based Award” means an equity-based or equity-related Award not otherwise described by the terms and provisions of the Plan that is granted pursuant to Article X.

2.28          “Parent Corporation” means any corporation (other than the Company) in an unbroken chain of corporations ending with the Company if, at the time of the action or transaction, each of the corporations other than the Company owns stock or shares possessing fifty (50%) percent or more of the total combined voting power of all classes of stock or shares in one of the other corporations in the chain.

2.29          “Performance Goals” means the performance goal or goals described in Section 9.2 applicable to an Award.

2.30          “Performance Share Award” means an Award designated as a performance share award granted to a Holder pursuant to Article IX.

2.31          “Performance Unit Award” means an Award designated as a performance unit award granted to a Holder pursuant to Article IX.

2.32          “Period of Restriction” means the period during which Restricted Shares are subject to a substantial risk of forfeiture (or absolute right of the Company to repurchase), whether based on the passage of time, the achievement of performance goals, or upon the occurrence of other events as determined by the Committee, in its discretion.

2.33          “Person” shall have the meaning given in Section 3(a)(9) of the Exchange Act, as modified and used in Sections 13(d) and 14(d) thereof, except that such term shall not include (i) the Company or any of its Subsidiaries, (ii) a trustee or other fiduciary holding securities under an employee benefit plan of the Company or any of its Affiliates, (iii) an underwriter temporarily holding securities pursuant to an offering by the Company of such securities, or (iv) an Entity owned, directly or indirectly, by the shareholders of the Company in the same proportions as their ownership of registered shares of the Company.

2.34          “Plan” means the Mosaic ImmunoEngineering Inc. 2020 Equity Incentive Plan, as set forth in this document as it may be amended from time to time.

2.35          “Restricted Shares” means restricted Shares issued or granted under the Plan pursuant to Article VII.

2.36          “Restricted Share Award” means an authorization by the Committee to issue or transfer Restricted Shares to a Holder.

2.37          “RSU” means a restricted share unit credited to a Holder’s ledger account maintained by the Company pursuant to Article VIII.

2.38          “RSU Award” means an Award granted pursuant to Article VIII.

C-5

2.39          “SAR” means a share appreciation right granted under the Plan pursuant to Article VI.

2.40          “Section 409A” means section 409A of the Code and Department of Treasury rules and regulations issued thereunder.

2.41          “Share” or “Shares” means a registered share or shares of the Company, or, in the event that the Shares are later changed into or exchanged for a different class of shares or securities of the Company or another Entity, that other share or security. Shares may be represented by a certificate or by book or electronic entry.

2.42          “Subsidiary” or “Subsidiaries” or “Subsidiary Corporation” means any Entity or Entities (other than the Company) in an unbroken chain of Entities beginning with the Company if, at the time of the action or transaction, each of the Entities other than the last Entity in an unbroken chain owns stock or shares possessing fifty percent (50%) or more of the total combined voting power of all classes of stock or shares in one of the other Entities in the chain; provided when the term “Subsidiary Corporation” is used, references to “corporation” or “corporations” shall be substituted for references to “Entity” and “Entities” each place such references appear in the preceding clause.

2.43          “Specified Employee” means, with respect to the Company or any of its Subsidiaries, and determined as of the date of an individual’s separation from service from the Company (1) any officer during the prior twelve (12) month period with annual compensation in excess of $170,000 (as adjusted from time to time under the Code), (2) a 5-percent owner of the Company’s outstanding equity stock during the prior twelve (12) month period or (3) a 1-percent owner of the Company’s outstanding equity stock during the prior (12) month period with annual compensation in excess of $150,000, provided that the Company or any of its Subsidiaries is publicly-traded within the meaning of Code Section 409A on the date of determination.

2.44          “Substantial Risk of Forfeiture” shall have the meaning ascribed to that term in section 409A of the Code and Department of Treasury guidance issued thereunder.

2.45          “Ten Percent Shareholder” means an individual who, at the time the Option is granted, owns more than ten percent of the total combined voting power of all classes of shares or series of shares of the Company or of any Parent Corporation or Subsidiary Corporation. An individual shall be considered as owning the shares owned, directly or indirectly, by or for his brothers and sisters (whether by the whole or half-blood), spouse, ancestors and lineal descendants; and shares owned, directly or indirectly, by or for an Entity or estate, shall be considered as being owned proportionately by or for its shareholders, partners or beneficiaries.

2.46          “Termination of Employment” means, in the case of an Award other than an ISO, the termination of the Award recipient’s Employment relationship with the Company and all Affiliates which, in the case of an Award subject to Section 409A, will be deemed to occur on the date of the Award recipient’s “separation from service” within the meaning of Section 409A. “Termination of Employment” means, in the case of an ISO, the termination of the Holder’s Employment relationship with all of the Company, any Parent Corporation, any Subsidiary Corporation and any corporation or parent or subsidiary corporation (within the meaning of section 422(a)(2) of the Code) of any such corporation that issues or assumes an ISO in a transaction to which section 424(a) of the Code applies.

C-6

ARTICLE III
Eligibility and Participation

3.1              Eligibility. Except as otherwise specified in this Section 3.1, the persons who are eligible to receive Awards under the Plan are Employees, Directors and other individual service providers of the Company (including consultants) or of any Affiliate. Awards other than Options, SARs, Performance Share Awards, or Performance Unit Awards may also be granted to a person who is expected to become an Employee within six months, to the extent permitted under applicable law or stock eligibility and regulations. In no event will an ISO be granted to any person other than an Employee.

3.2              Participation. Subject to the terms and provisions of the Plan, the Committee may, from time to time, select the persons to whom Awards shall be granted and shall determine the nature and amount of each Award.

ARTICLE IV
General Provisions Relating to Awards

4.1              Authority to Grant Awards. The Committee may grant Awards to those eligible persons as the Committee shall from time to time determine, under the terms and conditions of the Plan. Subject only to any applicable limitations set out in the Plan, the number of Shares or other value to be covered by any Award to be granted under the Plan shall be as determined by the Committee in its sole discretion. The Committee may from time to time authorize the Chief Executive Officer of the Company to grant Awards to eligible persons who are not officers or Directors of the Company subject to the provisions of Section 16 of the Exchange Act and as inducements to hire prospective Employees who will not be officers or directors of the Company subject to the provisions of Section 16 of the Exchange Act, including other applicable law.

4.2              Dedicated Shares. The aggregate number of Shares with respect to which Awards may be granted under the Plan (including any substitute Awards granted pursuant to Article XII) is 401,392,928, representing 10% of the Company’s fully diluted common shares outstanding. On the effective date of the 500-for-1 reverse stock split, the aggregate number of Shares with respect to which Awards may be granted under the Plan (including any substitute Awards granted pursuant to Article XII) is 802,785. Effective as of the one year anniversary of the Effective Date, the aggregate number of Shares with respect to which Awards may be granted under the Plan (including any substitute Awards granted pursuant to Article XII) shall be automatically increased to equal twenty percent (20%) of the fully diluted Shares of the Company’s Common Stock outstanding, including all convertible securities. Notwithstanding the foregoing and, subject to adjustment as provided in this Plan, the maximum number of Shares that may be issued upon the exercise of ISOs will equal the aggregate Share number currently in effect under this Section 4.2.

C-7

4.3              Adjustments For Awards And Payouts. Unless determined otherwise by the Committee, the following Awards and payouts will reduce, on a one-for-one basis, the number of Shares available for issuance under the Plan:

(a)             An Award of an Option;

(b)             An Award of a SAR;

(c)             An Award of Restricted Shares;

(d)             An Award of RSUs

(e)             A payout of a Performance Share Award in Shares; and

(f)              A payout of a Performance Units Award in Shares.

Unless determined otherwise by the Committee, unless a Holder has received a benefit of ownership such as dividend or voting rights with respect to the Award, the following transactions will restore, on a one-for-one basis, the number of Shares available for issuance under the Plan:

(a)             A payout of a SAR in cash;

(b)             A cancellation, termination, expiration, forfeiture or lapse for any reason of any Award payable in Shares;

(c)             Shares tendered in payment of the exercise price of an Option;

(d)             Shares withheld for payment of federal, state or local taxes;

(e)             Shares repurchased by the Company with proceeds collected in connection with the exercise of outstanding Options; and

(f)              The net Shares issued in connection with the exercise of SARs (as opposed to the full number of Shares underlying the exercised portion of the SAR).

4.4              Non-Transferability. Except as specified in the applicable Award Agreements or in domestic relations court orders or as otherwise determined by the Committee, an Award shall not be transferable by the Holder other than by will or under the laws of descent and distribution, and shall be exercisable, during the Holder’s lifetime, only by him or her. Any attempted assignment of an Award in violation of this Section 4.4 shall be null and void. In the discretion of the Committee, any attempt to transfer an Award other than under the terms of the Plan and the applicable Award Agreement may terminate the Award. No ISO granted under the Plan may be sold, transferred, pledged, assigned or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution. Further, all ISOs granted to an Employee under the Plan shall be exercisable during his or her lifetime only by the Employee, and after that time, by the Employee’s heirs or estate.

C-8

4.5              Requirements of Law. The Company shall not be required to sell or issue any Shares under any Award if issuing those Shares would constitute or result in a violation by the Holder or the Company of any provision of any law, statute or regulation of any governmental authority or applicable stock exchange. Specifically, in connection with any applicable statute or regulation relating to the registration of securities, upon exercise of any Option or pursuant to any other Award, the Company shall not be required to issue any Shares unless the Committee has received evidence satisfactory to it to the effect that the Holder will not transfer the Shares except in accordance with applicable law, including receipt of an opinion of counsel satisfactory to the Company to the effect that any proposed transfer complies with applicable law. The determination by the Committee on this matter shall be final, binding and conclusive. The Company may, but shall in no event be obligated to, register any Shares covered by the Plan pursuant to applicable securities laws of any country or any political subdivision. In the event the Shares issuable upon exercise of an Option or pursuant to any other Award are not registered, the Company may imprint on the certificate evidencing the Shares any legend that counsel for the Company considers necessary or advisable to comply with applicable law, or, should the Shares be represented by book or electronic entry, rather than a certificate, the Company may take such steps to restrict transfer of the Shares as counsel for the Company considers necessary or advisable to comply with applicable law. The Company shall not be obligated to take any other affirmative action in order to cause or enable the exercise of an Option or any other Award, or the issuance of Shares pursuant thereto, to comply with any law or regulation of any governmental authority.

4.6              Changes in the Company’s Capital Structure; Change in Control.

Notwithstanding any other provisions in the Plan to the contrary, the following provisions shall apply to all Awards granted under the Plan:

(a)               Generally. In the event of any change in the outstanding Shares after the Effective Date by reason of any Share dividend or split, reverse split, recapitalization, reorganization, reincorporation, redomestication, merger, amalgamation, consolidation, plan or scheme of arrangement, exchange offer, business combination or similar transaction of the Company, or exchange of Shares or other corporate exchange, or any distribution to shareholders of Shares (including stock dividends) other than regular cash dividends, or any transaction similar to the foregoing, the Committee shall make such substitution or adjustment, if any, as it deems to be equitable or appropriate in its sole discretion and without liability to any Person, as to (i) the number or kind of Shares or other securities issued or reserved for issuance pursuant to the Plan or pursuant to outstanding Awards, (ii) the maximum number of Shares for which Options or SARs may be granted during a Fiscal Year to any Holder, (iii) the maximum amount of Awards described under Article IX that may be granted or paid during a Fiscal Year, (iv) the Option Price or exercise price of any SAR and/or (v) any other affected terms of such Awards.

C-9

(b)               Change in Control. In the event of a Change in Control after the Effective Date, (i) if determined by the Committee in the applicable Award Agreement or otherwise (including in conjunction with such transaction), any outstanding Awards then held by Holders which are unexercisable or otherwise unvested or subject to lapse restrictions shall automatically be deemed exercisable or otherwise vested or no longer subject to lapse restrictions, as the case may be, as of immediately prior to such Change in Control and (ii) the Committee may, but shall not be obligated to, (A) accelerate, vest or cause the restrictions to lapse with respect to all or any portion of an Award, (B) cancel such Awards for fair value (as determined in the sole discretion of the Committee) which, in the case of Options and SARs, may equal the excess, if any, of the value of the consideration to be paid in the Change in Control transaction to holders of the same number of Shares as the number of Shares subject to such Options or SARs (or, if no consideration is paid in any such transaction, the Fair Market Value of the Shares subject to such Options or SARs) over the aggregate exercise price of such Options or SARs, (C) provide for the issuance of substitute Awards that will substantially preserve the otherwise applicable terms of any affected Awards previously granted hereunder as determined by the Committee in its sole discretion (including by receipt of awards for shares or stock of any Entity resulting from or otherwise relating to the Change in Control), or (D) provide that for a period of at least 15 days prior to the Change in Control, such Options shall be exercisable as to all shares subject thereto and that upon the occurrence of the Change in Control, such Options shall terminate and be of no further force and effect.

4.7              Election Under Section 83(b) of the Code. Any Holder who makes an election under section 83(b) of the Code with respect to any Award shall be required to notify the Chief Financial Officer or General Counsel of the Company of such election within ten (10) days of such election.

4.8              Forfeiture for Cause. Notwithstanding any other provision of the Plan or an Award Agreement, if the Committee finds by a majority vote that a Holder, before or after his Termination of Employment, (a) committed fraud, embezzlement, theft, felony or an act of dishonesty in the course of his Employment by the Company or an Affiliate which conduct damaged the Company or an Affiliate or (b) disclosed trade secrets of the Company or an Affiliate, then as of the date the Committee makes its finding, any Awards awarded to the Holder that have not been exercised by the Holder (including all Awards that have not yet vested) will be forfeited to the Company (including by way of an absolute right of the Company to purchase or obligate the transfer of any issued Shares or rights to subscribe therefore for such consideration, if any, as the Committee may determine in its sole discretion). The findings and decision of the Committee with respect to such matter, including those regarding the acts of the Holder and the damage done to the Company, will be final for all purposes. No decision of the Committee, however, will affect the finality of the discharge of the individual by the Company or an Affiliate.

4.9              Forfeiture Events. The Committee may specify in an Award Agreement that the Holder’s rights, payments, and benefits with respect to an Award shall be subject to reduction, cancellation, forfeiture or recoupment upon the occurrence of certain specified events, in addition to any otherwise applicable vesting or performance conditions of an Award. Such events may include, but shall not be limited to, Termination of Employment for cause, termination of the Holder’s provision of services to the Company or its Affiliates, violation of material policies of the Company and its Affiliates, breach of noncompetition, confidentiality, or other restrictive covenants that may apply to the Holder, or other conduct by the Holder that is detrimental to the business or reputation of the Company and its Affiliates.

4.10          Award Agreements. Each Award shall be embodied in a written agreement that shall be subject to the terms and conditions of the Plan. The Award Agreement shall be signed by an executive officer of the Company, other than the Holder, on behalf of the Company, and may be signed by the Holder to the extent required by the Committee. However, the date of grant of any Award for all purposes shall be the date such Award is approved by the Committee (or approved by the Chief Executive Officer for grants pursuant to the authorization permitted under Section 4.1) or such later date as is specified in the relevant approval, and not the date the Award Agreement is signed. The Award Agreement may specify the effect of a Change in Control on the Award. The Award Agreement may contain any other provisions that the Committee in its discretion shall deem advisable which are not inconsistent with the terms and provisions of the Plan.

C-10

4.11          Amendments of Award Agreements. The terms of any outstanding Award under the Plan may be amended from time to time by the Committee in its discretion in any manner that it deems appropriate and that is consistent with the terms of the Plan. However, no such amendment shall adversely affect in a material manner any right of a Holder without his or her written consent. Except as specified in Section 4.6(a), the Committee may not directly or indirectly lower the exercise price of a previously granted Option or the grant price of a previously granted SAR.

4.12          Rights as Shareholder. A Holder shall not have any rights as a shareholder with respect to Shares covered by an Option, a SAR, an RSU, a Performance Share Unit, or an Other Share-Based Award until the date, if any, such Shares are issued by the Company; and, except as otherwise provided in Section 4.6, no adjustment for dividends, or otherwise, shall be made if the record date therefor is prior to the date of issuance of such Shares.

4.13          Issuance of Shares. Shares, when issued, may be represented by a certificate or by book or electronic entry.

4.14          Restrictions on Shares Received. Subject to applicable law, the Committee may impose such conditions and/or restrictions on any Shares issued pursuant to an Award as it may deem advisable or desirable. These restrictions may include, but shall not be limited to, a requirement that the Holder hold the Shares for a specified period of time.

4.15          Compliance With Section 409A. Awards shall be designed and operated in such a manner that they are intended to be either exempt from the application of, or comply with, the requirements of Section 409A. The exercisability of an Option shall not be extended to the extent that such extension would subject the Holder to additional taxes under Section 409A. Notwithstanding other provisions of the Plan or any Award Agreements thereunder, no Award shall be granted, deferred, accelerated, extended, paid out or modified under this Plan in a manner that would be expected to result in the imposition of an additional tax under Section 409A upon a Holder. In the event that it is reasonably determined by the Committee that, as a result of Section 409A, payments in respect of any Award under the Plan may not be made at the time contemplated by the terms of the Plan or the relevant Award Agreement, as the case may be, without causing the Holder of such Award to be subject to taxation under Section 409A, the Company will make such payment on the first day that would not result in the Holder incurring any tax liability under Section 409A. To the extent that payment under an Award which is subject to Section 409A is due to a Specified Employee on account of the Specified Employee’s Termination of Employment, such payment shall be delayed until the first day of the seventh (7th) month following such Termination of Employment (or as soon as practicable thereafter). The Company shall use commercially reasonable efforts to implement the provisions of this Section 4.15 in good faith; provided that neither the Company, the Committee nor any of the Company’s employees, directors or representatives shall have any liability to Holders with respect to this Section 4.15.

C-11

ARTICLE V
Options

5.1              Authority to Grant Options. Subject to the terms and provisions of the Plan, the Committee, at any time, and from time to time, may grant Options under the Plan to eligible persons in such number and upon such terms as the Committee shall determine.

5.2              Type of Options Available. Options granted under the Plan may be NSOs or ISOs.

5.3              Option Agreement. Each Option grant under the Plan shall be evidenced by an Award Agreement that shall specify (a) whether the Option is intended to be an ISO or an NSO, (b) the Option Price, (c) the duration of the Option, (d) the number of Shares to which the Option pertains, (e) the exercise restrictions applicable to the Option and (f) such other provisions as the Committee shall determine that are not inconsistent with the terms and provisions of the Plan. Notwithstanding the designation of an Option as an ISO in the applicable Option Agreement, to the extent the limitations of Section 5.10 of the Plan are exceeded with respect to the Option, the portion of the Option in excess of the limitation shall be treated as a NSO.

5.4              Option Price. Except as otherwise specified in Section 4.6(a), the price at which Shares may be purchased under an Option (the “Option Price”) shall not be less than one hundred percent (100%) of the Fair Market Value of the Shares on the date the Option is granted. However, in the case of a Ten Percent Shareholder, the Option Price for an ISO shall not be less than one hundred ten percent (110%) of the Fair Market Value of the Shares on the date the ISO is granted. Subject to the limitations set forth in the preceding sentences of this Section 5.4, the Committee shall determine the Option Price for each grant of an Option under the Plan.

5.5              Duration of Option. An Option shall not be exercisable after the earlier of (i) the general term of the Option specified in the applicable Award Agreement (which shall not exceed ten (10) years) or (ii) the period of time specified in the applicable Award Agreement that follows the Holder’s Termination of Employment or severance of affiliation relationship with the Company. Unless the applicable Award Agreement specifies a shorter term, in the case of an ISO granted to a Ten Percent Shareholder, the Option shall expire on the fifth anniversary of the date the Option is granted.

5.6              Amount Exercisable. Each Option may be exercised at the time, in the manner and subject to the conditions the Committee specifies in the Award Agreement in its sole discretion.

5.7              Exercise of Option.

C-12

(a)               General Method of Exercise. Subject to the terms and provisions of the Plan and the applicable Award Agreement, Options may be exercised in whole or in part from time to time by the delivery of written notice in the manner designated by the Committee stating (1) that the Holder wishes to exercise such Option on the date such notice is so delivered, (2) the number of Shares with respect to which the Option is to be exercised and (3) the address to which any certificate representing such Shares should be mailed. Except in the case of exercise by a third-party broker as provided below, in order for the notice to be effective the notice must be accompanied by payment of the Option Price by any combination of the following: (a) cash, certified check, bank draft or postal or express money order for an amount equal to the Option Price under the Option, (b) an election to make a cashless exercise through a registered broker-dealer (if approved in advance by the Committee or an executive officer of the Company) or (c) any other form of payment (including net-settlement in Shares) which is acceptable to the Committee.

(b)               Exercise Through Third-Party Broker. The Committee may permit a Holder to elect to pay the Option Price and any applicable tax withholding resulting from such exercise by authorizing a third-party broker to sell all or a portion of the Shares acquired upon exercise of the Option and remit to the Company a sufficient portion of the sale proceeds to pay the Option Price and any applicable tax withholding resulting from such exercise.

5.8              Notification of Disqualifying Disposition. If any Optionee shall make any disposition of Shares issued pursuant to the exercise of an ISO under the circumstances described in section 421(b) of the Code (relating to certain disqualifying dispositions), such Optionee shall notify the Company of such disposition within ten (10) days thereof.

5.9              No Rights as Shareholder. An Optionee shall not have any rights as a shareholder with respect to Shares covered by an Option until the date such Shares are issued by the Company; and, except as otherwise provided in Section 4.6(a), no adjustment for dividends, or otherwise, shall be made if the record date therefor is prior to the date of issuance of such shares.

5.10          $100,000 Limitation on ISOs. To the extent that the aggregate Fair Market Value of Shares with respect to which ISOs first become exercisable by a Holder in any calendar year exceeds $100,000, taking into account both Shares subject to ISOs under the Plan and Shares subject to ISOs under all other plans of the Company, such Options shall be treated as NSOs. For this purpose, the “Fair Market Value” of the Shares subject to Options shall be determined as of the date the Options were awarded. In reducing the number of Options treated as ISOs to meet the $100,000 limit, the most recently granted Options shall be reduced first. To the extent a reduction of simultaneously granted Options is necessary to meet the $100,000 limit, the Committee may, in the manner and to the extent permitted by law, designate which Shares are to be treated as shares acquired pursuant to the exercise of an ISO.

ARTICLE VI
Share Appreciation Rights

6.1              Authority to Grant SAR Awards. Subject to the terms and provisions of the Plan, the Committee, at any time, and from time to time, may grant SARs under the Plan to eligible persons in such number and upon such terms as the Committee shall determine. Subject to the terms and conditions of the Plan, the Committee shall have complete discretion in determining the number of SARs granted to each Holder and, consistent with the provisions of the Plan, in determining the terms and conditions pertaining to such SARs.

C-13

6.2              General Terms. Subject to the terms and conditions of the Plan, a SAR granted under the Plan shall confer on the recipient a right to receive, upon exercise thereof, an amount equal to the excess of (a) the Fair Market Value of one Share on the date of exercise over (b) the grant price of the SAR, which shall not be less than one hundred percent (100%) of the Fair Market Value of one Share on the date of grant of the SAR.

6.3              SAR Agreement. Each Award of SARs granted under the Plan shall be evidenced by an Award Agreement that shall specify (a) the grant price of the SAR, (b) the term of the SAR, (c) the vesting and termination provisions of the SAR and (d) such other provisions as the Committee shall determine that are not inconsistent with the terms and provisions of the Plan. The Committee may impose such additional conditions or restrictions on the exercise of any SAR as it may deem appropriate.

6.4              Term of SAR. The term of a SAR granted under the Plan shall be determined by the Committee, in its sole discretion; provided that no SAR shall be exercisable on or after the tenth anniversary date of its grant.

6.5              Exercise of SAR. A SAR may be exercised upon whatever terms and conditions the Committee, in its sole discretion, imposes.

6.6              Payment of SAR Amount. Upon the exercise of a SAR, a Holder shall be entitled to receive payment from the Company in an amount determined by multiplying the excess of the Fair Market Value of a Share on the date of exercise over the grant price of the SAR by the number of Shares with respect to which the SAR is exercised. At the discretion of the Committee, the payment upon SAR exercise may be in cash, in Shares of equivalent value, in some combination thereof or in any other manner approved by the Committee in its sole discretion. The Committee’s determination regarding the form of SAR payout shall be set forth in the Award Agreement pertaining to the grant of the SAR.

6.7              Termination of Employment. Each Award Agreement shall set forth the extent to which the Holder of a SAR shall have the right to exercise the SAR following the Holder’s Termination of Employment. Such provisions shall be determined in the sole discretion of the Committee, may be included in the Award Agreement entered into with the Holder, need not be uniform among all SARs issued pursuant to the Plan, and may reflect distinctions based on the reasons for termination.

ARTICLE VII
Restricted Share Awards

7.1              Restricted Share Awards. The Committee may make Awards of Restricted Shares to eligible persons selected by it. The amount of, the vesting and the transferability restrictions applicable to any Restricted Share Award shall be determined by the Committee in its sole discretion. If the Committee imposes vesting or transferability restrictions on a Holder’s rights with respect to Restricted Shares, the Committee may issue such instructions to the Company’s share transfer agent in connection therewith as it deems appropriate. The Committee may also cause any certificate for Shares issued pursuant to a Restricted Share Award to be imprinted with any legend which counsel for the Company considers advisable with respect to the restrictions or, should the Shares be represented by book or electronic entry rather than a certificate, the Company may take such steps to restrict transfer of the Shares as counsel for the Company considers necessary or advisable to comply with applicable law.

C-14

7.2              Restricted Share Award Agreement. Each Restricted Share Award shall be evidenced by an Award Agreement that contains any vesting, transferability restrictions and other provisions as the Committee may specify.

7.3              Holder’s Rights as Shareholder. Subject to the terms and conditions of the Plan, each recipient of a Restricted Share Award shall have all the rights of a shareholder with respect to any issued Restricted Shares included in the Restricted Share Award during the Period of Restriction established for the Restricted Share Award. Unless otherwise provided in an Award Agreement, dividends paid with respect to Restricted Shares in cash or property other than Shares or rights to acquire Shares or bonus issues shall be paid to the recipient of the Restricted Share Award currently. Dividends paid in Shares or rights to acquire Shares shall be added to and become a part of the Restricted Shares. During the Period of Restriction, certificates representing the Restricted Shares shall be registered in the Holder’s name and bear a restrictive legend to the effect that ownership of such Restricted Shares, and the enjoyment of all rights appurtenant thereto, are subject to the restrictions, terms, and conditions provided in the Plan and the applicable Award Agreement. Such certificates shall be deposited by the recipient with the Secretary of the Company or such other officer of the Company as may be designated by the Committee, together with all share transfer forms or other instruments of assignment, each endorsed in blank, which will permit transfer to or purchase by the Company of all or any portion of the Restricted Shares which shall be forfeited in accordance with the Plan and the applicable Award Agreement.

7.4              Minimum Vesting Period. Any Restricted Share Award granted under the Plan shall have a minimum vesting period (which may vest in ratable increments or other increments not greater than what would be available if made in ratable increments) of not less than one year, except that no minimum vesting period shall apply to any Restricted Share Award made in lieu of salary, cash bonuses or a Director’s annual compensation.

ARTICLE VIII
Restricted Share Unit Awards

8.1              Authority to Grant RSU Awards. Subject to the terms and provisions of the Plan, the Committee, at any time, and from time to time, may grant RSU Awards under the Plan to eligible persons in such amounts and upon such terms as the Committee shall determine. The amount of, the vesting and the transferability restrictions applicable to any RSU Award shall be determined by the Committee in its sole discretion. The Committee shall maintain a bookkeeping ledger account that reflects the number of RSUs credited under the Plan for the benefit of a Holder.

C-15

8.2              RSU Award. An RSU Award shall be similar in nature to a Restricted Share Award except that no Shares are actually issued or transferred to the Holder until a later date specified in the applicable Award Agreement. Each RSU shall have a value equal to the Fair Market Value of a Share.

8.3              RSU Award Agreement. Each RSU Award shall be evidenced by an Award Agreement that contains any Substantial Risk of Forfeiture, transferability restrictions, form and time of payment provisions and other provisions not inconsistent with the Plan as the Committee may specify.

8.4              Dividend Equivalents. An Award Agreement for an RSU Award may specify that the Holder shall be entitled to the payment of Dividend Equivalents under the Award.

8.5              Form of Payment Under RSU Award. Payment under an RSU Award shall be made in either cash or Shares, or any combination thereof, as specified in the applicable Award Agreement.

8.6              Time of Payment Under RSU Award. A Holder’s payment under an RSU Award shall be made at such time as is specified in the applicable Award Agreement. The Award Agreement shall specify that the payment will be made (1) by a date that is no later than the date that is two and one-half (2 1/2) months after the end of the Fiscal Year in which the RSU Award payment is no longer subject to a Substantial Risk of Forfeiture or (2) at a time that is permissible under Section 409A.

8.7              No Rights as Shareholder. Each recipient of a RSU Award shall have no rights of a shareholder with respect to any Shares underlying such RSUs until such date as the underlying Shares are issued.

8.8              Minimum Vesting Period. Any RSU Award granted under the Plan shall have a minimum vesting period (which may vest in ratable increments or other increments not greater than what would be available if made in ratable increments) of not less than one year, except that no minimum vesting period shall apply to any Restricted Share Award made in lieu of salary, cash bonuses or a Director’s annual compensation. The limitations described in this Section 8.8 shall not apply to an RSU Award, provided (i) the Award is granted by the Committee, and (ii) the Shares issuable pursuant to Awards that do not comply with the requirements described in the first sentence of this Section 8.8, or the minimum vesting requirements of Sections 7.4, 9.7 and 10.5, as applicable, collectively, do not exceed five percent (5%) of the Shares authorized for grant under the Plan.

ARTICLE IX
Performance Share Awards and Performance Unit Awards

9.1              Authority to Grant Performance Share Awards and Performance Unit Awards. Subject to the terms and provisions of the Plan, the Committee, at any time, and from time to time, may grant Performance Share Awards and Performance Unit Awards under the Plan to eligible persons in such amounts and upon such terms as the Committee shall determine. The amount of, the vesting and the transferability restrictions applicable to any Performance Share Award or Performance Unit Award shall be based upon the attainment of such Performance Goals as the Committee may determine. If the Committee imposes vesting or transferability restrictions on a Holder’s rights with respect to Performance Share or Performance Unit Awards, the Committee may issue such instructions to the Company’s share transfer agent in connection therewith as it deems appropriate. The Committee may also cause any certificate for Shares issued pursuant to a Performance Share or Performance Unit Award to be imprinted with any legend which counsel for the Company considers advisable with respect to the restrictions or, should the Shares be represented by book or electronic entry rather than a certificate, the Company may take such steps to restrict transfer of the Shares as counsel for the Company considers necessary or advisable to comply with applicable law.

C-16

9.2              Performance Goals. A Performance Goal must be objective such that a third party having knowledge of the relevant facts could, at the end of the measurement period, determine whether the goal has been met in fact. Such a Performance Goal may be based on one or more business criteria that apply to the Holder and may include business criteria for one or more business units of the Company, the Company, or the Company and one or more of its Affiliates. The Performance Goal will be established by the Committee in its sole discretion based on measurements using one or more of the following business criteria: revenue, cost of sales, direct costs, gross margin, selling and general expense, operating income, EBITDA (earnings before interest, taxes, depreciation and amortization), depreciation, amortization, interest expense, EBT (earnings before taxes), net income, net income from continuing operations, earnings per share, cash, accounts receivable, inventory, total current assets, fixed assets (gross or net), goodwill, intangibles, total long-term assets, accounts payable, total current liabilities, debt, net debt (debt less cash), long-term liabilities, shareholders equity, total shareholder return, operating working capital (accounts receivable plus inventory less accounts payable), working capital (total current assets less total current liabilities), operating cash flow, total cash flow, capital expenditures, share price, market share, shares outstanding, market capitalization, reserve growth, EBITDA growth, finding costs, or number of employees. The Performance Goal established by the Committee may also be based on a return or rates of return using any of the foregoing criteria and including a return or rates of return based on revenue, earnings, capital, invested capital, cash, cash flow, assets, net assets, equity or a combination or ratio therefrom. The criteria selected by the Committee may be used to calculate a ratio or may be used as a cumulative or an absolute measure or as a measure of comparative performance relative to a peer group of companies, an index, budget, prior period, or combination thereof, or other standard selected by the Committee. Unless otherwise stated, such a Performance Goal need not be based upon an increase or positive result under a particular business criterion and could include, for example, maintaining the status quo or limiting economic losses (measured, in each case, by reference to specific business criteria). The criteria selected by the Committee shall be calculated in accordance with (i) amounts reflected in the Company’s financial statements or (ii) U.S. generally accepted accounting principles or (iii) any other methodology established by the Committee prior to the “Performance Goal Establishment Date” (as defined below). Performance Goals may be determined by including or excluding, in the Committee’s discretion (as determined prior to the Performance Goal Establishment Date), items that are determined to be extraordinary, unusual in nature, infrequent in occurrence, related to the disposal or acquisition of a segment of a business, or related to a change in accounting principal, in each case, based on applicable accounting rules, or consistent with Company accounting policies and practices in effect on the date the Performance Goal is established. Subject to the foregoing provisions, the terms, conditions and limitations applicable to any Performance Share or Performance Unit Awards made pursuant to the Plan shall be determined by the Committee.

C-17

9.3              Award Agreement. Each Performance Share Award or Performance Unit Award shall be evidenced by an Award Agreement that contains any vesting, transferability restrictions and other provisions not inconsistent with the Plan as the Committee may specify.

9.4              Form of Payment Under Performance Unit Award. Payment under a Performance Unit Award shall be made in cash and/or Shares as specified in the Holder’s Award Agreement.

9.5              Time of Payment Under Performance Unit Award. A Holder’s payment under a Performance Unit Award shall be made at such time as is specified in the applicable Award Agreement. The Award Agreement shall specify that the payment will be made (1) by a date that is no later than the date that is two and one-half (2 1/2) months after the end of the Fiscal Year in which the Performance Unit Award payment is no longer subject to a Substantial Risk of Forfeiture or (2) at a time that is permissible under Section 409A.

9.6              Holder’s Rights as Shareholder With Respect to Performance Awards. Unless otherwise set forth in an Award Agreement, each Holder of a Performance Share Award shall have all the rights of a shareholder with respect to the Shares issued to the Holder pursuant to the Award during any period in which such issued Shares are subject to forfeiture and restrictions on transfer, including without limitation, the right to vote such Shares. Each Holder of a Performance Unit Award shall have no rights of a shareholder with respect to any Shares underlying such Performance Unit Award until such date as the underlying Shares are issued.

9.7              Minimum Performance Period. All Performance Share Awards and Performance Unit Awards granted under the Plan shall have a minimum performance period of not less than one year, except that no minimum performance period shall apply to any Performance Share Award or Performance Unit Award made in lieu of salary, cash bonuses or a Director’s annual compensation. The limitations described in this Section 9.7 shall not apply to a Performance Share Award or to a Performance Unit Award, or to the Committee’s exercise of discretion to accelerate vesting of a Performance Share Award or a Performance Unit Award, provided (i) the Award is granted by the Committee, and (ii) the Shares issuable pursuant to Awards that do not comply with the requirements described in the first sentence of this Section 9.7, or the minimum vesting requirements of Sections 7.4, 8.8 and 10.5, collectively, do not exceed five percent (5%) of the Shares authorized for grant under the Plan.

ARTICLE X
Other Share-Based Awards

10.1          Authority to Grant Other Share-Based Awards. The Committee may grant to eligible persons other types of equity-based or equity-related Awards not otherwise described by the terms and provisions of the Plan (including, subject to applicable law, the grant or offer for sale of unrestricted Shares) in such amounts and subject to such terms and conditions, as the Committee shall determine. Such Awards may involve the issue or transfer of Shares to Holders, or payment in cash or otherwise of amounts based on the value of Shares and may include, without limitation, Awards designed to comply with or take advantage of the applicable local laws of jurisdictions other than the United States.

C-18

10.2          Value of Other Share-Based Award. Each Other Share-Based Award shall be expressed in terms of Shares or units based on Shares, as determined by the Committee.

10.3          Payment of Other Share-Based Award. Payment, if any, with respect to an Other Share-Based Award shall be made in accordance with the terms of the Award, in cash or Shares or any combination thereof as the Committee determines.

10.4          Termination of Employment. Subject to Section 10.5, the Committee shall determine the extent to which a Holder’s rights with respect to Other Share-Based Awards shall be affected by the Holder’s Termination of Employment. Such provisions shall be determined in the sole discretion of the Committee and need not be uniform among all Other Share-Based Awards issued pursuant to the Plan.

10.5          Minimum Vesting Period. Other Share-Based Awards granted under the Plan shall have a minimum vesting period (which may vest in ratable increments or other increments not greater than what would be available if made in ratable increments) of not less than one year, except that no minimum vesting period shall apply to any Other Share-Based Award made in lieu of salary, cash bonuses or a Director’s annual compensation. The limitations described in this Section 10.5 shall not apply to an Other Share-Based Award, or to the Committee’s exercise of discretion to accelerate vesting of an Other Share-Based Award, provided (i) the Award is granted by the Committee, and (ii) the Shares issuable pursuant to Awards that do not comply with the requirements described in the first sentence of this Section 10.5, or the minimum vesting requirements of Sections 7.4, 8.8 and 9.7, as applicable, collectively, do not exceed five percent (5%) of the Shares authorized for grant under the Plan.

ARTICLE XI
Cash-Based Awards

11.1          Authority to Grant Cash-Based Awards. Subject to the terms and provisions of the Plan, the Committee, at any time, and from time to time, may grant Awards of cash under the Plan to eligible persons in such amounts and upon such terms as the Committee shall determine.

11.2          Value of Cash-Based Award. Each Cash-Based Award shall specify a payment amount or payment range (including manner of calculation or determination) as determined by the Committee.

11.3          Payment of Cash-Based Award. Payment, if any, with respect to a Cash-Based Award shall be made in accordance with the terms of the Award, in cash.

11.4          Termination of Employment. The Committee shall determine the extent to which a Holder’s rights with respect to Cash-Based Awards shall be affected by the Holder’s Termination of Employment. Such provisions shall be determined in the sole discretion of the Committee and need not be uniform among all Cash-Based Awards issued pursuant to the Plan.

C-19

ARTICLE XII
Substitution Awards

Awards may be granted under the Plan from time to time in substitution for share options and other awards held by employees or other service providers of other Entities who are about to become Employees or other service providers of the Company or its Affiliates, or whose employer is about to become an Affiliate as the result of an acquisition, merger, amalgamation, consolidation, plan or scheme of arrangement, exchange offer, business combination or similar transaction of the Company or any of its Subsidiaries with another Entity, or the acquisition by the Company or a Subsidiary of substantially all the assets of another Entity, or the acquisition by the Company or a Subsidiary of at least fifty percent (50%) of the issued and outstanding stock, shares or securities of another Entity as the result of which such other Entity will become an Affiliate of the Company. The terms and conditions of the substitute Awards so granted may vary from the terms and conditions set forth in the Plan to such extent as the Committee at the time of grant may deem appropriate to conform, in whole or in part, to the provisions of the Award in substitution for which they are granted.

ARTICLE XIII
Administration

13.1          Awards. The Plan shall be administered by the Committee. The members of the Committee shall serve at the discretion of the Board. The Committee shall have full power and authority to administer the Plan and to take all actions that the Plan contemplates or are necessary, appropriate in connection with the administration of the Plan and with respect to Awards granted under the Plan. The Board, or a duly authorized committee thereof, shall administer the Plan with respect to the grant of Awards to Directors.

13.2          Authority of the Committee. The Committee shall have full power to interpret and apply the terms and provisions of the Plan and Awards made under the Plan, and to adopt such rules, regulations and guidelines for implementing the Plan as the Committee may deem necessary or advisable proper in the sole discretion of the Committee, all of which powers shall be exercised in the best interests of the Company and in keeping with the objectives of the Plan. A majority of the members of the Committee shall constitute a quorum for the transaction of business, and the vote of a majority of those members present at any meeting shall decide any question brought before that meeting. Any decision or determination reduced to writing and signed by a majority of the members shall be as effective as if it had been made by a majority vote at a meeting properly called and held. All questions of interpretation and application of the Plan, or as to Awards granted under the Plan, shall be subject to the determination, which shall be final and binding, of a majority of the whole Committee. No member of the Committee shall be liable for any act or omission of any other member of the Committee or for any act or omission on his own part, including but not limited to the exercise of any power or discretion given to him under the Plan, except those resulting from his own gross negligence or willful misconduct. In carrying out its authority under the Plan, the Committee shall have full and final authority and discretion, including but not limited to the following rights, powers and authorities: to determine the persons to whom and the time or times at which Awards will be made; determine the number and exercise price of Shares covered in each Award subject to the terms and provisions of the Plan; determine the terms, provisions and conditions of each Award, which need not be identical and need not match the default terms set forth in the Plan; accelerate the time at which any outstanding Award will vest; prescribe, amend and rescind rules and regulations relating to administration of the Plan; and make all other determinations and take all other actions deemed necessary, appropriate or advisable for the proper administration of the Plan.

C-20

The Committee may correct any defect or supply any omission or reconcile any inconsistency in the Plan or in any Award to a Holder in the manner and to the extent the Committee deems necessary or desirable to further the Plan’s objectives. Further, the Committee shall make all other determinations that may be necessary or advisable for the administration of the Plan. As permitted by law and stock exchange rules and the terms and provisions of the Plan, the Committee may delegate its authority as identified in this Section 13.2. The Committee may employ attorneys, consultants, accountants, agents, and other persons, any of whom may be an Employee, and the Committee, the Company, and its officers and Board shall be entitled to rely upon the advice, opinions, or valuations of any such persons.

13.3          Decisions Binding. All determinations and decisions made by the Committee or the Board, as the case may be, pursuant to the provisions of the Plan and all related orders and resolutions of the Committee or the Board, as the case may be, shall be final, conclusive and binding on all persons, including the Company, the Holders and the estates and beneficiaries of Holders.

13.4          No Liability. Under no circumstances shall the Company, the Board or the Committee incur liability for any indirect, incidental, consequential or special damages (including lost profits) of any form incurred by any person, whether or not foreseeable and regardless of the form of the act in which such a claim may be brought, with respect to the Plan or the Company’s, the Committee’s or the Board’s roles in connection with the Plan.

ARTICLE XIV
Amendment or Termination of Plan

14.1          Amendment, Modification, Suspension, and Termination. Subject to Section 14.2, the Board may, at any time and from time to time, alter, amend, restate, modify, suspend, or terminate the Plan in whole or in part; provided, however, that, without the prior approval of the Company’s shareholders and except as provided in Section 4.6, the Board shall not directly or indirectly lower the Option Price of a previously granted Option or the grant price of a previously granted SAR; no amendment or modification of the Plan shall be made without shareholder approval if shareholder approval is required by applicable law or stock exchange rules.

14.2          Awards Previously Granted. Notwithstanding any other provision of the Plan to the contrary, no alteration, amendment, restatement, modification, suspension or termination of the Plan or an Award Agreement shall adversely affect in any material way any Award previously granted under the Plan, without the written consent of the Holder holding such Award.

C-21

ARTICLE XV
Miscellaneous

15.1          Unfunded Plan/No Establishment of a Trust Fund. Holders shall have no right, title, or interest whatsoever in or to any investments that the Company or any of its Affiliates may make to aid in meeting obligations under the Plan. Nothing contained in the Plan, and no action taken pursuant to its provisions, shall create or be construed to create a trust of any kind, or a fiduciary relationship between the Company and any Holder, beneficiary, legal representative, or any other person. To the extent that any person acquires a right to receive payments from the Company under the Plan, such right shall be no greater than the right of an unsecured general creditor of the Company. All payments to be made hereunder shall be paid from the general funds of the Company and no special or separate fund shall be established and no segregation of assets shall be made to assure payment of such amounts, except as expressly set forth in the Plan. No property shall be set aside nor shall a trust fund of any kind be established to secure the rights of any Holder under the Plan. The Plan is not intended to be subject to the United States Employee Retirement Income Security Act of 1974, as amended.

15.2          No Employment Obligation. The granting of any Award shall not constitute an employment contract, express or implied, alter any “at will” employment relationship, nor impose upon the Company or any Affiliate any obligation to employ or continue to employ, or utilize the services of, any Holder. The right of the Company or any Affiliate to terminate the Employment of any person shall not be diminished or affected by reason of the fact that an Award has been granted to him, and nothing in the Plan or an Award Agreement shall interfere with or limit in any way the right of the Company or its Affiliates to terminate any Holder’s Employment at any time or for any reason not prohibited by law.

15.3          Tax Withholding. The Company or any Affiliate shall be entitled to deduct from other compensation payable to each Holder any sums required by federal, state, cantonal, local or similar tax law to be withheld with respect to an Award. In the alternative, the Company may require the Holder (or other person validly exercising the Award) to pay such sums for taxes directly to the Company or any Affiliate in cash or by check. In the discretion of the Committee, and with the consent of the Holder, the Company may reduce the number of Shares issued to the Holder upon such Holder’s exercise of an Option to satisfy the tax withholding obligations of the Company or an Affiliate; provided that the Fair Market Value of the Shares not issued shall not exceed the Company’s or the Affiliate’s Minimum Statutory Tax Withholding Obligation. The Committee may, in its discretion, permit a Holder to satisfy any Minimum Statutory Tax Withholding Obligation arising upon the vesting of an Award by issuing to the Holder a reduced number of Shares in the manner specified herein. If permitted by the Committee, at the time of vesting of shares under the Award, the Company shall (a) calculate the amount of the Company’s or an Affiliate’s Minimum Statutory Tax Withholding Obligation on the assumption that all such Shares vested under the Award are to be issued, (b) reduce the number of such Shares actually issued so that the Fair Market Value of the Shares withheld from issuance on the vesting date approximates the Company’s or an Affiliate’s Minimum Statutory Tax Withholding Obligation and (c) in lieu of the Shares withheld from issuance, remit cash to the United States Treasury and/or other applicable governmental authorities, on behalf of the Holder, in the amount of the Minimum Statutory Tax Withholding Obligation. The Company shall withhold from issuance only whole Shares to satisfy its Minimum Statutory Tax Withholding Obligation. Where the Fair Market Value of the Shares withheld from issuance does not equal the amount of the Minimum Statutory Tax Withholding Obligation, the Company shall withhold from issuance Shares with a Fair Market Value slightly less than the amount of the Minimum Statutory Tax Withholding Obligation and the Holder must satisfy the remaining minimum withholding obligation in some other manner permitted under this Section 15.3. The Shares withheld from issuance by the Company shall be authorized but unissued Shares and the Holder’s right, title and interest in the rights to subscribe for such Shares shall terminate. The Company shall have no obligation upon grant, vesting or exercise of any Award or lapse of restrictions on an Award until the Company or an Affiliate has received payment sufficient to cover the Minimum Statutory Tax Withholding Obligation with respect to that grant, vesting, exercise or lapse of restrictions. Neither the Company nor any Affiliate shall be obligated to advise a Holder of the existence of the tax or the amount which it will be required to withhold.

C-22

15.4          Gender and Number. If the context requires, words of one gender when used in the Plan shall include the other and words used in the singular or plural shall include the other.

15.5          Severability. In the event any provision of the Plan shall be held illegal or invalid for any reason, the illegality or invalidity shall not affect the remaining parts of the Plan, and the Plan shall be construed and enforced as if the illegal or invalid provision had not been included.

15.6          Headings. Headings of Articles and Sections are included for convenience of reference only and do not constitute part of the Plan and shall not be used in construing the terms and provisions of the Plan.

15.7          Other Compensation Plans. The adoption of the Plan shall not affect any outstanding options, restricted shares or restricted share units, nor shall the Plan preclude the Company from establishing any other forms of incentive compensation arrangements for Employees or Directors.

15.8          Other Awards. The grant of an Award shall not confer upon the Holder the right to receive any future or other Awards under the Plan, whether or not Awards may be granted to similarly situated Holders, or the right to receive future Awards upon the same terms or conditions as previously granted.

15.9          Successors. All obligations of the Company under the Plan with respect to Awards granted hereunder shall be binding on any successor to the Company or continuing company, whether the existence of such successor is the result of a direct or indirect acquisition, reorganization, reincorporation, redomestication, merger, amalgamation, consolidation, plan or scheme of arrangement, exchange offer, business combination or similar transaction of the Company or the sale, transfer or other disposition of all or substantially all of the Company’s Assets.

15.10      Law Limitations/Governmental Approvals. The granting of Awards and the issuance of Shares under the Plan shall be subject to all applicable laws, rules, and regulations, and to such approvals by any governmental agencies or securities exchanges as may be required.

C-23

15.11      Delivery of Title. The Company shall have no obligation to issue or deliver evidence of title for Shares issued under the Plan prior to obtaining any approvals from governmental agencies that the Company determines are necessary or advisable; and completion of any registration or other qualification of the Shares under any applicable national or foreign law or ruling of any governmental body that the Company determines to be necessary or advisable.

15.12      Inability to Obtain Authority. The inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company’s counsel to be necessary to the lawful issuance and sale of any Shares hereunder (or amounts due or owing hereunder), shall relieve the Company of any liability in respect of the failure to issue or sell such Shares (or pay amounts due or owing with respect hereto) as to which such requisite authority shall not have been obtained.

15.13      Fractional Shares. No fractional Shares shall be issued or acquired pursuant to the Plan or any Award. If the application of any provision of the Plan or any Award Agreement would yield a fractional Share, such fractional Share shall be rounded down to the next whole Share.

15.14      Investment Representations. The Committee may require any person receiving Awards or Shares pursuant to an Award under the Plan to represent and warrant in writing that the person is acquiring the Shares for investment and without any present intention to sell or distribute such Shares or such other representatives or warranties as the Committee deems appropriate to ensure compliance with applicable securities laws.

15.15      Persons Residing Outside of the United States. Notwithstanding any provision of the Plan to the contrary, in order to comply with the laws in other countries in which the Company or any of its Affiliates operates or has Employees, the Committee, in its sole discretion, shall have the power and authority to determine which Affiliates shall be covered by the Plan; determine which persons employed outside the United States are eligible to participate in the Plan; amend or vary the terms and provisions of the Plan and the terms and conditions of any Award granted to persons who reside outside the United States; establish subplans and modify exercise procedures and other terms and procedures to the extent such actions may be necessary or advisable — any subplans and modifications to Plan terms and procedures established under this Section 15.15 by the Committee shall be attached to the Plan document as Appendices; and take any action, before or after an Award is made, that it deems advisable to obtain or comply with any necessary local government regulatory exemptions or approvals. Notwithstanding the above, the Committee may not take any actions hereunder, and no Awards shall be granted, that would violate the Exchange Act, the Code, any securities law or governing statute or any other applicable law.

15.16      Arbitration of Disputes. Any controversy arising out of or relating to the Plan or an Award Agreement shall be resolved by arbitration conducted pursuant to the arbitration rules of the American Arbitration Association. The arbitration shall be final and binding on the parties.

15.17      Governing Law. The provisions of the Plan and the rights of all persons claiming thereunder shall be construed, administered and governed under the laws of the State of Delaware.

C-24